Exhibit 99.1



TOM E. ROESSER                         3241-0
KATHERINE G. LEONARD                   5576-0
CARLSMITH BALL LLP
Pacific Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
Tel No. 808.523.2500
Fax No. 808.523.0842
troesser@carlsmith.com; kleonard@carlsmith.com

BRUCE BENNETT (Admitted Pro Hac Vice)
SIDNEY P. LEVINSON (Admitted Pro Hac Vice)
JOSHUA D. MORSE (Admitted Pro Hac Vice)
JOHN L. JONES, II (Admitted Pro Hac Vice)
HENNIGAN, BENNETT & DORMAN LLP
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Tel. No. 213.694.1200
Fax No. 213.694.1234
bennettb@hbdlawyers.com; levinsons@hbdlawyers.com;
morsej@hbdlawyers.com; jonesj@hbdlawyers.com

Counsel for Joshua Gotbaum
Chapter 11 Trustee for Hawaiian Airlines, Inc.

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF HAWAII


In re                                   CASE NO. 03-00817
                                        (Chapter 11)
HAWAIIAN AIRLINES, INC., a
Hawaii corporation,

            Debtor.
--------------------------------

                           HAWAIIAN AIRLINES, INC.,
                    MONTHLY OPERATING REPORT FOR THE PERIOD
                   JANUARY 1, 2004 THROUGH JANUARY 31, 2004

          Joshua Gotbaum, the Chapter 11 Trustee (the "Trustee") of Hawaiian Airlines, Inc., the Debtor in the above-captioned bankruptcy case (the "Debtor") by and through his undersigned counsel, hereby submits the Monthly Operating Report, pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, (the "Report"). Copies of the Report have been delivered to the Office of the United States Trustee and to counsel for the Creditors' Committee.

          The undersigned counsel certifies that counsel has reviewed the monthly operating report and that it has been prepared in compliance with L.
R. 2015-7.

          DATED: Honolulu, Hawaii, February 20, 2004.


                                    /s/ Tom E. Roesser
                                    ------------------------------
                                    CARLSMITH BALL LLP
                                    TOM E. ROESSER
                                    KATHERINE G. LEONARD

                                    HENNIGAN, BENNETT & DORMAN LLP
                                    BRUCE BENNETT
                                    SIDNEY P. LEVINSON
                                    JOSHUA D. MORSE
                                    JOHN L. JONES, II
                                    Counsel for JOSHUA GOTBAUM,
                                    CHAPTER 11 TRUSTEE FOR HAWAIIAN
                                    AIRLINES, INC.



                                      2.

        HAWAIIAN AIRLINES, INC.



             JANUARY 2004


        FINANCIAL INFORMATION

       NOTE (1): Cautionary Statement

       To comply with the monthly United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is filing with the bankruptcy court its unaudited condensed balance sheet as of January 31, 2004, and related unaudited condensed statement of operations and cash flows for the one-month period ended January 31, 2004, as well as supporting schedules and other financial information (the "Operating Report"). The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2003, will result in a variety of adjustments, some of which may be material and may have an impact on January 2004 results. Therefore, the Company cautions against placing undue reliance on the information contained in the monthly Operating Report. When the Company concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.


                             HAWAIIAN AIRLINES, INC.
           Condensed Statement of Operations (UNAUDITED - See Note (1))

(Actual amounts in thousands)                                     ONE MONTH ENDED
                                                                     January 31,
                                                           ---------------------------
                                                                        2004
                                                           ---------------------------
Operating Revenues:
   Passenger............................................     $                 54,216
   Charter..............................................                          971
   Cargo................................................                        2,431
   Other................................................                        2,747
                                                           ---------------------------
     Total..............................................                       60,365
                                                           ---------------------------

Operating Expenses:
   Wages and benefits...................................                       18,614
   Aircraft fuel, including taxes and oil...............                        9,190
   Maintenance materials and repairs....................                        3,516
   Aircraft rent........................................                        8,936
   Other rental and landing fees........................                        2,030
   Sales commissions....................................                          320
   Depreciation and amortization........................                          600
   Other................................................                       11,194
                                                           ---------------------------
     Total..............................................                       54,400
                                                           ---------------------------

Operating Income (Loss).................................                        5,965
                                                           ---------------------------

Nonoperating Income (Expense):
   Reorganization items, net............................                       (1,779)
   Interest and amortization of debt expense............                          (21)
   Interest income......................................                            -
   Gain (loss) on disposition of equipment..............                           (7)
   Other, net...........................................                          142
                                                           ---------------------------
     Total..............................................                       (1,665)
                                                           ---------------------------

Income Before Taxes.....................................                        4,300

Income Taxes:
     Income tax benefit (expense).......................                            -
                                                           ---------------------------

Net Income..............................................     $                  4,300
                                                           ===========================

                                        HAWAIIAN AIRLINES, INC.
                            Condensed Balance Sheet (UNAUDITED - See Note (1))

(Actual amounts in thousands)                                                               January 31,
                                                                                               2004
                                                                                    --------------------------
ASSETS
Current Assets:
   Cash and cash equivalents....................................................     $                 87,039
   Restricted cash..............................................................                       54,078
   Accounts receivable..........................................................                       50,324
   Inventories..................................................................                       17,644
   Prepaid expenses and other...................................................                       19,341
                                                                                    --------------------------
     Total current assets.......................................................                      228,426
                                                                                    --------------------------

Noncurrent Assets:
   Property and equipment, less accumulated depreciation........................                       45,793
   Reorganization value in excess of identifiable assets........................                       28,320
   Other assets.................................................................                       47,522
                                                                                    --------------------------
     Total noncurrent assets....................................................                      121,635
                                                                                    --------------------------

       Total Assets                                                                  $                350,061
                                                                                    =========================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
   Accounts payable.............................................................     $                 52,042
   Accrued liabilities..........................................................                       49,180
   Air traffic liability........................................................                      106,713
                                                                                    --------------------------
     Total current liabilities..................................................                      207,935
                                                                                    --------------------------

Noncurrent Liabilities:
   Other liabilities and deferred credits.......................................                      170,454
                                                                                    --------------------------
     Total noncurrent liabilities...............................................                      170,454
                                                                                    --------------------------
     Total Liabilities..........................................................                      378,389
                                                                                    --------------------------

Liabilities Subject to Compromise                                                                     159,599
                                                                                    --------------------------

Shareholders' Deficit:
   Common and special preferred stock...........................................                          285
   Capital in excess of par value...............................................                       60,077
   Notes receivable from optionholders..........................................                       (1,536)
   Minimum pension liability adjustment.........................................                     (112,255)
   Accumulated deficit..........................................................                     (134,498)
                                                                                    --------------------------
     Shareholders' Deficit......................................................                     (187,927)
                                                                                    --------------------------

       Total Liabilities and Shareholders' Deficit..............................     $                350,061
                                                                                    ==========================


                                        HAWAIIAN AIRLINES, INC.
                    Condensed Statement of Cash Flows (UNAUDITED - See Note (1))


(Actual amounts in thousands)
                                                                                            ONE MONTH
                                                                                              ENDED
                                                                                           JANUARY 31,
                                                                                              2004
                                                                                    --------------------------
Cash Flows From Operating Activities:
     Net Income.................................................................    $                   4,300
     Adjustments to reconcile net income to net cash
      used in operating activities:
         Depreciation...........................................................                          550
         Amortization...........................................................                           50
         Net periodic postretirement benefit cost...............................                          374
         Loss on disposition of property and equipment..........................                            7
         Increase in restricted cash............................................                       (1,312)
         Increase in accounts receivable........................................                      (13,768)
         Increase in inventory..................................................                       (7,797)
         Decrease in prepaid expenses and other.................................                        2,805
         Increase in accounts payable...........................................                        1,820
         Increase in air traffic liability......................................                        7,238
         Increase in accrued liabilities........................................                        2,307
         Other, net.............................................................                        2,786
                                                                                    --------------------------
             Net cash used in operating activities..............................                         (640)
                                                                                    --------------------------

Reorganization Items, Net.......................................................                       (1,779)
                                                                                    --------------------------

Cash Flows From Investing Activities:
     Purchases of property and equipment........................................                         (483)

                                                                                    --------------------------
             Net cash used in investing activities..............................                         (483)
                                                                                    --------------------------

Cash Flows From Financing Activities:
     Proceeds from optionholders notes receivable...............................                           24
     Repayment of debt..........................................................                           (3)
     Principal payments under capital lease obligation..........................                          (90)

                                                                                    --------------------------
             Net cash used in financing activities..............................                          (69)
                                                                                    --------------------------

             Net decrease in cash and cash equivalents..........................                       (2,971)
                                                                                    --------------------------

Cash and Cash Equivalents - Beginning of Period.................................                       90,010
                                                                                    --------------------------

Cash and Cash Equivalents - End of Period.......................................    $                  87,039
                                                                                    ==========================

                            HAWAIIAN AIRLINES, INC.
                  Traffic Statistics (Scheduled and Charter)
                          (UNAUDITED - See Note (1))

                                                  January
                                                   2004
                                               -----------
SCHEDULED TOTAL
              PAX                                   457123
              RPMS                             465,398,721
              ASMS                             580,622,678
              LF                                     80.2%
CHARTER
              PAX                                    4,230
              RPMS                              11,228,503
              ASMS                              13,203,317
              LF                                     85.0%

SYSTEM TOTAL (INCLUDES CHARTERS)

         REV PAX                                    461,353
         RPMS (000)                                 476,627
         ASMS (000)                                 593,826
         CARGOIMAIL TON MI                        6,749,335
         LOAD FACTOR (%)                              80.3%


HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING JANUARY 31, 2004
---------------------------- --------- --- ----------------------------- ---- ---------------- ---------------- ----------------
                                                                                   TOTAL                            OVER 30
         CATEGORY            G/L ACCT              ACCOUNT TYPE                     DUE            CURRENT           DAYS
---------------------------- --------- --- ----------------------------- ---- ---------------- ---------------- ----------------

PASSENGER & FREIGHT          12720001  04  FEDERAL GOVERMENT             (1)     236,695.31        11,310.89         2,423.00
                             12740001  01  COMMERCIAL                    (2)   5,185,517.04     4,514,227.24       649,559.13
                             12740005      FREIGHT COLLECTS                       52,726.40       (17,435.68)       12,970.66
                             12740007      UATP RECEIVABLE                       237,262.33       236,985.77           237.25
                             12740008  05  STATE GOVERNMENT              (3)     222,524.11        90,171.52        60,037.22
                             12740009  49  AGENCY ACCOUNTS*              (4)  10,710,434.25     2,377,852.48       951,225.78
                             12740010  10  HAWAIIANMILES                       3,520,715.25     3,227,903.55             0.00
                             12740013      AGENCY AREA SETTLEMENT        (5)   5,109,342.97     5,109,342.97             0.00
                             12740015  02  HAL CREDIT CARDS              (6)       1,547.35            14.71             4.08
                             12740026  26  CREDIT CARD COMPANIES*        (7)  12,766,326.45    12,766,326.45            (0.00)
                                                                             ---------------- ---------------- ----------------
                                                                              38,043,091.46    28,316,699.90     1,676,457.12
                                                                             ================ ================ ================

INTERLINE                                                                (8)   6,370,628.66     5,440,995.80       936,755.66
                                                                             ================ ================ ================

MAIL                                                                     (9)     124,981.10       124,981.10             0.00
                                                                             ================ ================ ================

GROUND & IN-FLIGHT SERVICES                                              (10)  1,071,034.46       133,499.62        18,957.93
                                                                             ================ ================ ================


OTHER A/R                                                                (11)  3,031,772.72     2,952,198.24        11,688.36
                                                                             ================ ================ ================

OTHER ASSETS                                                             (12)  3,622,516.69     1,200,660.53     2,148,056.13
                                                                             ================ ================ ================

                             A/R SUBTOTAL                                     52,264,025.09    38,169,035.19     4,791,915.20

                             LESS: RESERVE                                    (1,939,965.91)            0.00             0.00
                                                                             ---------------- ---------------- ----------------

                             TOTAL ACCOUNTS RECEIVABLES                       50,324,059.18    38,169,035.19     4,791,915.20
                                                                             ================ ================ ================

                             PERCENTAGES                                              100%          75.850%           9.520%
                                                                             ================ ================ ================


---------------------------- --------- --- ----------------------------- ---- ---------------- ----------------
                                                                                  OVER 60          OVER 90
         CATEGORY            G/L ACCT              ACCOUNT TYPE                    DAYS             DAYS
---------------------------- --------- --- ----------------------------- ---- ---------------- ----------------

PASSENGER & FREIGHT          12720001  04  FEDERAL GOVERMENT             (1)       4,913.00       218,048.42
                             12740001  01  COMMERCIAL                    (2)      24,747.34        (3,016.67)
                             12740005      FREIGHT COLLECTS                        4,986.45        52,204.97
                             12740007      UATP RECEIVABLE                             0.00            39.31
                             12740008  05  STATE GOVERNMENT              (3)      60,107.70        12,207.67
                             12740009  49  AGENCY ACCOUNTS'              (4)     224,065.82     7,157,290.17
                             12740010  10  HAWAIIANMILES                         106,345.31       186,466.39
                             12740013      AGENCY AREA SETTLEMENT        (5)           0.00             0.00
                             12740015  02  HAL CREDIT CARDS              (6)           0.00         1,528.56
                             12740026  26  CREDIT CARD COMPANIES'        (7)          (0.00)            0.00
                                                                             ---------------- ----------------
                                                                                 425,165.62     7,624,768.82
                                                                             ================ ================

INTERLINE                                                                (8)      (4,449.32)       (2,673.48)
                                                                             ================ ================

MAIL                                                                     (9)           0.00             0.00
                                                                             ================ ================

GROUND & IN-FLIGHT SERVICES                                              (10)          0.00       918,576.91
                                                                             ================ ================


OTHER A/R                                                                (11)      9,366.40        58,519.72
                                                                             ================ ================

OTHER ASSETS                                                             (12)    (12,680.80)      286,480.83
                                                                             ================ ================

                             A/R SUBTOTAL                                        417,401.90     8,885,672.80

                             LESS: RESERVE                                             0.00    (1,939,965.91)
                                                                             ---------------- ----------------

                             TOTAL ACCOUNTS RECEIVABLES                          417,401.90     6,945,706.89
                                                                             ================ ================

                             PERCENTAGES                                            0.830%          13.800%
                                                                             ================ ================



                                                   PAGE NO. 1 OF 2

HAWAIIAN AIRLINES
"UNAUDITED" ACCOUNTS RECEIVABLES SUMMARY
FOR THE MONTH ENDING JANUARY 31, 2004




NOTES:

(1)  MILITARY ACCOUNTS INCLUDING CRAF CHARTER
(2)  CORPORATE AND FREIGHT ACCOUNTS
(3)  STATE OF HAWAII
(4) SALES AND ACTIVITY (EG. DEBIT MEMOS) DIRECTLY BILLABLE TO TRAVEL AGENCIES AND WHOLESALERS NOT SUBJECT TO AREA SETTLEMENT (5) ARC AND BSP
(6)  SALES ON COMPANY CREDIT CARD
(7) CREDIT CARD SALES AND ACTIVITY INCLUDING AMEX, VISA, MC, DINERS CLUB AND UATP, NET OF $39.0 MILLION IN CREDIT CARD HOLDBCKS AS OF JANUARY 31, 2004
(8)  PRIMARILY ACTIVITY FOR IATA AND ACH
(9)  MAIL DELIVERY
(10) PRIMARILY GROUND AND INFLIGHT SERVICES FOR OTHER AIRLINES
(11) PRIMARILY CLEARING, DEPOSITS RECEIVED FOR GROUP TRAVEL, AND BSP ACCOUNTS
(12) MISCELLANEOUS RECEIVABLES



*SEE DETAIL PROVIDED



                                                   PAGE NO. 2 OF 2

HAWAIIAN AIRLINES, INC.
CREDIT CARD RECEIVABLES AGING (Unaudited)
JANUARY 31, 2004

CUSTOMER ID          NAME OF CUSTOMER ACCOUNT        BALANCES        CURRENT         30 DAYS         60 DAYS         90+ DAYS

 260996149       BSP CANADA VISA CARD                  17,356.10       17,356.10               -               -               -

 260996173       BSP CANADA MASTERCARD                  1,889.07        1,889.07

 260996211       DINERS CLUB                          206,690.28      206,690.28

 260996238       AMERICAN EXPRESS                   4,381,350.25    4,381,350.25

 260996246       JCB CREDIT CARD                        5,467.21        5,467.21

 260996254       NOVUS/DISCOVER CARD                  338,891.99      338,891.99

 260996262       US BANK                            7,814,681.55    7,814,681.55

                                                  --------------- --------------- --------------- --------------- ---------------
TOTAL CREDIT CARDS ACCOUNTS                        12,766,326.45   12,766,326.45               -               -               -
                                                  =============== =============== =============== =============== ===============



Note: Balances above are net of any required holdback.

HAWAIIAN AIRLINES, INC.
AGENCY RECEIVABLES AGING (Unaudited)
JANUARY 31, 2004


CUSTOMER ID                        NAME OF CUSTOMER ACCOUNT                      BALANCES          CURRENT           30 DAYS

490000005       CONTINENTAL AIRLINES -AWARDS                                         -                 -                 -
490002601       PANDA TRAVEL-HOTTRIPS                                          965,196.57              -                 -
490002602       PANDA TRAVEL-VOUCHER SALES                                   3,208,509.36              -                 -
490002603       PANDA ASSOCIATE TRAVEL- II E-TICKET                          1,433,292.75        321,145.80        297,122.50
490002605       PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS                     2,777,236.65        506,833.11        284,650.49
490002651       VACATIONS HAWAII                                               237,307.25              -                 -
490003913       PERILLO/JOE FUSCO                                               21,985.60          7,037.60         14,804.00
490005649       TAUCK TOURS                                                     20,328.42         22,458.90           (585.50)
490005690       ALOHA 7 - E-TICKETS                                                  -                 -                 -
490009407       ALOHA 7 TRAVEL                                                   1,260.00              -                 -
490009408       JALPAK                                                          82,359.70         82,359.70              -
490009431       DISCOVERY ALOHA INC                                             33,495.05              -             2,205.00
490009695       HAWAIIAN ARRANGEMENT                                           258,081.77        235,576.10         22,505.67
490009950       SUN ISLANDS HAWAII                                                   -                 -                 -
490712906       JTB HAWAII INC                                                 258,715.70        258,715.70              -
490724740       THE TOUR SHOP                                                  857,189.20        386,597.20        316,368.00
490809336       PLEASANT HAWAIIAN HOLIDAY                                      191,020.60        191,020.60              -
                                                                         ----------------- ----------------- -----------------
                                                             SUB TOTALS     10,345,978.62      2,011,744.71        937,070.16

                OTHER AGENCIES                                                 364,455.63        366,107.77         14,155.62

                                                                         ----------------- ----------------- -----------------
TOTAL AGENCY RECEIVABLES                                                    10,710,434.25      2,377,852.48        951,225.78
                                                                         ================= ================= =================


CUSTOMER ID                        NAME OF CUSTOMER ACCOUNT                       60 DAYS          90+DAYS

490000005       CONTINENTAL AIRLINES -AWARDS                                          -                -
490002601       PANDA TRAVEL-HOTTRIPS                                                 -          965,196.57
490002602       PANDA TRAVEL-VOUCHER SALES                                            -        3,208,509.36
490002603       PANDA ASSOCIATE TRAVEL- II E-TICKET                              34,406.00       780,618.45
490002605       PANDA ASSOCIATE TRAVEL LL - TP E-TICKETS                         36,665.43     1,949,087.62
490002651       VACATIONS HAWAII                                                      -          237,307.25
490003913       PERILLO/JOE FUSCO                                                   144.00             -
490005649       TAUCK TOURS                                                        (347.50)       (1,197.48)
490005690       ALOHA 7 - E-TICKETS                                                   -                -
490009407       ALOHA 7 TRAVEL                                                        -            1,260.00
490009408       JALPAK                                                                -            2,520.00
490009431       DISCOVERY ALOHA INC                                                   -           31,290.05
490009695       HAWAIIAN ARRANGEMENT                                                  -                -
490009950       SUN ISLANDS HAWAII                                                    -                -
490712906       JTB HAWAII INC                                                        -                -
490724740       THE TOUR SHOP                                                   154,224.00             -
490809336       PLEASANT HAWAIIAN HOLIDAY                                             -                -
                                                                          ---------------- -----------------
                                                             SUB TOTALS         225,091.93     7,174,591.82

                OTHER AGENCIES                                                   (1,026.11)      (17,301.65)

                                                                          ---------------- -----------------
TOTAL AGENCY RECEIVABLES                                                        224,065.82     7,157,290.17
                                                                          ================ =================

Hawaiian Airlines, Inc.
Post-Petition Trade Payables Aging Summary (Unaudited)
January 31, 2004

  Business       Description              Total              0-29             30-59             60-89               90+
    Unit

CLMS           Claims                     6,137.56          6,137.56              -                -                  -
EMP            Employee(1)               10,542.00          1,145.80              -                -              9,396.20
HWN            Trade Payables         1,115,391.14      1,695,063.64        273,900.17       338,687.18      (1,192,259.85)
PR             Payroll Vendors           84,379.34         84,379.34              -                -                  -
RFND           Refund                         -                 -                 -                -                  -
REV            Revenue                  134,302.70              -                 -                -            134,302.70

                                    ----------------  ----------------  ----------------  ----------------  ----------------
                                      1,350,752.74      1,786,726.34        273,900.17       338,687.18      (1,048,560.95)
                                    ================  ================  ================  ================  ================


          (1) Detail available upon request.


----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             1
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: CLMS                                                               I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

BEDELL PETER                                0000008539       1         361.16         361.16        0.00         0.00       0.00
CERVANTES JUAN                              0000008540       1         100.00         100.00        0.00         0.00       0.00
DAY DEAN                                    0000008541       1         363.44         363.44        0.00         0.00       0.00
FERNANDEZ ELIZABETH                         0000008531       1         115.95         115.95        0.00         0.00       0.00
HUANG ALICE                                 0000008542       1          95.00          95.00        0.00         0.00       0.00
ITO DANIEL                                  0000008543       1          87.28          87.28        0.00         0.00       0,00
LIEM SCHNELL                                0000008532       1         526.58         526.58        0.00         0.00       0,00
LOPES MARCIA                                0000008557       1         130.00         130.00        0.00         0.00       0.00
MARTIN KALANI                               0000008544       1         350.00         350.00        0.00         0.00       0.00
MCARTHUR LUANA                              0000008545       1          20.00          20.00        0.00         0.00       0.00
MCKEEGAN LARRY                              0000008546       1          90.00          90,00        0.00         0.00       0.00
MILLER MILDRED                              0000008547       1         225.31         225.31        0.00         0.00       0.00
NAKASONE KERI                               0000008548       1         143.10         143.10        0.00         0.00       0.00
NGUYEN TRAN                                 0000008533       1          99.00          99.00        0,00         0.00       0.00
PAGE CHRISTINE                              0000008559       1         368.10         368.10        0.00         0,00       0,00
PENKACIK JOHN                               0000006492       1          91.50          91.50        0,00         0.00       0.00
PILOTIN JOHN                                0000008534       1         148.82         148.82        0.00         0.00       0.00
PITCHER MARK                                0000008535       1          32.80          32.80        0.00         0.00       0.00
POPE STEPHANE                               0000008549       1          65.00          65.00        0.00         0.00       0.00
RAMEY LAURIE                                0000008536       1         100.09         100.09        0.00         0.00       0.00
ROCHA GERVACIO                              0000008550       1          21.00          21.00        0.00         0.00       0.00
SCHAFFER LANCE                              0000008551       1          90.00          90.00        0,00         0.00       0.00
SINCOVICH LUCIANO                           0000008558       1          32.10          32.10        0.00         0.00       0.00
SOH KELLY                                   0000008552       1         161.89         161.89        0.00         0.00       0.00
 THARP KIMBERLY                              0000008553       1          60.00          60.00        0.00         0.00       0.00
WEI CHAING LIU                              0000008554       1       1,213.94       1,213.94        0.00         0.00       0.00
WILLIAMS MARK                               0000008537       1         499.50         499.50        0.00         0.00       0.00
WINEMAN SHANNON                             0000008555       1          60.00          60.00        0.00         0.00       0.00
YAMASAKI JILL                               0000008538       1         451.00         451.00        0.00         0.00       0.00
ZAMUDIO MARK                                0000008556       1          35.00          35.00        0.00         0.00       0.00

              Business Unit Total                           30       6,137.56       6.137.56        0.00         0.04       0.00
                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             1
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

21ST CENTURY LIGHTING                       0000000742       2         332.83         332.83        0.00         0.00       0.00
A AND P CLEANERS                            0000000169       8         777.36         777.36        0.00         0.00       0.00
A1 REFRIGERATION & AIR CONDITIONING         0000006029       2         507.70         507.70        0.00         0.00       0.00
AAXICO SALES INC                            0000000099       1         620.40         620.40        0.00         0.00       0.00
ABBA WHEELCHAIRS LLC                        0000005813       3        2 61.40         261.40        0.00         0.00       0.00
ABC                                         0000001000       1          71.04          71.04        0.00         0.00       0.00
ABCO INTERNATIONAL                          0000001039       1         501.00         501.00        0.00         0.00       0.00
ACCUFLEET INTERNATIONAL INC                 0000001040       2       2,744.00       2,744.00        0.00         0.00       0.00
AEROPORTI DI ROMA                           0000007687       4      -4,311.60      -4,311.60        0.00         0.00       0.00
AIPA PROPERTIES LLC                         0000003109       1       3,263.89           0.00        0.00         0.00   3,263.89
AIR LIQUIDE AMERICA CORP                    0000001022       1           8.88           8.88        0.00         0.00       0.00
AIRCO                                       0000007392       1         261.76         261.76        0.00         0.00       0.00
AIRCRAFT SERVICE INTERNATIONAL INC          0000000286      11      32,547.48      32,547.48        0.00         0.00       0.00
AIRLINES REPRESENTATIVE EUROPE              0000007780      18           0.00           0.00        0.00         0.00       0.00
AIRPORT GROUP INTERNATIONAL INC             0000001078      23      24,335.63      13,342.03   12,930.97    13,326.56 -15,263.93
AKZO NOBEL AEROSPACE COATINGS INC           0000005799       1          95.95          95.95        0.00         0.00       0.00
ALA MOANA HOTEL.                            0000000145       4      17,639.11      17,639.11        0.00         0.00       0.00
ALEXIS PARK RESORT AND SPA                  0000003085       1      30,312.90      30,312.90        0.00         0.00       0.00
ALFA ADHESIVES INC                          0000008017       1         140.00         140.00        0.00         0.00       0.00
ALLIED AVIATION SERVICES INC                0000006836       3       3,055.20       3,055.20        0.00         0.00       0.00
ALOHA PETROLEUM LTD                         0000000033       1       3,330.87       3,330.87        0.00         0.00       0.00
ALOHA TAP & DIE INC                         0000000232       2         106.25         106.25        0.00         0.00       0.00
AMERICAN BUILDING MAINTENANCE               0000003190       1         151.00         151.00        0.00         0.00       0.00
AMERICAN! CUSTOMS BROKERAGE CO INC          0000000005       1          35.00          35.00        0.00         0.00       0.00
AMERICAN JET INDUSTRIES                     0000006837       3          54.00          54.00        0.00    -4,300.00   4,300.00
AMERICAN SAMOA GOVERNMENT                   0000001132       3      18,874.62      18,874.62        0.00         0.00       0.00
AMPCO SYSTEM PARKING                        0000002015       1         247.50         247.50        0.00         0.00       0.00
ANHEUSER BUSCH SALES OF HAWAII INC          0000000133       1        -475.20        -475.20        0.00         0.00       0.00
APPLIED GRAPHICS INC                        0000004998       5         522.91         522.91        0.00         0.00       0.00
ARROWHEAD MOUNTAIN SPRING WATER             0000001045       1          17.31          17.31        0.00         0.00       0-00
ARTEX AIRCRAFT SUPPLIES INC                 0000007618       2           0-00           0.00        0.00         0.00       0,00
AT&T                                        0000001139       3         261.87         261.87        0.00         0.00       0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             2
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

AUTOMOTIVE PARTS DISTRIBUTOR INC            0000003679       2          96.69          96.69        0.00         0.00       0.00
AV OX INC                                   0000000130       2          30.00           0.00        0.00         0.00      30.00
AVAYA INC                                   0000005700       2         349.40         349.40        0.00         0.00       0.00
AV-EX AVIATION EXCELLENCE                   0000003650       2       1,305.42       1,305.42        0.00         0.00       0.00
AVIALL INC                                  0000000165       3          -0.11          -0.54        0.00         0.43       0.00
AVIBANK SERVICES LLC                        0000007945       2       4,152.00       4,152.00        0.00         0.00       0.00
AVID DIEPEN INC                             0000000129       3         924.42         924.42        0.00         0.00       0.00
AVIO AIRLINE PRODUCTS                       0000000162       1         175.00           0.00        0.00         0.00     175.00
AVION GRAPHICS INC                          0000000123       1         351.00         351.00        0.00         0.00       0.00
AVTECH COP PO RATIOU                        0000004931       1         834.00         834.00        0,00         0.00       0.00
AWIWI DELIVERY SERVICE                      0000000125       1       3,949.49       3,949.49        0,00         0.00       0.00
BA LE SANDWICH SHOP                         0000002387       1          71.62          71.62        0.00         0.00       0,00
BAGGAGE CLAIMERS INC THE                    0000007672       1         230.00         230.00        0.00         0.00       0.00
BAGGAGE EXPRESS                             0000001909       2      12,606.60      12,606.60        0.00         0.00       0.00
BECKER TRUCKING INC                         0000007701       1          83.30          83.30        0.00         0.00       0.00
BF GOODRICH AEROSPACE MATERIAL SALES        0000004403       1         849.00         849.00        0.00         0.00       0.00
BOEINGCAPITAL CORPORATION                   0000006841       1      58,153.88      58,153.88        0.00         0.00       0.00
BO NAIR LINEN                               0000006019       2         402.83         402.83        0.00         0.00       0.00
BRICE MANUFACTURING CO INC                  0000000274       2         -28.20         -18.00        0.00         0.00     -10.20
BRINKS INCORPORATED                         0000001031       1         266.50         266.50        0.00         0.00       0.00
BRITAX AIRCRAFT INTERIOR SYSTEMS            0000006522       1        -276.25           0.00        0.00         0.00    -276.25
BROOKS ALLAN INC                            0000001172       2       1,292.50       1,292.50        0.00         0.00       0.00
CAESARS CLEANERS                            0000007716       1         989.24         989.24        0,00         0.00       0.00
CAISSE DE PREVOYANCE SOCIALE                0000003170       2      15,913.48      15,913.48        0.00         0.00       0.00
CANTOR BROTHERS HAULING SERVICES INC        0000003034       2         443.44         443.44        0.00         0.00       0.00
CELESTE INDUSTRIES CORP                     0000000322       3      21,282.30      19,200.00        0.00         0.00   2,082.30
CERIDIAN BENEFIT SERVICES                   0000004883       1       7,400.00       7,400.00        0.00         0.00       0.00
CHRIS ISLAND BISTRO                         0000005458       1         729.17         729.17        0.00         0.00       0.00
CHARLEY'S TAXI                              0000003960       1          81.12          81.12        0.00         0.00       0.00
CITY MILL CO LTD                            0000001202       5         461.04         461.04        0.00         0.00       0.00
CITY OF LOS ANGELES                         0000001734       2       5,115.00       5,115.00        0.00         0.00       0.00
COCA COLA BOTTLING CO                       0000001208       2       1,464.00       1,464.00        0.00         0.00       0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             3
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

COMANDO PROVINCIALE VIGILI DEL FUOCO        0000007988       1        -689.96        -689.96        0.00         0.00       0.00
CONCENTRAMEDICAL CENTERS                    0000000989       1       3,185.22       3,185.22        0.00         0.00       0.00
CONCESSIONS INTERANTIONAL LLC               0000007029       1          17.26           0.00       17.26         0.00       0.00
CONSTRUCTION MATERIALS                      0000001665       1         -53.87           0.00        0.00         0.00     -53.87
CONTINENTAL AIRLINES                        0000001214       3      29,735.99      29,735.99        0.00         0.00       0.00
CORBIS CORPORATION                          0000007785       1          89.85          89.85        0.00         0.00       0.00
CREATIVE HOST SERVICES INC                  0000002356       1          17.96          17.96        0.00         0.00       0.00
CREATIVE MARKETING CONCEPTS                 0000003107       9      43,911.67      43,911.67        0.00         0.00       0.00
D & J SPECIALTIES                           0000002024      11        -254.39           0.00     -254.39         0.00       0.00
D C ELECTRIC INC                            0000000352       2         287.48         287.48        0.00         0.00       0.00
DELTA AIRLINES INC                          0000001233       3      66,902.69      66,902.69        0.00         0.00       0.00
DELYSE INC                                  0000006733       1      -8,910.00           0.00   -8,910.00         0.00       0.00
DHL DANZAS AIR & OCEAN                      0000007681       1         -36.00           0.00        0.00         0.00     -36.00
DIXIE AEROSPACE BEARINGS                    0000004213       1          50.19          50.19        0.00         0.00       0.00
DOUBLETREE HOTEL SACRAMENTO                 0000007075       1          64.00          64.00        0.00         0.00       0,00
DOUBLETREE HOTEL SEATTLE AIRPORT            0000005986       1         504.74         504.74        0.00         0.00       0.00
DOW LOHNES & ALBERTSON LLC                  0000000424      11      40,553.75      40,553.75        0.00         0.00       0.00
DRIESSEN AIRCRAFT INTERIOR SYSTEMS          0000001241       1         450.00         450.00        0.00         0.00       0.00
DRIESSEN SERVICES INC                       0000006673       3      26,534.02      10,545.00   15,989.02         0.00       0,00
DYNAMIC AIR INC                             0000000437       5       5,285.07       5,285.07        0.00         0.00       0.00
E D POWER CO                                0000007020       2         536.70         536.70        0.00         0.00       0.00
EDO FIBER SCIENCE                           0000007326       1         266.00           0.00        0.00         0.00     266.00
EDS CORP                                    0000001753       1       1,253.87       1,253.87        0.00         0.00       0.00
ELC SECURITY PRODUCTS INC                   0000005720       1      -1,035.00           0.00   -1,035.00         0.00       0.00
ELITE LINE SERVICE INC                      0000007069       1       1,462.02       1,462.02        0.00         0.00       0.00
EM DESIGNS .                                0000003204       2       1,542.96       1,542.96        0.00         0.00       0.00
EMERY WORLDWIDE                             0000001252       1         597.16         597.16        0.00         0.00       0.00
EMSS INC                                    0000003108       1         122.49         122.49        0.00         0.00       0.00
ENVIROSERVICES & TRAINING CENTER            0000002244       1       2,963.92       2,963.92        0.00         0.00       0.00
ENVIROVAC INC                               0000005820       1         280.00         280.00        0.00         0.00       0.00
ERNST & YOUNG CORPORATE FINANCE LLC         0000007690       3     159,828.00     159,828.00        0.00         0.00       0.00
EXACT COPIES PRINTING & DESIGN              0000003130       3         504.14         504.13        0.00         0.00       0.01



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             4
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------



Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59       60-89           90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------  -----------

EXCELL EXPRESS COURIER                      0000005208       1          80.00           0.00        0.00       80.00         80.00
EXECAIR MAINTENANCE INC                     0000006206       7      47,351.00           0.00        0.00        0.00     47,351.00
FEDERAL EXPRESS CORP                        0000001264      42      13,468.79      13,468.79        0.00        0.00          0.00
FLAMORT CHEMICAL CO                         0000001267       1         159.40         159.40        0.00        0.00          0.00
FOOD QUALITY ANALYSTS LLC                   0000007401       3         666.67         666.67        0.00        0.00          0.00
FOWLER CONSTRUCTION                         0000003725       3       5,604.69       6,604.69        0.00        0.00          0.00
GAS COMPANY THE LLC                         0000007776       2       2,472.79        2,47279        0.00        0.00          0.00
GASPRO                                      0000000409       1           9.51           9.51        0.00        0.00          0.00
GATE SAFE INC                               0000006577       1       5,739.55       5,739.55        0.00        0.00          0.00
GATEGOURMET                                 0000005043     385    -979,142.03    -144,587.61  107,701.09  328,539.32 -1,270,794.83
GENERAL PRINTING                            0000007234       1       3,010.40       3,010.40        0.00        0.00          0.00
GIBSON DUNN & CRUTCHER LLP                  0000000343       1      15,222.26      15,222.26        0.00        0.00          0.00
GLACIER RIVER CAFE                          0000007732       2       1,287.82       1,287.82        0.00        0.00          0.00
GL09EGROUND NORTH AMERICA                   0000006480       4       5,233.47       5,233.47        0.00        0.00          0.00
GOODRICH AEROSTRUCTURES GROUP               0000006691       7     302,939.10     157,356.67  154,614.43        0.00     -9,032.00
GOODYEAR TIRE & RUBBER COMPANY              0000006744       1      11,360.60      11,360.60        0.00        0.00          0.00
HACIENDA HOTEL AT LAX                       0000001994       1         120.78         120.78        0.00        0.00          0.00
HAMILTON SUNDSTRAND                         0000005507       1      69,593.99      69,593.99        0.00        0.00          0.00
HARLAN CORP                                 0000000420       2         -24.75           0.00      -24.75        0.00          0.00
HARLAN GLOBAL MANUFACTURING LLC             0000007980       2          84.00          84.00        0.00        0.00          0.00
HATFIELD LAUNDRY AND DEVELOPMENT            0000007254       8         181.95         181.95        0.00        0.00          0.00
HAWAII AUTOMATED FUELS NETWORK              0000007255       1         819.41         819.41        0.00        0.00          0.00
HAWAII PAPER PRODUCTS INC                   0000000618       1          82.03          82.03        0.00        0.00          0.00
HAWAII PRINCE HOTEL & GOLF CLUB             0000002622       2       1,554.30         345.40        0.00        0.00      1,208.90
HAWAII STATIONERY CO LTD                    0000000406       8       4,820.47       4,820.47        0.00        0.00          0.00
HAWAIIAN AIRLINES INC                       0000001966       3         484.02         484.02        0.00        0.00          0.00
HAWAIIAN LIFT TRUCK INC                     0000001307       1          71.47          71.47        0.00        0.00          0.00
HAWTHORN SUITES SACRAMENTO                  0000007929       3         330.54         330.54        0.00        0.00          0.00
HENSMANN TECHNOLOGY INC                     0000006016       1      12,400.00      12,400.00        0.00        0.00          0.00
HERTZ CORPORATION - WA                      0000008025       1          10.00          10.00        0.00        0.00          0.00
HEWLETT PACKARD                             0000001021       1      17,594.13           0.00        0.00        0.00     17,594.13
HILTON SAN DEIGO GASLAMP QUARTER            0000007104       1      27,982.99      27,982.99        0.00        0.00          0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             5
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------



Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

HOLIDAY INN BAYSIDE                         0000006275       1          76.25          76.25        0.00         0.00        0.00
HOLIDAY INN SELECT SEATTLE - RENTON         0000006584       6       1,216.08       1,216.08        0.00         0.00        0.00
HONCAD CORP                                 0000002306       1      14,376.82      14,376.82        0.00         0.00        0.00
HONEYWELL INC                               0000005148       8      20,675.12      25,016.00        0.00    -4,361.50       20.62
HONOLULU AIRPORT HOTEL                      0000003073       2         308.63         308.63        0.00         0.00        0.00
HONOLULU SIGN CO LTD                        0000000374       1         291.66         291.66        0.00         0.00        0.00
HPM BUILDING SUPPLY                         0000000491       1          14.25          14.25        0.00         0.00        0.00
HRD AERO SYSTEMS INC                        0000001325       5         710.00         710.00        0.00         0.00        0.00
HYATT REGENCY SAN FRANCISCO AIRPORT         0000001661       2      12,185.30      12,185.30        0.00         0.00        0.00
HYDRA-AIR PACIFIC INC                       0000000466       2         127.83         127.63        0.00         0.00        0.00
INDUSTRIAL CHEMICALS AND LUBRICANTS INC     0000000503       1         830.73         830.73        0.00         0.00        0.00
INSTANT WEB COMPANIES                       0000005626       1       3,107.36       3,107.36        0.00         0.00        0.00
INTERNATIONAL BUSINESS MACHINES CORP        0000000417       2      40,649.88      40,649.88        0.00         0.00        0.00
ISLAND FILTERS INC                          0000000452       1       1,054.62       1,054.62        0.00         0.00        0.00
ISLAND MAID INC                             0000006078       3         530.64         530.64        0.00         0.00        0.00
ITA LLC                                     0000002004       1       3,487.50       3,487.50        0.00         0.00        0.00
J&J INTERNATIONAL TRANSPORT INC             0000006980       9       3,555.00       3,555.00        0.00         0.00        0.00
J L DELIVERY SERVICE INC                    0000007149       2       3,367.72       3,367.72        0.00         0.00        0.00
JAPAN AIRLINES CO LTD                       0000001348       1      22,052.27      22,052.27        0.00         0.00        0.00
JEPPESEN SANDERSON                          0000000542       1      18,478.22      18,478.22        0.00         0.00        0.00
JOBBERS AUTO WAREHOUSE SUPPLY               0000000910       1         -19.16           0.00        0.00         0.00      -19.16
K R ANDERSON CO INC                         0000000527       1         190.00         190.00        0.00         0.00        0.00
KAUAI BAGGAGE SERVICE                       0000001359       3      11,731.13      11,731.13        0.00         0.00        0.00
KAUAI OFFICE EQUIPMENT INC                  0000000446       1          16.84          16.84        0.00         0.00        0.00
KENT'S KEYS                                 0000000559       1         269.79         269.79        0-00         0.00        0.00
KILGO A L CO INC                            0000001365       1          42.97          42.97        0.00         0.00        0.00
KIRKHILL AIRCRAFT PARTS CO                  0000001369       2       1,935.00       1,935.00        0.00         0.00        0.00
KONA COAST OFFICE SUPPLY                    0000001638       1          36.93          36.93        0.00         0.00        0.00
KONA INDUSTRIES INC                         0000000435       1         332.82         332.82        0.00         0.00        0.00
LABELMASTER                                 0000000699       1         194.75         194.75        0.00         0.00        0.00
LAMINATION HOUSE INC                        0000000689       1          46.52          46.52        0.00         0.00        0.00
LARRYS AUTO PARTS INC                       0000004129      10         688.10         688.10        0.00         0.00        0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             6
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------



Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

LARRYS BAGGAGE SERVICE                      0000000683       1       1,587.65       1,587.65        0.00         0.00       0.00
LASALLE ELECTRIC SUPPLY CO                  0000006632       1         122.00         122.00        0.00         0.00       0.00
LASFUEL CARP                                0000000482      10     -15,007.47       3,833.79      778.80     8,843.66 -28,463.72
LAX TWO CO                                  0000000684       1      49,672.29      49,672.29        0.00         0.00       0.00
LIBBEY GLASS INC                            0400000724       3        -226.20           0.00        0.00       222.12    -448.32
LONDAVIA INC                                0000000691       5       2,371.30       2,371.30        0.00         0.00       0.00
LOOMIS FARGO & CO                           0000000094       1         728.57         728.57        0.00         0.00       0.00
LYNCH ICHIDA THOMPSON KIM & HIROTA ALC      0000007387       2       6,402.10       6,402.10        0.00         0.00       0.00
MARP HIPP JONES & PEPPER                    0000003427       7      12,397.02           0.00        0.00         0.00  12,397.02
MATSON NAVIGATION CO INC                    0000000967       1         948.00         948.00        0.00         0.00       0.00
MAUI DISPOSAL CO INC                        0000000613       2        -925.22           0.00        0.00         0.00    -925.22
MAUI ELECTRIC CO LTD                        0000001402       3       3,005.67       3,005.67        0.00         0.00       0.00
MAUI OIL CO INC                             0000001404       1         415.11         415.11        0.00         0.00       0.00
MAUI SODA & ICE WORKS LTD                   0000003513       3         345.31         345.31        0.00         0.00       0.00
MAX HAUL                                    0000003102       1          56.00          56.00        0.00         0.00       0.00
M CMA STE R CARP, SUPPLY CO                 0000000813       1           9.63           9.63        0.00         0.00       0.00
MEADOW GOLD DAIRIES                         0000000942       7       2,294.40       2,294.40        0.00         0.00       0.00
MED LIFE SERVICES                           0000006451      16       2,185.38       2,185.38        0.00         0.00       0.00
MEDAIRE INC                                 0000001780       8       3,203.00       3,203.00        0.00         0.00       0.00
MENEHUNE WATER CO INC                       0000000670       6       2,267.14         350.00    1,917.14         0.00       0.00
MICHELIN AIRCRAFTTIRE CORP                  0000001655       1     2-0,788.45      20,788.45        0.00         0.00       0.00
MICRO METROLOGY INC                         0000000539       3         778.75           0.00        0.00         0.00     778.75
MOOG INC                                    0000000583       2       3,520.08       3,520.08        0.00         0.00       0.00
MOORE USA                                   0000000650       8           0.03           0.00        0.00         0.00       0.03
NAVTECH WEATHER SYSTEMS INC                 0000005031       3      -2,958.26      -2,958.26        0.00         0.00       0.00
NEXTEL COMMUNICATIONS                       0000004163       1       2,378.96       2,378.96        0.00         0.00       0.00
NORMAN FILTER COMPANY LLC                   0000007999       1         406.50         406.50        0.00         0.00       0.00
NORTHWEST AIRLINES INC                      0000001426      17     -46,573.68           0.00        0.00         0.00 -46,573.68
OAHU AIR CONDITIONING SERVICE INC           0000001427       2         409.00         409.00        0.00         0.00       0.00
OAHU WASTE SERVICES INC                     0000007752       1         104.16         104.16        0.00         0.00       0.00
OAKLAND RAIDERS                             0000006576       1      25,000.00           0.00   25,000.00         0.00       0.00
OAKWOOD CORPORATE HOUSING                   0000005724       1       1,798.50       1,798.50        0.00         0.00       0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             7
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

OFFICE DEPOT                                0000000039       5         247.55         247.55        0.00         0.00       0.00
OLYMPUS INDUSTRIAL AMERICA INC              0000006319       1          45.00           0.00        0.00         0.00      45.00
ONE DAY SIGNS & SILKSCREEN                  0000001440       1         479.17         479.17        0.00         0.00       0.00
ONTFUEL CORPORATION                         0000007072       2       6,303.44       6,303.44        0.00         0.00       0.00
OPUS CREATIVE GROUP                         0000007103       1      12,065.00      12,065.00        0,00         0.00       0.00
ORGANIZATION RESOURCES COUNSELORS INC       0000004021       1       3,500.00       3,500.00        0.00         0.00       0.00
OUTRIGGER HOTELS HAWAII                     0000000633       3       7,944.05       7,944.05        0.00         0.00       0.00
PAC ELECTRIC CO INC                         0000000667       1       5,474.32       5,474.32        0.00         0.00       0.00
PACIFIC AIR INDUSTRIES                      0000000612       2         210.00         210.00        0.00         0.00       0.00
PACIFIC JOBBERS WAREHOUSE, INC              0000002502       1         203.39         203.39        0.00         0.00       0.00
PACIFIC SERVICE & DEVELOPMENT CORP          0000000921       6         310.99         310.99        0.00         0.00       0.00
PACIFIC WESTERN TECHONOLOGY                 0000001454       1          35.00          35.00        0.00         0.00       0.00
PACIFIC WIRELESS COMMUNICATIONS             0000005773       3         153.33         153.33        0.00         0.00       0.00
PAGO AIRPORT INN                            0000005190      17       9,630.00       9,630.00        0.00         0.00       0.00
PARADISE BEVERAGES INC                      0000000082       2         385.14         385.14        0.00         0.00       0.00
PARADISE CANYONSYSTEM SINC                  0000000926       3      24,151.44      24,151.44        0.00         0.00       0.00
PARKER HANNIFIN CORP                        0000001462       1       3,622.07           0.00    3,622.07         0.00       0.00
PAS A DIVISION OF RUSSELL ASSOCIATES        0000000089       6       7,615.38       7,615.38        0.00         0.00       0.00
PETROSPECT INC                              0000006368       1       2,748.13       2,748.13        0.00         0.00       0.00
PINION AND ASSOCIATES INC                   0000006338       1      15,000.00     15,-000.00        0.00         0.00       0.00
PORT OF SEATTLE                             0000000928       1       5,563.43       5,563.43        0.00         0.00       0.00
PRIME AIR INC                               0000003927       1       1,000.00       1,000.00        0.00         0.00       0.00
PRIME FLIGHT AVIATION SERVICES              0000007726       2       6,043.76       6,043.76        0.00         0.00       0.00
QUALITY INN TRADEWINDS HOTEL                0000007596      15       7,893.25       7,893.25        0.00         0.00       0.00
QWEST                                       0000005785       3       1,472.60       1,472.60        0.00         0.00       0.00
R & G TIRE CENTER INC                       0000004608       1         202.25         202.25        0.00         0.00       0.00
R & K REFRIGERATION SERVICE                 0000005100       4         708.98         708.98        0.00         0.00       0.00
RAINBOW INDUSTRIAL LAUNDRY INC              0000007588       2         390.15         390.15        0.00         0.00       0.00
RAPID RETURN DELIVERY SERVICE               0000003553       1         170.62         170.62        0.00         0.00       0.00
RECORDS MANAGEMENT HAWAII INC               0000003210       1       3,248.31       3,248.31        0.00         0.00       0.00
RELIZON COMPANY THE                         0000005624       3         462.24           0.00     -172.48       -65.82     700.54
REMEDY INTELLIGENT STAFFING                 0000006735       3       1,524.77       1,524.77        0.00         0.00       0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             8
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

REVA COMM                                   0000006273       1       2,124.99       2,124.99        0.00         0.00       0.00
RIVER CITY DELIVERY                         0000001500       3         994.00         994.00        0.00         0.00       0.00
RKF ENTERPRISES INC                         0000000997       1         200.00         200.00        0.00         0.00       0.00
ROBERTS HAWAII TOURS INC                    0000000762       3         864.60         864.60        0.00         0.00       0.00
ROCKWELL COLLINS INC                        0000000703       1      76,584.57      76,584.57        0.00         0.00       0.00
ROLLS ROYCE                                 0000004571       4        -295.60           0.00        0.00         0.00    -295.60
RTCIENA EXPRESS BAGGAGE DELIVERY            0000007773       1         482.00         482.00        0.00         0.00       0.00
RYNNS LUGGAGE                               0000002085       1         375.00         375.00        0.00         0.00       0.00
SABRE TECHNOLOGY SOLUTIONS INC              0000002261       1         520.00         520.00        0.00         0.00       0.00
SAMOA MARKETING INC                         0000000048       7         844.50         454.50        0.00       390.00       0.00
SAN FRANCISCO INTERNATIONAL AIRPORT         0000000197       2      40,057.95      40,057.95        0.00         0.00       0.00
SATAIR INC                                  0000001510       6       7,549.14       7,444.14      105.00         0.00       0.00
SATCOINC                                    0000007544       1        -496.65           0.00     -496.65         0.00       0.00
SBC                                         0000007464       9         944.02         944.02        0.00         0.00       0.00
SBS INTERNATIONAL OF NEW YORK INC           0000000845       1       6,000.00       6,000.00        0.00         0.00       0.00
SEA TAC MANAGERS ASSOC                      0000001512       1         225.12           0.00        0.00         0.00     225.12
SELIG INDUSTRIES                            0000006672       1       1,114.26       1,114.26        0.00         0.00       0.00
SENETICS                                    0000003014       1         187.50           0.00        0.01         0.00     187.50
SERVICE PERFORMANCE CORP                    0000006440       2       8,077.14           0.00    4,038.57     4,038.57       0.00
SERVICE PUBLICATIONS INC                    0000002001       1          36.46          36.46        0.00         0.00       0.00
SERVICE SUPPORT SYSTEMS                     0000002422       1          96.00          96.00        0.00         0.00       0.00
SERVISAIR USA INC                           0000007529       1       1,351.25           0.00    1,351.25         0.00       0.00
SFO FUEL COMPANY LLC                        0000003330       1       1,478.41       1,478.41        0.00         0.00       0.00
SHOE REPAIR SHOP THE                        0000005891       1         445.50         445.50        0.00         0.00       0.00
SHRED IT                                    0000004483       1         234.50         234.50        0.00         0.00       0.00
SIDESTEP INC                                0000006347       1         540.00         540.00        0.00         0.00       0.00
SILVER AIRPORT COURIER CO                   0000006043       1         923.00           0.00        0.00         0.00     923.00
SKY CHEFS INC                               0000001533      25    -133,659.64     -15,496.62  -82,363.63   -49,196.39  13,397.00
SOBEL WESTEX HAWAII                         0000005606       5       3,212.47       3,212.47        0.00         0.00       0.00
SPEEDISHUTTLE                               0000001870       1          85.04          85.04        0.00         0.00       0.00
SPRINT                                      0000000950       1         270.63         270.63        0.00         0.00       0.80
STANDARD MOTORS & MARINE SUPPLY             0000001540      10         356.31         356.31        0.00         0.00       0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             9
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ----------

STANDARD REGISTER CO                        0000000763       3      12,189.01      11,422.32        0,00         0.00     766.69
STANDARD SHEETMETAL & MECHANICAL INC        0000005701       6       2,689.18       2,689.18        0.00         0.00       0.00
STARR SEIGLE MCCOMBS                        0000002389       4       5,918.78       5,918.78        0.00         0.00       0.00
STATE OF HAWAII                             0000000242       3       2,297.88       2,297.88        0.00         0.00       0.00
STATE TIRE & REPAIR INC                     0000000731       1         168.50         168.50        0.00         0.00       0.00
STATIONERS CORP OF HAWAII LTD               0000000857       1          11.87          11.87        0.00         0.00       0.00
STERLING COURIER SYSTEMS INC                0000001550       1         796.80         796.80        0.00         0.00       0.00
SUMMERVILLE CARSON C                        0000007802       1       6,000.00       6,000.00        0.00         0.00       0.00
SUNSHINE CABS OF MAUI                       0000003257       2       1,369.00       1,369.00        0.00         0.00       0.00
SUPERSHUTTLE LOS ANGELES INC                0000004484       1         104.00         104.00        0.00         0.00       0.00
SUPERSHUTTLE-ONTARIO                        0000002271       1         204.00         204.00        0.00         0-00       0.00
SWISSPORT USA INC                           0000005533       4      10,891.14      10,891.14        0.00         0.00       0.00
T MOBILE                                    0000007193       1         347.31         347.31        0.00         0.00       0.00
TARPY TAILORS INC                           0000008801       2       1,064.50       1,064,50        0.00         0.00       0.00
TERMINI3 INTERNATIONALCO LP                 0000001109       3       1,410.38       1,410.38        0.00         0.00       0.00
THE BOEING COMPANY                          0000002318     198     170,799.99     163,760.44        0.00       584.03   6,435.52
TQ TRADEX LTC                               0000001877       1       1,837.50       1,837.50        0.00         0.00       0.00
TRANS PACIFIC AIR SERVICE CORP              0000005705       9       9,000.00           0.00    1,000.00     1,000.00   7,000.00
TRANSMARINE NAVIGATION CORP                 0000006314       1          16.74          16.74        0.00         0.00       0.00
TRAVEL TRADING CO                           0000001879       3      10,500,00           0.00    3,500.00     3,500.00   3,500,00
TRIPLE F DISTRIBUTING                       0000004545       5       6,319.50         648.00    1,480.00         0.00   4,191.50
TYCO ELECTRONICS CORP                       0000007308       2           0.00           0.00        0.00         0.00       0.00
UNICORP SYSTEMS INC                         0000006003       2         212.19         212.19       13.00         0.00       0.00
UNISON INDUSTRIES LLC                       0000007723       1          -5.10           0.00        0.00         0.00      -5.10
UNITED AUTO PARTS INC                       0000001588       1          -9.93           0.00       -9.93         0.00       0.00
UNITED TECHNOLOGIES CORP                    0000000774       2      -2,055.00        -180.00   -1,875.00        13.00       0.00
UNITEK ENVIRONMENTAL SERVICES               0000001591       1          37.50          37.50        0.00         0.00       0.00
UNITEK SOLVENT SERVICES INC                 0000006030       1         129.84         129.84        0.00         0.00       0.00
UNIVERSAL WEATHER & AVIATION INC            0000001845       4       1,059.26       1,059.26        0.00         0.00       0.00
V & S TRANSPORTATION INC                    0000006058       7      15,557.77      15,557.77        0.00         0.00       0.00
VECTOR MARKETING                            0000004620       2      22,901.46      11,539.67        0.00    11,361.79       0.00
VERIZON DC                                  0000005545       1         140.62         140.62        0.00         0.00       0.00



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.            10
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: HWN                                                                I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89          90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ------------

VERIZON HAWAII INC                          0000005544      17     143,061.18      35,856.76   30,914.42   24,804.41     51,485.59
VERIZON INTERNET SOLUTIONS                  0000005551       2          57.10          57.10        0.00        0.00          0.00
VERIZON NETWORK INTEGRATION  CORP           0000007042       5       4,052.29       1,071.39    1,506.98        0.00      1,473.92
VILLALOSOS CLEANING SERVICE                 0000007468       L         295.00         295.00        0.00        0.00          0.00
VOLCANO ORCHIDS INC                         0000000759       3         182.99         182.99        0,00        0.00          0.00
VOLUME SERVICES                             0000001607       4         322.46         322.46        0.00        0.00          0.00
VOLVO AERO SERVICES LP                      0000006280       5       4,560.00       4,560.00        0.00        0.00          0.00
WAILUKU TIRE CENTER                         0000002291       2          52.39          52.39        0.00        0.00          0.00
WALCO SUPPLY CO INC                         0000008009       1          35.00          35.00        0.00        0.00          0.00
WATER MAN BIG ISLAND                        0000002785       -          35.95          35.95        0.00        0.00          0.00
WAXIE SANITARY SUPPLY                       0000007131       1       1,584.88       1,584.88        0.00        0.00          0.00
WEBERAIRCRAFTINC                            0000004501      14      21,723.64      19,148.64    2,575.00        0.00          0.00
WENCOR WEST INC                             0000001616      27       1,111.70       1,111.70        0.00        0.00          0.00
WENTE VINEYARDS                             0000007805       2      20,520.00      20,520.00        0.00        0.00          0.00
WESCO AIRCRAFT HARDWARE CARP                0000000824       4         131.00         131.00        0.00        0.00          0.00
WESTCOAST GATEWAY HOTEL                     0000000912       4         166.60         168.60        0.00        0.00          0.00
WESTERN AMERICAN SPECIALTIES INC            0000007731       1         389.00         389.00        0.00        0.00          0.00
WESTERN STATES MAINTENANCE &                0004400930       1         584.98         584.98        0.00        0.00          0.00
WHEELCHAIR CENTER                           0000007995       1       1,259.00       1,259.04        0.00        0.00          0.00
WINGFOOT EXPRESS                            0000005920       1          59.00           0.00        0.00        0.00         59.00
WINGS ELECTRO SALES CO INC                  0000000856       1          95.80          95.80        0.00        0.00          0.00
WOODCRAFT SUPPLY CORP                       0000006489       2          97.95          97.95        0.00        0.00          0.00
WORDEN SAFETY PRODUCTS LLC                  0000008034       1         437.50         437.50        0,00        0.00          0.00
WORLD SERVICE WEST                          0000007782       1       1,037.50       1,037.50        0.00        0.00          0.00
XEROX CORP                                  0000000994       2       4,281,83       4,281.83        0.00        0.00          0.00
XPEDITE SYSTEMS INC                         0000002348       1       3,895.75       3,895.75        0.00        0.00          0.00
XPEDX                                       0000002616       1       4,604.88      4,604.138        0.00        0.00          0.00
YELLOW FREIGHT SYSTEM INC                   0000000992       1         398.91         398.91        0.00        0.00          0.00
ZEE MEDICAL SERVICE                         0000001635       5       2,192.23       2,192.23        0.00        0.00          0,00
ZEE MEDICAL SERVICE INC                     0000005950       5         389.75         389.75        0.00        0.00          0.00
ZIMMER ALEXANDER 4 MD                       0000008024       1         750.00         750.00        0.00        0.00          0.00

                     Business Unit Total                 1,526   1,115,391.14   1,645,063.64  273.900.17  338.687.18 -1.192.259.85



                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             1
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: PR                                                                 I N V O I C E   A M O U N T S
                                                          Nbr of
Vendor Name                                  Vendor ID     Invcs        Total           0-29       30-59        60-89        90+
-----------------------------------------  ------------- --------- ------------- ----------- ----------- ------------ ------------

ASSOCIATION OF FLIGHT ATTENDANTS            PRO0000007       1      22,581.00      22,581.00        0.00         0.00       0.00
INTERNATIONAL ASSOCIATION OF MACHINISTS     PR00000036       2      60,561.96      60,561.96        0.00         0.00       0.00
WATT HARVEY W & CO                          PR00000104       1       1,236.38       1,236,38        0.00         0.00       0.00

                   Business Unlt Total                       4      84,379.34      84.379.34        0.00         0.00       0.00





                                                                                                               Database:  EPPROD

----------------------------------------------------------------------------------------------------------------------------------
[LOGO OMITTED]                                         Hawaiian Airlines, Inc.                              Page No.             1
                                                  Payables Aging by Vendor - Summary                        Run Date    02/05/2004
Report ID: HAL-DO13                                  Aged as of January 31, 2004                            Run time   12:04:10 PM
----------------------------------------------------------------------------------------------------------------------------------

Business Unit: REV                                                                I N V O I C E   A M O U N T S
                                                     Nbr of
Vendor Name                            Vendor ID     Invcs       Total            0-29        30-59          60-89             90+
------------------------------------ ------------- ---------  -----------  ------------ ------------  -------------  -------------

BRAINERD CROW WING CTY/WIELAND FLD     BRD             1           -2,92           0.00        0.00           0.00           -2.92
CHERRY CAPITAL AIRPORT                 TVC             2            0.00           0.00        0.00           0.00            0.00
MBS INTERNATIONAL AIRPORT              MBS             2            0.00           0.00        0.00           0.00            0.00
PANAMA CITY-BAY COUNTY                 PFN             1           -2.92           0.00        0.00           0.00           -2.92
PANDA TRAVEL                           0000000100    286      134,325.98           0.00        0.00           0.00      134,325.98
SAN LUIS VALLEY REGIONAL AIRPORT       ALS             2           -5,84           0.00        0.00           0.00           -5.84
SARASOTA BRADENTON                     SRQ             2           -5.76           0.00        0.00           0.00           -5.76
YAMPA VALLEY AIRPORT                   HDN             1           -5.84           0.00        0.00           0.00           -5.84

                 Business Unit Total                 297      134,302.70           0.00        0.00           0.00      134,302-70

                    Grand Total                   12,568   22,776,729.53   1,702,587.87  274,229.13   1,060,051.78   14,739,880.75

                             Less:  pre-petition HA       [21,425,976.79]     84,158.47     [328.96]   [721,364.60] [20,788,441.70]
                                                          ---------------  ------------  -----------  ------------- ---------------
                                    post-petition           1,350,752.74   1,786,726.34  273,900.17     338,687.18   [1,048,560.95]
                                                          ===============  ============  ===========  ============= ===============

[LOGO OMITTED]                                       Statement of Account

Last statement: December 31, 2003                    Account: 0001-042424
This statement: January 15, 2004                     Page 1 of 21
Total days in statement period: 15                   Number of Enclosures: (629)

                                                     Direct inquiries to:
                                                     888-643-3888
HAWAIIAN AIRLINES INC
COLLECTION ACCOUNT                                   BANK OF HAWAII
PO Box 29906                                         P.O. BOX 2900
HONOLULU, HI 96820                                   HONOLULU HI 96846
---------------------------------------------------------------------------------------------------------------------
Analyzed Business Checking
     Account number                             0001-042424  Beginning balance                                  $0.00
     Enclosures                                         629  Total additions                            35,185,185.03
     Low balance                                      $0.00  Total subtractions                         35,185,185.03
                                                                                          ----------------------------
     Average balance                                  $0.00  Ending balance                                      $.00

DEBITS
Date          Description                                                                                       Subtractions
        01-02         Deposited Item Rtned                                                                         879 301.67
        ----------------------------------------------------------------------------------------------------------------------
        01-02         Automatic Transfer                                                                         1,325,521.02
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
        ----------------------------------------------------------------------------------------------------------------------
        01-05         Deposited Item Rtned                                                                             152.50
        ----------------------------------------------------------------------------------------------------------------------
        01-05         ACH Debit                                                                                         12.14
                      JCBI HI BKCD M DSC 200401 0001316694
        ----------------------------------------------------------------------------------------------------------------------
        01-05         ACH Debit                                                                                          3.06
                      JCBI HI BKCD M DSC 200401 0001370758
        ----------------------------------------------------------------------------------------------------------------------
        01-05         Automatic Transfer                                                                         4,212,922.24
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
        ----------------------------------------------------------------------------------------------------------------------
        01-06         Deposited Item Rtned                                                                              80.00
        ----------------------------------------------------------------------------------------------------------------------
        01-06         Debit Memo                                                                                       340.00
        ----------------------------------------------------------------------------------------------------------------------
        01-06         Debit Memo                                                                                        60.00
        ----------------------------------------------------------------------------------------------------------------------
        01-06         ACH Debit                                                                                          5.73
                      JCBI HI BKCD M DSC 200401 0001484047
        ----------------------------------------------------------------------------------------------------------------------
        01-06         ACH Debit                                                                                          4.37
                      JCBI HI BKCD M DSC 200401 0001290782
        ----------------------------------------------------------------------------------------------------------------------
        01-06         ACH Debit                                                                                          3.07
                      JCBI H1 BKCD M DSC 200401 0001290790
        ----------------------------------------------------------------------------------------------------------------------
        01-06         ACH Debit                                                                                          3.07
                      48I HI BKCD M DSC 200401 0001290857
        ----------------------------------------------------------------------------------------------------------------------
        01-06         Automatic Transfer                                                                         1,407,129.20
                      TRANSFER TO CONCENTRATION ACCOUNT
                      0001028588
        ----------------------------------------------------------------------------------------------------------------------
        01-07         ACH Debit                                                                                         51.66
                      CLARKS AMERICAN CHK ORDER 040103 Y18U61530351100

[LOGO OMITTED]

Bank of Hawaii

UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions. This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (") next to the check number indicates that a check(&) preceding if is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as Bank Machine transactions and Check Cant transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6.   SUMMARY OF ACCOUNT BALANCES is reflected for combined statements.
This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.
   Ending balance reflected on this statement                $_____________
   Add deposits and transfers to this account; not yet reflected on this statement:
       $___________   $__________
       $___________   $__________
       $___________   $__________                         +)  $_____________
   Sub-Total:                                             =   $_____________
Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
       $___________   $___________  $__________
       $___________   $___________  $__________
       $___________   $___________  $__________           +)  $_____________
     Current Account Balance (For checking accounts, thus amount should equal
     your checkbook register balance.)                    =   $_____________
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement.
We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:
        o Your name and account number
        o Describe the error or transfer you are questioning and explain as pearly as you can why you believe there is an error or why you need more information
        o Date and dollar amount of the suspected error
We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired; 1-888-643-9888)
                         American Samoa: 684-633-4726
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch); 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                     Page 2 of 21
January 15, 2004                                                                                          0001-042424

Date             Description                                                                              Subtractions
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Debit                                                                                      12.71
                 CLARKE AMERICAN CHK ORDER 040103 Yl8F72930351100
----------------------------------------------------------------------------------------------------------------------
01-07            Automatic Transfer                                                                      2,062,534.24
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
----------------------------------------------------------------------------------------------------------------------
01-08            Debit Memo                                                                                    240.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Adjustment                                                                            100.00
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Debit                                                                                       5.45
                 JCBI HI BKCD M DSC 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-08            Automatic Transfer                                                                      1,693,281.01
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
----------------------------------------------------------------------------------------------------------------------
01-09            Deposited Item Rtned                                                                        1,664.79
----------------------------------------------------------------------------------------------------------------------
01-09            ACM Debit                                                                                     376.00
                 JCBI HI 8KCD DEPST 200401 0001290766
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Debit                                                                                      37.99
                 JCBI HI 8KC0 M DSC 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-09            Automatic Transfer                                                                      1,223,856.35
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
----------------------------------------------------------------------------------------------------------------------
01-12            Deposited Item Rtned                                                                        2,014.80
----------------------------------------------------------------------------------------------------------------------
01-12            ACM Debit                                                                                      15.93
                 JCBI HI BKCD M DSC 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-12            Automatic Transfer                                                                     14,045,839.99
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
----------------------------------------------------------------------------------------------------------------------
01-13            Deposited Item Rtned                                                                          193.20
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Debit                                                                                       8.13
                 JCBI HI BKCD M DSC 200401 0001290923
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Debit                                                                                       0.71
                 JCB1 HI BKCD M DSC 200401 0001290857
----------------------------------------------------------------------------------------------------------------------
01-13            Automatic Transfer                                                                      1,024,394.83
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
----------------------------------------------------------------------------------------------------------------------
01-14            Debit Memo                                                                                    250.00
----------------------------------------------------------------------------------------------------------------------
01-14            Debit Memo                                                                                     20.00
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Debit                                                                                      51.66
                 CLARKS AMERICAN CHK ORDER 040110 Y2B886990351100
----------------------------------------------------------------------------------------------------------------------
01-14            Automatic Transfer                                                                      4,601,094.57
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588
----------------------------------------------------------------------------------------------------------------------
01-15            Deposited Item Rtned                                                                          100.00
----------------------------------------------------------------------------------------------------------------------
01-15            Debit Memo                                                                                    100.00
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Debit                                                                                      29.09
                 JCBI HI BKCD M DSC 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Debit                                                                                       4.37
                 JCBI HI BKCD M DSC 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-15            Automatic Transfer                                                                      2,703,369.51
                 TRANSFER TO CONCENTRATION ACCOUNT
                 0001028588

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                     Page 3 of 21
January 15, 2004                                                                                           0001-042424

CREDITS

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-02            Automatic Transfer                                                                         21,316.74
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-02            Wire Transfer Credit                                                                    1,933,385.55
                 BOH FUNDS TRANSFER 010204 040102000872702
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000335              63,609.38
----------------------------------------------------------------------------------------------------------------------
01-02            Wire Transfer Credit                                                                       28,305.80
                 B0H FUNDS TRANSFER 010204 040102000389702
                 SWF OF 04101102
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000335              24,766.92
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                 18,336.56
                 DISCOVER BUS SVC SETTLEMENT 031231 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-02            Wire Transfer Credit                                                                       15,810.97
                 B0H FUNDS TRANSFER 010204 040102000109702
                 000000000
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                 15,365.00
                 USPS ST. LOUIS CONTRACTS 040102
                 990042880EA0000
----------------------------------------------------------------------------------------------------------------------
01-02            Wire Transfer Credit                                                                       13,076.27
                 BOH FUNDS TRANSFER 010204 040102000765702
                 CA040102017812
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                  8,165.19
                 USPS ST, LOUIS CONTRACTS 040102
                 990042880EA0000
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               4,768.18
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               3,857.76
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                40000000424               3,754.75
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               3,319 00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000655               2,619.50
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000461               2,287.90
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               2,121.98
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               2,088.86
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000679               1,800.03
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                  1,747.40
                 KAHULUI PAX NO 4 TELECHECK 040102 05771405
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000679               1,617.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               1,594.70
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000442               1,551.30
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000432               1,527.57
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000432               1,482.88
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               1,440.76
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441               1,396.65
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               1,353.72
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441               1,321.50
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441               1,297.80
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               1,253.88
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000681               1,206.21
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424               1,145.60

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                  Page 4 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441               1,132.88
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000432               1,066.30
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441                 937.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 880.60
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441                 850.50
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 825.84
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 746.80
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                    679.50
                 ALA MOANA TICKET TELECHECK 040102 05712517
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000451                 599.93
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Noon Teller                                               00000000451                 574.71
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000432                 563.60
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 529.94
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                    524.38
                 KONA KEAHOLE STA TELECHECK 040102 05781606
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 500.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 395.00
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                    378.10
                 ALA MOANA TICKET TELECHECK 040102 05712517
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 350.60
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000451                 349.50
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 281.60
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                                            280.18
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 269.50
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441                 265.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000451                 256.82
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 255.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 250.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000461                 193.00
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                    189.00
                 HILO PASSENGER 4 TELECHECK  04010205781604
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 186.10
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                    175.00
                 KAUAI PASSENGER TELECHECK  040102 05764731
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441                 160.00
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                    151.28
                 KAUAI PASSENGER TELECHECK  040102 05764731
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 150.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000679                 137.38
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000451                 127.11
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000432                 100.92
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                 100.00
----------------------------------------------------------------------------------------------------------------------
01-02            ACH Credit                                                                                     95.05
                 KAHULUI PAX NO 4 TELECHECK 040102 05771405
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Adjustment                                                00000000424                  87.72
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000461                  85.25
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                  81.29
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                  80.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                  70.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441                  70.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                  67.00

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                  Page 5 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000441                  50.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-02            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-05            Automatic Transfer                                                                          5,011.40
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-05            Wire Transfer Credit                                                                    2,223,297.89
                 B0H FUNDS TRANSFER 010504 040105000445702
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                936,698.15
                 AMERICAN EXPRESS SETTLEMENT 040105 7992400143
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000335             335,727.62
----------------------------------------------------------------------------------------------------------------------
01-05            Wire Transfer Credit                                                                      196,000.00
                 BOH FUNDS TRANSFER 010504  040105000810702
                 MMK OF 04/01/05
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000335             103,087.63
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000335             100,000.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000335              53,874.72
----------------------------------------------------------------------------------------------------------------------
01-05            Wire Transfer Credit                                                                       53,453.50
                 B0H FUNDS TRANSFER 010504 040105000167702
                 029-OTT-410072
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                 28,858.54
                 DISCOVER BUS SVC SETTLEMENT 040101 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-05            Wire Transfer Credit                                                                       23,245.95
                 B0H FUNDS TRANSFER 010504 040105000630702
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000336              20,756.73
----------------------------------------------------------------------------------------------------------------------
01-05            Wire Transfer Credit                                                                       16,900.20
                 BOH FUNDS TRANSFER 010504 040105000365702
                 ARC 173
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000681              15,954.50
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               5,120.76
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               5,065.59
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               4,700.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               3,921.14
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               3,905.75
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441               3,860.54
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000879               3,464.99
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               3,371.35
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441               3,095.40
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441               2,898.22
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432               2,844.20
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000679               2,682.51
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               2,561.83
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               2,517.10
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               2,450.62
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               2,348.49
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               2,332.22
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441               2,300.98
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432               2,300.58
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               2,007.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               1,797.82

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                     Page 6 of 21
January 15, 2004                                                                                           0001-042424

Date             Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                  1,667.98
                 HILO PASSENGER 4 TELECHECK 040105 05781604
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000679               1,525.52
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432               1,506.90
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000679               1,390.54
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441               1,319.21
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000600451               1,277.75
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Taller                                                00000000424               1,159.12
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432               1,156.18
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441               1,086.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424               1,008.22
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller-                                               00000000424                 945.56
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432                 906.30
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000461                 879.54
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 799.52
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 725.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 710.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 704.98
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000451                 638.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 635.10
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 617.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000461                 596.38
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 576.10
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 570.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 570.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000451                 526.60
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 512.82
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000451                 483.40
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 480.70
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000442                 453.67
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                    426.00
                 JCBI HI BKCD DEPST 200401 0001318694
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 421.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000422                 417.07
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 416.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432                 415.32
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000451                 407.20
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000422                 402.70
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000451                 391.30
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000442                 388.60
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 380.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 365.00
----------------------------------------------------------------------------------------------------------------------
01-05            ACM Credit                                                                                    362.33
                 1-800-FLOWERS IN BATCH 010204 18592
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                    344.40
                 KAUAI PASSENGER TELECHECK 040105 05764731
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000441                 285.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000681                 273.84
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                    272.12
                 HONOLULU ST N PAX TELECHECK 040105 05712512
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 270.00

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                    Page 7 of 21
January 15, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                    265.62
                 KONA KEAHOLE STA TELECHECK 040105 05781606
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000461                 240.70
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000432                 223.02
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000444                 210.50
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000461                 210.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 157.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 155.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000681                 136.92
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 125.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                 120.00
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                    107.50
                 JR HI SKID DEPST 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000335                 100.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  99.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  85.00
----------------------------------------------------------------------------------------------------------------------
01-05            ACH Credit                                                                                     80.00
                 KAHULUI PAX NO 4 TELECHECK 040105 05771405
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  80.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  80.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000451                  71.73
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  65.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000445                  48.63
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000461                  32.39
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  27.00
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000444                  25.00
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000444                  25.00
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000445                  25.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000335                  24.64
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000445                  20.00
----------------------------------------------------------------------------------------------------------------------
01-05            Customer Deposit                                                  00000000444                  19.91
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Non Teller                                                00000000679                   5.00
----------------------------------------------------------------------------------------------------------------------
01-05            Deposit Adjustment                                                00000000424                   0.50
----------------------------------------------------------------------------------------------------------------------
01-06            Interest Transfer                                                                               2.33
                 FROM ACCT NO. 0005-000673 FROM CD NO.
                 0000-000001
----------------------------------------------------------------------------------------------------------------------
01-06            Wire Transfer Credit                                                                      666.208.24
                 BOH FUNDS TRANSFER 010604 040106000541702
----------------------------------------------------------------------------------------------------------------------
01-06            Wire Transfer Credit                                                                      232,000.00
                 BOH FUNDS TRANSFER 010604 040106000644702
                 MMK OF 04/01/06
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000335             216,185.90
----------------------------------------------------------------------------------------------------------------------
01-06            Credit Memo                                                                               159,825.00
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                 47,752.80
                 DISCOVER BUS SVC SETTLEMENT 040103 601101601001736

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                    Page 8 of 21
January 15, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000335              12,746.05
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000679               5,033.33
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000336               4,348.70
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               4,090.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               3,995.81
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000441               3,347.61
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000336               2,850.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               2,837.96
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000441               2,736.20
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000422               2,499.96
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               2,460.85
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000681               2,456.09
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               2,423.30
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461               2,129.42
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461               1,989.88
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000679               1,712.62
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               1,597.14
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               1,467.16
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               1,310.32
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000422               1,303.07
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               1,262.45
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000432               1,240.70
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461               1.187.07
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000451               1,180.00
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                  1,157.50
                 HAWAIIAN VAC SEC FEES 010604
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                  1,128.42
                 ALA MOANA TICKET TELECHECK 040106 05712517
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424               1,095.30
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                 927.10
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461                 862.28
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000336                 767.50
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000681                 766.66
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                 751.66
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000432                 730.40
----------------------------------------------------------------------------------------------------------------------
01-06            Detosit Non Teller                                                00000000481                 696.56
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    654.60
                 KAHULUI PAX NO 4 TELECHECK 040106 06771405
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                 555.60
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                 535.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000679                 534.29
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000432                 508.47
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000441                 465.00
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    452.40
                 KAHULUI PAX NO 4 TELECHECK 040108 05771405
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    414.47
                 ALA MOANA TICKET TELECHECK 040106 05712517
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000432                 400.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000451                 384.90
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    326.40
                 KAHULUI PAX NO 4 TELECHECK 040106 05771406

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                  Page 9 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                 305.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000422                 234.51
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461                 234.01
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    227.60
                 KAUAI PASSENGER TELECHECK 040106 05764731
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461                 225.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                 223.20
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    201.20
                 JCBI HI BKCD DEPST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000441                 185.00
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    159.98
                 KONA KEAHOLE STA TELECHECK 040105 05701606
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000451                 156.82
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    153.20
                 JCBI HI BKCD DEPST 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000422                 128.96
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    107.60
                 JCBI HI BKCD DEPST 200401 0001290790
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                    107.60
                 JCB1 HI BKCD DEPST 200401 0001290857
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000451                 105.26
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000422                  90.46
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                     70.00
                 HILO PASSENGER 4 TELECHECK 040106 06781604
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                     70.00
                 HILO PASSENGER 4 TELECHECK 040106 05781604
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000422                  63.44
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000336                  54.50
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                  54.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000442                  42.71
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000461                  35.25
----------------------------------------------------------------------------------------------------------------------
01-06            ACH Credit                                                                                     25.00
                 MOLOKAI STATION TELECHECK 040106 05771408
----------------------------------------------------------------------------------------------------------------------
1-06             ACH Credit                                                                                     15.10
                 KONA KEAHOLE STA TELECHECK 040106 05781 606
----------------------------------------------------------------------------------------------------------------------
01-06            Deposit Non Teller                                                00000000336                   5.55
----------------------------------------------------------------------------------------------------------------------
01-07            Wire Transfer Credit                                                                      983,676.45
                 BOH FUNDS TRANSFER 010704 040107000227702
                 ARC 173
----------------------------------------------------------------------------------------------------------------------
01-07            Wire Transfer Credit                                                                      625,172.42
                 BDH FUNDS TRANSFER 010704 040107000447702
----------------------------------------------------------------------------------------------------------------------
01-07            Wire Transfer Credit                                                                      212,810.08
                 BOH FUNDS TRANSFER 010704 040107000055702
                 000002070
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                 69,973.61
                 DISCOVER BUS SVC SETTLEMENT 040106 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000335              67,183.29
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000335              24,245.69
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000336              22,279.21
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000636               5,174.18

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 10 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424               4,594.63
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000461               3,883.58
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424               3.670.00
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424               2,781.72
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000441               2,622.68
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000422               2,545.06
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000432               1,692.59
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                0000000679                1,583.80
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                  1,528.61
                 ALA MOANA TICKET TELECHECK 040107 5712517
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424               1,526.40
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000441               1,506.68
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                  1,367.80
                 KAUAI PASSENGER TELECHECK 040107 05764731
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000679               1,327.42
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424               1,092.96
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000442               1,033.19
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 942.50
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000681                 922.38
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 879.60
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 862.20
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 846.74
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000636                 845.99
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 811.24
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 680.50
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 663.00
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000636                 647.65
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000681                 578.92
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000441                 560.00
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 500.00
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 488.51
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 469.00
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000636                 466.73
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 464.43
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 412.58
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000679                 397.14
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 390.21
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000461                 390.08
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 354.40
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 352.60
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 345.38
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 342.00
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                    332.20
                 KAHULUI PAX NO 4 TELECHECK 040107 05771405
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                    303.82
                 KONA KEAHOLE STA TELECHECK 040107 05781606
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 295.00
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000432                 294.98
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 286.46
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 267.90
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000441                 265.00

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 11 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-07            ATM Deposit                                                                                   240.00
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000445                 215.40
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 215.11
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000432                 213.16
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000636                 205.01
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                    200.00
                 HILO SALES 835 TELECHECK 040107 05781608
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                    181.20
                 HILO PASSENGER 4 TELECHECK 040107 05781 604
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                 155.00
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000445                 137.40
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 136.16
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000445                 131.61
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000451                 120.00
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000422                  82.02
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000336                  76.77
----------------------------------------------------------------------------------------------------------------------
01-07            ACH Credit                                                                                     75.00
                 MOLOKAI STATION TELECHECK 040107 05771408
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000336                  69.67
----------------------------------------------------------------------------------------------------------------------
01-07            Customer Deposit                                                  00000000445                  67.83
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000461                  59.70
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                  45.50
----------------------------------------------------------------------------------------------------------------------
01-07            Deposit Non Teller                                                00000000424                  35.58
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000679                   5.00
----------------------------------------------------------------------------------------------------------------------
01-08            Wire Transfer Credit                                                                      791,567.72
                 BOH FUNDS TRANSFER 010804 040108000490702
----------------------------------------------------------------------------------------------------------------------
01-08            Wire Transfer Credit                                                                      600,297.07
                 BOH FUNDS TRANSFER 010804040108000058702
                 245T7J-20220017
----------------------------------------------------------------------------------------------------------------------
01-08            Credit Memo                                                                                79,983.34
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000335              70,389.40
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000335              67,407.08
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                 29,001.73
                 DISCOVER BUS SVC SETTLEMENT 040107 601101801001736
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               5,130.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               5,033.70
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               4,233.70
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000441               3,403.12
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000441               2,644.60
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000451               2,583.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000581               2,549.75
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               2,470.04
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000679               2,279.35
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                  1,955.40
                 KAHULUI PAX NO 4 TELECHECK 040108 05771405
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000432               1,937.60
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                  1,858.21
                 KONA KEAHOLE 5TA TELECHECK 040108 05781608
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               1,706.68
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                  1,322.26
                 ALA MOANA TICKET TELECHECK 040108 05712517

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 12 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               1,247.33
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               1,194.62
----------------------------------------------------------------------------------------------------------------------
01-O8            Deposit Non Teller                                                00000000424               1,171.32
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000432               1,144.10
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000679               1,137.31
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424               1,100.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                 994.80
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000461                 957.76
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000422                 916.64
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000461                 899.68
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000442                 887.85
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000679                 783.50
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000422                 379.25
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000681                 328.76
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                 280.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000679                 273.28
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                 250.00
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                    212.60
                 HILO PASSENGER 4 TELECHECK 040108 05781604
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000451                 203.02
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                    191.20
                 JCBI HI 8KCD DEPST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                    170.00
                 HILO SALES 838 TELECHECK 04010805781608
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                    163.00
                 EQUIVA PAYMENTS 040108 02232000148538
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                 147.11
----------------------------------------------------------------------------------------------------------------------
01-08            Customer Deposit                                                  00000000444                 140.02
----------------------------------------------------------------------------------------------------------------------
01-08            Customer Deposit                                                  00000000444                 138.30
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                 115.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000432                 104.09
----------------------------------------------------------------------------------------------------------------------
01-08            ACH Credit                                                                                    101.60
                 KAUAI PASSENGER TELECHECK 040108 05764731
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                  95.60
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000451                  40.00
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000461                  25.56
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                  25.50
----------------------------------------------------------------------------------------------------------------------
01-08            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-08            Customer Deposit                                                  00000000444                   8.91
----------------------------------------------------------------------------------------------------------------------
01-09            Automatic Transfer                                                                         73,389.59
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-09            Wire Transfer Credit                                                                      848,648.11
                 BOH FUNDS TRANSFER 010904 040109000411702
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000335             119,106.33
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000335              57,407.94
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                 29,367.96
                 DISCOVER 8US SVC SETTLEMENT 040108 601101601001736

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 13 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                 27,863.59
                 USPS ST. LOUIS CONTRACTS040109
                 990042880EA0000
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000336               7,247.53
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                  6,668.85
                 USPS ST. LOUIS CONTRACTS 040109
                 990042880EA0000
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424               5,100.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000655               3,513.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000681               3,168.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424               3,018.53
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                  2,941.80
                 ALA MOANA TICKET TELECHECK 040109 05712517
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424               2,437.82
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000441               2,436.90
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424               2,226.88
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000679               2,216.52
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000441               2,018.44
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000461               1,994.37
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000679               1,989.02
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000461               1,928.28
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000655               1,913.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424               1,683.62
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                  1,333.02
                 JCBI HI BKCD DEPST 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000432               1,294.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000432               1,289.70
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424               1,250.14
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000681               1,214.26
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000451               1,109.72
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                    954.70
                 EQUIVA PAYMENTS 040109 02232000148719
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 933.50
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 868.26
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 694.02
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000681                 604.66
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000441                 545.00
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credlt                                                                                    530.00
                 KAHULUI PAX NO 4 TELECHECK 040109 05771405
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000679                 517.68
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000422                 507.55
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 497.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000422                 434.24
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000442                 379.59
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000681                 279.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000452                 275.83
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 272.60
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 250.00
----------------------------------------------------------------------------------------------------------------------
01-09            Desosit Non Teller                                                00000000424                 250.00
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000432                 243.47
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 230.11

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 14 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000451                 209.60
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                    175.40
                 KAUAI PASSENGER TELECHECK 040109 0764731
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000424                 172.00
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                    110.00
                 HILO PASSENGER 4 TELECHECK 040109 05781604
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                    110.00
                 KONA KEAHOLE STA TELECHECK 040109 05781606
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000461                  70.65
----------------------------------------------------------------------------------------------------------------------
01-09            Deposit Non Teller                                                00000000336                  22.60
----------------------------------------------------------------------------------------------------------------------
01-09            ACH Credit                                                                                     10.72
                 ICBI HI BKCD M DSG 200401 0001290766
----------------------------------------------------------------------------------------------------------------------
01-12            Wire Transfer Credit                                                                   10,000,000.00
                 BOH FUNDS TRANSFER 011204 0401 12000073702
                 MAESTRO
----------------------------------------------------------------------------------------------------------------------
01-12            Wire Transfer Credit                                                                    2,098,224.04
                 BOH FUNDS TRANSFER 011204 040112000627702
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                              1,059,800.28
                 AMERICAN EXPRESS SETTLEMENT 040112 7992400143
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000336             367,070.05
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000335             110,146.02
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000335              97,497.37
----------------------------------------------------------------------------------------------------------------------
01-12            Credit Memo                                                                                79,875.00
----------------------------------------------------------------------------------------------------------------------
01-12            Wire Transfer Credit                                                                       54,906.93
                 BOH FUNDS TRANSFER 011204 0401 12000718702
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                 34,129.92
                 DISCOVER BUS SVC SETTLEMENT 040109 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000336              15,851.62
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000681              13,100.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               6,623.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               5,549.95
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               6,159.87
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               4,975.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               4,736.42
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000432               3,703.70
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000679               3,059.85
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441               2,560.87
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000335               2,521.10
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               2,457.30
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000432               2,407.52
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000432               2,299.86
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441               2,298.80
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441               2,114.38
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441               2,109.50
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000681               2,000.40
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441               1,997.43
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,983.38
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,943.62
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441               1,925.91
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,891.40
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,879.94

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 15 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,857.22
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,744.20
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000681               1,715.74
----------------------------------------------------------------------------------------------------------------------
01-12            Deriosit Non Teller                                               00000000432               1.616.30
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,517.68
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000679               1,510.06
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,402.60
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,345.24
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451               1,320.92
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000422               1,279.94
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,271.70
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000040424               1,230.59
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                  1,201.36
                 ALA MOANA TICKET TELECHECK 040112 05712517
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,142.60
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,082.58
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,066.94
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424               1,002.20
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000335                 995.13
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 987.94
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000432                 965.90
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 948.84
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451                 927.89
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                    911.80
                 KAUAI PASSENGER TELECHECK 040112 05764731
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451                 886.40
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000432                 868.30
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000442                 826.72
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441                 750.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441                 747.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 743.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000679                 729.38
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451                 726.20
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451                 721.60
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 715.24
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 703.29
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 680.80
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                    629.36
                 HILO PASSENGER 4 TELECHECK 040112 05781604
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 581.50
----------------------------------------------------------------------------------------------------------------------
01-i2            Deposit Non Teller                                                00000000424                 571.60
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                    568.80
                 KAHULUI PAX NO 4 TELECHECK 0401 12 05771405
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                    559.01
                 JCBI HI BKCD DEPST 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000461                 555.14
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 550.60
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 544.72
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 535.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000441                 524.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 510.00

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 16 of 21
January 15, 2004                                                                                        0001-042424



Date             Descriution                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000679                 496.21
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 481.20
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000432                 480.32
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 380.00
----------------------------------------------------------------------------------------------------------------------
01-12            Customer Deposit                                                  00000000444                 375.02
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 370.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000452                 349.88
----------------------------------------------------------------------------------------------------------------------
01-12            ACH Credit                                                                                    326.80
                 KONA KEAHOLE STA TELECHECK 040112 05781606
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451                 317.82
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000335                 312.91
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 275.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 260.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000679                 257.58
----------------------------------------------------------------------------------------------------------------------
01-12            Customer Deposit                                                  00000000444                 249.01
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000451                 232.60
----------------------------------------------------------------------------------------------------------------------
01--12           Deposit Non Teller                                                00000000422                 195.00
----------------------------------------------------------------------------------------------------------------------
01-12            Customer Deposit                                                  00000000444                 193.20
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000442                 157.25
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000461                 129.27
----------------------------------------------------------------------------------------------------------------------
01-12            Customer Deposit                                                  00000000444                 123.05
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 120.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 115.00
----------------------------------------------------------------------------------------------------------------------
01-12            Customer Deposit                                                  00000000445                 104.62
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                 102.50
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                  90.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                  85.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                  60.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000681                  38.02
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                  34.00
----------------------------------------------------------------------------------------------------------------------
01-12            Customer Deposit                                                  00000000445                  17.50
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                   2.50
----------------------------------------------------------------------------------------------------------------------
01-12            Deposit Non Teller                                                00000000424                   1.00
----------------------------------------------------------------------------------------------------------------------
01-13            Automatic Transfer                                                                          1,328.87
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-13            Wire Transfer Credit                                                                      706,073.03
                 SOH FUNDS TRANSFER 011304 040113000504702
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000335             132,418.33
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000335              81,854.53
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                 33,327.05
                 DISCOVER BUS SVC SETTLEMENT 040110 60110180161736
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000336              14,146.44
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               3,921.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               3,400.32
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               3,249.14
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000422               2,725.90
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461               2,667.27
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461               2,552.85

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 17 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461               2,487.19
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               2,378.66
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               2,250.71
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               1,663.12
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000432               1,571.84
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               1,545.40
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               1,402.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000679               1,276.48
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                  1,269.80
                 KAUAI PASSENGER TELECHECK 040113 05764731
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424               1,256.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461               1,207.51
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                  1,165.04
                 ALA MOANA TICKET TELECHECK 040413 05712517
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000679               1,110.02
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                  1,087.26
                 ALA MOANA TICKET TELECHECK 040113 05712517
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461               1,023.76
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461                 899.02
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000451                 893.25
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000679                 845.40
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000432                 830.56
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461                 828.24
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    812.86
                 KAHULUI PAX NO 4 TELECHECK 040113 05771405
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000422                 687.93
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461                 677.17
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                 668.10
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    605.24
                 KAHULUI PAX NO 4 TELECHECK 040113 05771405
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000681                 468.08
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                 447.48
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000432                 432.54
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                                            420.56
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000451                 325.70
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000400424                 324.78
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    318.20
                 HILO PASSENGER 4 TELECHECK 040113 05781 604
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    314.80
                 KAHULUI PAX NO 4 TELECHECK 040113 05771405
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461                 300.58
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    285.20
                 JC81 HI 13KCD DEPST 200401 0001290923
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                 270.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                 230.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000422                 222.27
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    209.68
                 KAUAI PASSENGER TELECHECK 040113 05764731
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000422                 209.59
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                 182.00

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 18 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    173.20
                 MOLOKAI STATION TELECHECK 040713 05771409
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    171.00
                 KONA KEAHOLE STA TELECHECK 040113 05781606
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    168.38
                 KAHULUI FREIGHT TELECHECK 040113 0577140$
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    161.45
                 KONA KEAHOLE STA TELECHECK 040113 05781606
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                    155.00
                 H1W PASSENGER 4 TELECHECK 0401 13 05781604
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461                 143.28
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000336                 137.56
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                     88.02
                 HILO PASSENGER 4 TELECHECK 040113 05781604
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000461                  67.21
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000422                  60.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                  45.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000681                  38.02
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000336                  30.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                  25.50
----------------------------------------------------------------------------------------------------------------------
01-13            ACH Credit                                                                                     25.00
                 JCBI HI 13KCD DEPST 200401 0001290857
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000681                  20.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000336                  15.00
----------------------------------------------------------------------------------------------------------------------
01-13            Deposit Non Teller                                                00000000424                   2.50
----------------------------------------------------------------------------------------------------------------------
01-14            Automatic Transfer                                                                         54,678.84
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-14            Wire Transfer Credit                                                                    1,283,501.28
                 BOH FUNDS TRANSFEA 011404 040114000306702
                 ARC 173
----------------------------------------------------------------------------------------------------------------------
01-14            Wire Transfer Credit                                                                      877,530.00
                 BOH FUNDS TRANSFER 011 A04 040114001409702
                 MAIL OF 04101/14
----------------------------------------------------------------------------------------------------------------------
01-14            Wire Transfer Credit                                                                      801,786.95
                 BOW FUNDS TRANSFER 011404 040114000557702
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000335             777,326.45
----------------------------------------------------------------------------------------------------------------------
01-14            Wire Transfer Credit                                                                      406,640.54
                 BOH FUNDS TRANSFER 011404 040114000061702
                 000002107
----------------------------------------------------------------------------------------------------------------------
01-14            Wire Transfer Credit                                                                       88,194.53
                 BOH FUNDS TRANSFER 011404 040114000010702
                 RGT802679011
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                 71,975.11
                 DISCOVER BUS SVC SETTLEMENT 040113 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000335              65,430.31
----------------------------------------------------------------------------------------------------------------------
01-14            Wire Transfer Credit                                                                       54,215.78
                 BOH FUNDS TRANSFER 011404 040114001430702
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000335              44,880.27

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 19 of 21
January 15, 2004                                                                                        0001-042424



Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                 14,223.97
                 SPRINT 112101 040113 HAWAIIAN AIRLINES
                 INC
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000681               9,575.14
----------------------------------------------------------------------------------------------------------------------
01-14            Customer Deposit                                                  00000000636               5,179.83
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424               4,048.00
----------------------------------------------------------------------------------------------------------------------
01-14            Customer Deposit                                                  00000000636               3,290.28
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000441               3,176.10
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000441               3,111.40
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424               3,015.24
----------------------------------------------------------------------------------------------------------------------
01-14            Customer Deposit                                                  00000000636               2,991.31
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000432               2,056.86
----------------------------------------------------------------------------------------------------------------------
01-14            Detosit Non Teller                                                00005000432               1,952.20
----------------------------------------------------------------------------------------------------------------------
01-14            Customer Deposit                                                  00000000636               1,592.06
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424               1,510.50
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000679               1,422.24
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00040000441               1,200.20
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Adjustment                                                00000000681               1,178.26
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424               1,140.39
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000442               1,037.36
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000441               1,036.30
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 986.78
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000679                 836.75
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                    834.10
                 ALA MOANA TICKET TELECHECK 040114 05712517
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 754.98
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 705.10
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000441                 676.00
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 671.60
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 563.77
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000335                 550.11
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 548.68
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000441                 526.00
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 524.40
----------------------------------------------------------------------------------------------------------------------
01-14            Customer Deposit                                                  00000000636                 509.60
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000451                 474.40
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000451                 374.70
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000452                 352.40
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                    306.40
                 H140 SALES 636 TEI.ECHECIC 040114 05781608
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000432                 270.00
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 250.00
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000442                 243.25
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                    226.20
                 HILO PASSENGER 4 TELECHECK 040114 05781504
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                    223.20
                 KAUAI PASSENGER TELECHECK 040114 05764731
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                 180.00
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000432                 174.03
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000681                 150.80
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                0000 0000335                141.62

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 20 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                    140.00
                 KAHULUI PAX NO 4 TELECHECK 040114 05771405
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000679                 120.60
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                  90.00
----------------------------------------------------------------------------------------------------------------------
01-14            ACH Credit                                                                                     89.00
                 KONA KEAHOLE STA TELECHECK 0401 14 05701606
----------------------------------------------------------------------------------------------------------------------
01-14            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-15            Wire Transfer Credit                                                                    1,320,907.18
                 80H FUNDS TRANSFER 011504040115000052702
                 000002125
----------------------------------------------------------------------------------------------------------------------
01-15            Wire Transfer Credit                                                                      894,653.93
                 B0H FUNDS TRANSFER 011604 0401 15000667702
----------------------------------------------------------------------------------------------------------------------
01-15            Wire Transfer Credit                                                                      170,403.66
                 BOH FUNDS TRANSFER 011504 040115000050702
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000335             134,139.97
----------------------------------------------------------------------------------------------------------------------
01-15            Wire Transfer Credit                                                                       87,848.34
                 BOH FUNDS TRANSFER 011504040115000601702
                 01040115002356RN
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                 30,504.49
                 DISCOVER BUS SVC SETTLEMENT 040114 601101801001736
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000461               6,056.79
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               5,576.85
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000655               5,564.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               4,784.36
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000681               4,771.20
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               4,102.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000441               2,784.05
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000432               2,158.36
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000679               1,812.07
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000679               1,686.12
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000461               1,395.56
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               1,345.78
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000441               1,265.23
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               1,248.68
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000432               1,202.40
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               1,131.58
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               1,119.60
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424               1,111.16
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                  1,020.80
                 JCBI HI BKCD DEPST 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000422                 987.90
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000422                 930.04
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 918.05
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000679                 799.64
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000461                 793.20
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 665.00
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                    653.12
                 ALA MOANA TICKET TELECHECK 040115 05712517
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000386                 622.12
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 575.70
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000442                 544.13

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                 Page 21 of 21
January 15, 2004                                                                                        0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000441                 531.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 530.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000452                 493.90
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000681                 493.74
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000422                 485.39
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                    448.80
                 HILO PASSENGER 4 TELECHECK 04011$ 07$1604
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000335                 445.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000422                 420.38
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 382.14
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000461                 333.70
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000452                 300.99
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                    286.20
                 KAHULUI PAX NO 4 TELECHECK 040115 05771405
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                    280.80
                 KAUAI PASSENGER TELECHECK 040115 05764731
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                    250.20
                 KONA KEAHOLE STA TELECHECK 040115 05781606
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 236.80
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 223.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 215.20
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000432                 177.98
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 170.00
----------------------------------------------------------------------------------------------------------------------
01-15            ACH Credit                                                                                    153.20
                 JC81 HI BKCO OEPST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                 153.20
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000461                 146.83
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000452                 125.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                  77.50
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000461                  40.95
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                  38.25
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000336                  15.00


DAILY BALANCES

Date                    Amount         Date               Amount          Date               Amount
----------------------------------------------------------------------------------------------------
12-31                     0.00         01-07                0.00          01-13                0.00
----------------------------------------------------------------------------------------------------
01-02                     0.00         01-08                0.00          01-14                0.00
----------------------------------------------------------------------------------------------------
01-05                     0.00         01-09                0.00          01-15                0.00
----------------------------------------------------------------------------------------------------
01-06                     0.00         01-12                0.00
----------------------------------------------------------------------------------------------------

[LOGO OMITTED]                                               Statement of Account


Last statement: January 15, 2004                             Account: 0001-042424
This statement: January 31, 2004                             Page 1 of 22
Total days in statement period: 16                           Number of Enclosures: (651)

                                                             Direct inquiries to,
                                                             888-643-3888
HAWAIIAN AIRLINES INC
COLLECTION ACCOUNT                                           BANK OF HAWAII
PO Box 29906                                                 P.O. BOX 2900
HONOLULU, HI 96820                                           HONOLULU HI 96846
----------------------------------------------------------------------------------------------------------------------
Analyzed Business Checking
     Account number                             0001-042424  Beginning balance                                  $0.00
     Enclosures                                         651  Total additions                            30,031,932.47
     Low balance                                      $0.00  Total subtractions                         30,031,932.47
                                                                                                        -------------
    Average balance                                  $0.00  Ending balance                                      $.00
------------------------------- ---------------------------- ---------------------------- ----------------------------

DEBITS

Date          Description                                                                                Subtractions
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
01-16         Deposited Item Rtned                                                                             298.80
----------------------------------------------------------------------------------------------------------------------
01-16         ACH Debit                                                                                          8.73
              JCBI HI BKCD M DSC 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-16         Automatic Transfer                                                                         1,073,566.73
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-20         Deposited Item Rtned                                                                           1,486.12
----------------------------------------------------------------------------------------------------------------------
01-20         ACH Debit                                                                                        335.24
              DISCOVER BUS SVC SETTLEMENT 040116 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-20         ACH Debit                                                                                         19.32
              JCBI HI BKCD M DSC 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-20         Automatic Transfer                                                                         6,446,849.05
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028688
----------------------------------------------------------------------------------------------------------------------
01-21         Debit Memo                                                                                       220.00
----------------------------------------------------------------------------------------------------------------------
01-21         ACH Debit                                                                                          4.37
              JCBI HI BKCD M DSC 200401 0001290808
----------------------------------------------------------------------------------------------------------------------
01-21         ACH Debit                                                                                          3.21
              JCBI HI BKCD M DSC 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-21         ACH Debit                                                                                          1.31
              JCBI HI BKCD M DSC 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-21         Automatic Transfer                                                                         4,080,629.79
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-22         Deposited Item Rtned                                                                              25.00
----------------------------------------------------------------------------------------------------------------------
01-22         Debit Memo                                                                                       100.00
----------------------------------------------------------------------------------------------------------------------
01-22         ACH Debit                                                                                         12.71
              CLARKS AMERICAN CHK ORDER 040117 Y2F064630351100

[LOGO OMITTED]

Bank of Hawaii

UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.

This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.
2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.
3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service Fee/Maintenance Fee (if any)).
4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).
5.   DAILY BALANCE includes all activity up to and including that date.
6.   SUMMARY OF ACCOUNT BALANCES is reflected for combined statements.
This reflects the balance at the end of the statement period.
------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
This worksheet will assist you in balancing your account.
   Ending balance reflected on this statement:               $_____________
   Add deposits and transfers to this account; not yet reflected on this statement:
       $___________   $__________
       $___________   $__________
       $___________   $__________                         +)  $_____________
   Sub-Total:                                             =   $_____________
Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
       $___________   $___________  $__________
       $___________   $___________  $__________
       $___________   $___________  $__________           -)  $_____________
     Current Account Balance (For checking accounts, this amount should equal
     your checkbook register balance.)                    =   $_____________
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:
        o Your name and account number
        o Describe the error or transfer you are questioning and explain as Clearly as you can why you believe there is an error or why you need more information
        o Date and dollar amount of the suspected error

We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
-------------------------------------------------------------------------------
If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
-------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: 1-888-643-9888)
                         American Samoa: 684-633-4226
                        Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
-------------------------------------------------------------------------------
MEMBER FDIC

[LOGO OMITTIED]

HAWAIIAN AIRLINES INC                                                                                    Page 2 of 22
January 31, 2004                                                                                          0001-042424

----------------------------------------------------------------------------------------------------------------------
Date          Description                                                                                Subtractions
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
01-22         Automatic Transfer                                                                         1,741,810.20
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-23         Deposited Item Rtned                                                                             100.00
----------------------------------------------------------------------------------------------------------------------
01-23         Debit Memo                                                                                       100.00
----------------------------------------------------------------------------------------------------------------------
01-23         ACH Debit                                                                                          0.14
              JCBI HI BKCD M DSC 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-23         Automatic Transfer                                                                         1,276,215.83
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-26         Deposited Item Rtned                                                                             473.19
----------------------------------------------------------------------------------------------------------------------
01-26         ACH Debit                                                                                         42.53
              JCBI HI BKCD M DSC 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-26         ACH Debit                                                                                          2.87
              JCBI HI BKCD M DSC 200401 0001290808
----------------------------------------------------------------------------------------------------------------------
01-26         ACH Debit                                                                                          0.14
              JCBI HI BKCD M DSC 200401 0001538578
----------------------------------------------------------------------------------------------------------------------
01-26         Automatic Transfer                                                                         3,754,535.39
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-27         ACH Debit                                                                                          5.79
              JCBI HI BKCD M DSC 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-27         ACH Debit                                                                                          0.71
              JCBI HI BKCD M DSC 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-27         Automatic Transfer                                                                         1,439,721.08
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-28         Depsosited Item Rtned                                                                            647.70
----------------------------------------------------------------------------------------------------------------------
01-28         Debit Memo                                                                                       200.00
----------------------------------------------------------------------------------------------------------------------
01-28         ACH Debit                                                                                         22.82
              CLARKE AMERICAN CHK ORDER 040124 Y2JS09990351100
----------------------------------------------------------------------------------------------------------------------
01-28         Automatic Transfer                                                                         4,169,618.06
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-29         ACH Debit                                                                                          5.73
              JCBI HI BKCD M DSC 200401 0001290923
----------------------------------------------------------------------------------------------------------------------
01-29         Automatic Transfer                                                                         4,376,527.85
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588
----------------------------------------------------------------------------------------------------------------------
01-29         Automatic Transfer                                                                               910.00
              TRANSFER TO CONCENTRATION ACCOUNT
              0034036160
----------------------------------------------------------------------------------------------------------------------
01-30         Automatic Transfer                                                                         1,667,432.06
              TRANSFER TO CONCENTRATION ACCOUNT
              0001028588

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 3 of 22
January 31, 2004                                                                                          0001-042424

CREDITS

Date             Description                                                                               Additions
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
01-16            Automatic Transfer                                                                         23,958.35
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-16            Wire Transfer Credit                                                                     856,5550.26
                 BOH FUNDS TRANSFER 011604 040116000493702
----------------------------------------------------------------------------------------------------------------------
01-16            Wire Transfer Credit                                                                       36,541.15
                 BOH FUNDS TRANSFER 011604 040116000464702
                 SWF OF 04/01/16
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000335              34,862.93
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                 31,803.49
                 DISCOVER BUS SVC SETTLEMENT 040115 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                 22,829.55
                 USPS ST. LOUIS CONTRACTS 040116
                 990042880EA0000
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000335              10,077.63
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                  9,853.62
                 USPS ST. LOUIS CONTRACTS 040116
                 9904288OEA0000
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424               4,720.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000441               4,328.86
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000335               3,732.47
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424               3,162.77
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424               2,768.10
----------------------------------------------------------------------------------------------------------------------
01-16            Detosit Non Teller                                                00000000424               2,199.70
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424               2,162.94
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                  2,084.30
                 ALA MOANA TICKET TELECHECK 040116 05712517
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                  1,743.00
                 EQUIVA PAYMENTS 040116 02232000149337
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424               1,680.38
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000461               1,528.28
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000441               1,207.98
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424               1,178.03
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000432               1,142.88
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000432               1,028.44
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                    952.20
                 KAHULUI PAX NO 4 TELECHECK 040116 05771405
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000679                 935.04
----------------------------------------------------------------------------------------------------------------------
01-16            Wire Transfer Credit                                                                          634.59
                 BOH FUNDS TRANSFER 011604 040116000336702
                 ARC 173
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000441                 626.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000679                 622.40
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 603.54
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000655                 600.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 578.50
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 550.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000442                 500.30

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 4 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                               Additrions
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 500.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000679                 468.92
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000461                 442.15
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000681                 427.08
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000452                 408.80
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000452                 374.45
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 360.43
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 335.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deuosit Non Teller                                                00000000461                 314.20
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                    306.40
                 JCBI HI BKCD DE:PST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 266.40
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000451                 229.16
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                    216.60
                 KAUAI PASSENGER TELECHECK 04011605764731
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000432                 161.05
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 155.00
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                    150.00
                 HILO SALES 636 TELECHECK 040116 05781608
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000335                 150.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 136.64
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000681                 136.64
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                 126.60
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000335                  80.02
----------------------------------------------------------------------------------------------------------------------
01-16            Customer Deposit                                                  00000000444                  70.01
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000461                  50.00
----------------------------------------------------------------------------------------------------------------------
01-16            Customer Deposit                                                  00000000444                  47.71
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000681                  30.60
----------------------------------------------------------------------------------------------------------------------
01-16            ACH Credit                                                                                     30.05
                 KONA KEAHOLE STA TELECHECK 040116 05781606
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000336                  17.68
----------------------------------------------------------------------------------------------------------------------
01-15            Deposit Non Teller                                                00000000336                  15.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000336                  15.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000336                  15.00
----------------------------------------------------------------------------------------------------------------------
01-16            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-20            Automatic Transfer                                                                         31,305.91
                 TRANSFER FROM CONCENTRATION
                 0034036180
----------------------------------------------------------------------------------------------------------------------
01-20            Wire Transfer Credit                                                                    2,663,325.30
                 BOH FUNDS TRANSFER 012004 040120001226702
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                              1,475,522.32
                 AMERICAN EXPRESS SETTLEMENT 040119 7902400143
----------------------------------------------------------------------------------------------------------------------
01-20            Wire Transfer Credit                                                                      800,000.00
                 BOH FUNDS TRANSFER 012004 04012000011 1702
                 245TTJ-20236173
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000336             420,180.34
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335             293,815.35
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335             174,427.03
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335             148,190.43

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 5 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-20            Credit Memo                                                                                79,875.00
----------------------------------------------------------------------------------------------------------------------
01-20            Wire Transfer Credit                                                                       69,007.80
                 B0H FUNDS TRANSFER 012004 040120000766702
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000681              53,936.67
----------------------------------------------------------------------------------------------------------------------
01-20            Wire Transfer Credit                                                                       44,188.50
                 BOH FUNDS TRANSFER 012004 040120000974702
                 029-OTT-4100522
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000681              16,590.47
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000681              16,177.28
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441               5,865.23
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               5,465.10
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335               5,350.36
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               4,862.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441               4,807.42
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               4,287.72
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335               3,817.11
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               3,499.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               3,490.11
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432               3,413.16
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441               3,392.71
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               3,305.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               3,228.81
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               3,197.30
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               3,196.91
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               3,143.26
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432               2,993.60
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               2,955.56
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422               2,780.90
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               2,780.74
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432               2,661.50
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               2,585.88
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               2,564.06
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               2,498.20
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441               2,234.42
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000655               2,100.00
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                  1,771.06
                 ALA MOANA TICKET TELECHECK 040120 05712517
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000679               1,675.64
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               1,591.20
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               1,582.40
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               1,581.24
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               1,561.23
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               1,531.86
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441               1,518.55
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000681,              1,487.46
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               1,433.50
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000679               1,383.78
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441               1,355.50
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               1,305.96
----------------------------------------------------------------------------------------------------------------------
01-20            EACH Credit                                                                                 1,267.20
----------------------------------------------------------------------------------------------------------------------
                 KONA KEAHOLE STA TELECHECK 040120 05781606

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 6 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424               1,256.18
----------------------------------------------------------------------------------------------------------------------
01-20            ATM Deposit                                                       00000000679               1,222.90
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                  1,204.64
                 ALA MOANA TICKET TELECHECK 040120 05712517
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432               1,159.02
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452               1,119.20
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452               1,108.80
----------------------------------------------------------------------------------------------------------------------
01-20            ATM Deposit                                                       00000000679               1,095.94
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461               1,075.42
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000636               1,061.87
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000636               1,000.00
----------------------------------------------------------------------------------------------------------------------
01--20           Deposit Non Teller                                                00000000432                 998.10
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 966.46
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432                 942.30
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 933.20
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452                 892.37
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 890.40
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                000000000461                885.60
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                 866.49
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441                 853.32
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000636                 819.95
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000441                 801.41
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432                 738.90
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441                 710.00
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    677.82
                 JCBI HI BKCD DEPST 200401 0001570758
----------------------------------------------------------------------------------------------------------------------
01-20            ATM Deposit                                                       00000000679                 670.06
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 670.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 656.33
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 655.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441                 643.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 641.60
----------------------------------------------------------------------------------------------------------------------
01-20            Derosit Non Teller                                                00000000336                 640.55
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 628.82
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000681                 624.72
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432                 614.65
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335                 610.99
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 610.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441                 606.00
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deomosit                                                 00000000452                 590.25
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                 596.24
----------------------------------------------------------------------------------------------------------------------
01--20           Deposit Non Teller                                                00000000432                 580.40
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000442                 569.96
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    542.20
                 KAHULUI PAX NO 4 TELECHECK 040120 05771405
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 537.70
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000442                 531.20
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 500.00
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    481.88
                 KAHULUI PAX NO 4 TELECHECK 040120 05777405
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452                 481.70
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 7 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000441                 470.00
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    452.36
                 HILO PASSENGER 4 TELECHECK 040120 05781604
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Detosit                                                  00000000452                 436.02
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    424.10
                 HILO PASSENGER 4 TELECHECK 040120 05791 004
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000679                 422.20
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 414.78
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 400.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000335                 361.58
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 360.00
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452                 350.20
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    338.80
                 KONA KEAHOLE STA TELECHECK 040120 06781606
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 330.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 327.00
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000445                 317.60
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    316.42
                 KAUAI PASSENGER TELECHECK 040120 05754731
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    312.60
                 KONA KF-AHOLE STA TELECHECK 040120 05781806
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 312.40
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                 310.90
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 302.50
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000445                 292.60
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                0000000424                  290.00
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    289.00
                 KAUAI PASSENGER TELECHECK 040120 05784731
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 270.00
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000535                 258.10
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 255.00
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452                 250.60
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000452                 248.79
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    232.58
                 KAUAI PASSENGER TELECHECK 040120 06764731
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432                 229.13
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000432                 220.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000451                 219.81
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit
                 KAHULUI PAX NO 4 TELECHECK 040120 05771405                                                    218.20
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Dermosit                                                 00000000451                 205.51
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 195.60
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                 187.22
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                 178.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 175.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 175.00
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    170.71
                 HILO PASSENGER 4 TELECHECK 040120 05781604
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 170.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 165.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 148.60

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 8 of 22

January 31, 2004                                                                                          0001-042424
Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                 140.78
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000445                 120.67
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    112.60
                 HILO PASSENGER 4 TELECHECK 040120 05781604
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                    112.60
                 ALA MOANA TICKET TELECHECK M1 20 05712517
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                 112.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 101.04
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                 100.00
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000444                  90.02
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                     89.70
                 MOLOKAI STATION TELECHECK 040120 05771408
----------------------------------------------------------------------------------------------------------------------
01-20            Deriosit Non Teller                                               00000000442                  64.93
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  50.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  50.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  50.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  45.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  40.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000679                  35.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000422                  26.80
----------------------------------------------------------------------------------------------------------------------
01-20            ACH Credit                                                                                     25.00
                 MOLOKAI STATION TELECHECK 040120 05771408
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  25.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  25.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000681                  19.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  15.00
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000424                  12.75
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000461                  12.75
----------------------------------------------------------------------------------------------------------------------
01-20            ATM Deposit                                                       00000000679                  12.50
----------------------------------------------------------------------------------------------------------------------
01-20            Customer Deposit                                                  00000000444                  10.00
----------------------------------------------------------------------------------------------------------------------
01-21            Customer Deposit                                                  00000000444                   2.50
----------------------------------------------------------------------------------------------------------------------
01-21            Automatic Transfer                                                                         79,916.89
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-21            Wire Transfer Credit                                                                    2,234,837.24
                 BOH FUNDS TRANSFER 012104 040121000285702
                 ARC 173
----------------------------------------------------------------------------------------------------------------------
01-21            Wire Transfer Credit                                                                      787,071.59
                 BOH FUNDS TRANSFER 012104040121000$04702
                 000002128
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000335             200,169.36
----------------------------------------------------------------------------------------------------------------------
01-21            Wire Transfer Credit                                                                       59,206.02
                 BOH FUNDS TRANSFER 012104 040121001327702
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000335              49,606.64
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000335              44,150.70
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 9 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                 31,653.23
                 DISCOVER BUS SVC SETTLEMENT 040117 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                 24,223.54
                 DISCOVER BUS SVC SETTLEMENT 040117 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000336              11,181.10
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000335              11,069.25
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424               4,410.81
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                  3,940.81
                 ALA MOANA TICKET TELECHECK 040121 05712517
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424               3,415.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424               3,186.61
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424               2,937.30
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000452               2,469.34
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424               2,430.84
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000441               2,226.80
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424               1,922.72
----------------------------------------------------------------------------------------------------------------------
01-21            ATM Deposit                                                       00000000461               1,674.92
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000681               1,313.18
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                  1,267.50
                 HAWAIIAN VAC SEC FEES 011904
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000441               1.238.68
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000432               1,201.40
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461               1,196.50
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000679                 973.54
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000432                 959.50
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 902.04
----------------------------------------------------------------------------------------------------------------------
01-21            ATM Deposit                                                       00000000461                 834.60
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 775.60
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 775.27
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 706.90
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 687.78
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                 657.34
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000335                 610.18
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000442                 575.93
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000679                 571.68
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                 559.52
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                 547.48
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                 500.00
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                    498.80
                 HILO PASSENGER 4 TELECHECK 040121 05781604
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000441                 492.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000452                 483.00
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                    473.68
                 KAHULUI PAX NO 4 TELECHECK 040121 05771405
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 464.16
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                    459.40
                 KAUAI PASSENGER TELECHECK 040121 05764731
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 417.49
----------------------------------------------------------------------------------------------------------------------
01-21            ATM Deposit                                                       00000000461                 397.02
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000422                 372.13
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                 330.10
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 10 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                  225.00
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                     153.20
                 JCBI HI BKCD DEPST 200401 0001270808
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00040000681                  137.24
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                  137.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000681                  136.76
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000432                  120.38
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                     112.60
                 JCBI H1 BKCD DEPST 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-21            ATM Deposit                                                       00000000461                  101.18
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000432                  100.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000336                   88.37
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000422                   83.58
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                   75.88
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                   75.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000679                   56.46
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                      50.00
                 KONA KEAHOLE STA TELECHECK 040121 05781606
----------------------------------------------------------------------------------------------------------------------
01-21            Derelosit Non Teller                                              00000000424                   49.00
----------------------------------------------------------------------------------------------------------------------
01-21            ACH Credit                                                                                      46.00
                 JCBI H1 BKCD DEPST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000335                   43.20
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                   30.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000424                   25.00
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000452                    8.94
----------------------------------------------------------------------------------------------------------------------
01-21            Deposit Non Teller                                                00000000461                    5.00
----------------------------------------------------------------------------------------------------------------------
01-22            Automatic Transfer                                                                           1,811.60
                 TRANSFER FROM CONCENTRATION ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000335              808,181.70
----------------------------------------------------------------------------------------------------------------------
01-221           Wire Transfer Credit                                                                       764,116.02
                 BOH FUNDS TRANSFER 012204 040122000794702
----------------------------------------------------------------------------------------------------------------------
01-22            ACH Credit                                                                                  93,936.23
                 DISCOVER BUS SVC SETTLEMENT 040121 0601101601060736
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000681               18,628.18
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000681                7,637.76
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                4,972.27
----------------------------------------------------------------------------------------------------------------------
01-22            DeGosit Non Teller                                                00000000679                4,607.91
----------------------------------------------------------------------------------------------------------------------
01-22            Deuosit Non Teller                                                00000000424                2,997.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000432                2,888.20
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000655                2,650.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                2,059.77
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000400335                2,014.80
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                1,850.20
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000452                1,795.12
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000432                1,794.54
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                1,679.90
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000441                1,557.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                1,549.22
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                1.545.53
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000441                1,482.40
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                   Page 11 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-22            ACH Credit                                                                                  1,416.06
                 KAHULUI PAX NO 4 TELECHECK 040122 05771405
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000461               1,213.10
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000679               1,143.30
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000422                 987.30
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000441                 785.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 696.08
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000452                 584.52
----------------------------------------------------------------------------------------------------------------------
01-22            ACH Credit                                                                                    569.60
                 HILO PASSENGER 4 TELECHECK 040122 05781604
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 546.56
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 463.20
----------------------------------------------------------------------------------------------------------------------
01-22            ACH Credit                                                                                    434.70
                 ALA MOANA TICKET TELECHECK 040122 05712517
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000422                 431.90
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Adjustment,                                               00000004424                 400.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000442                 367.52
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000432                 279.50
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 245.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 203.20
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000452                 175.60
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000681                 174.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000461                 137.59
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 130.00
----------------------------------------------------------------------------------------------------------------------
01-22            ACH Credit                                                                                    107.60
                 HONOLULU STN PAX TELECHECK 040122 05712512
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                 100.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000432                 100.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                  89.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000681                  61.20
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                  55.00
----------------------------------------------------------------------------------------------------------------------
01-22            ACH Credit                                                                                     50.00
                 KAUAI PASSENGER TELECHECK 040122 05764731
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000461                  45.52
----------------------------------------------------------------------------------------------------------------------
01-22            Customer Deposit                                                  00000000444                  45.01
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                  25.50
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000336                  25.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000336                  15.00
----------------------------------------------------------------------------------------------------------------------
01-22            Deposit Non Teller                                                00000000336                  15.00
----------------------------------------------------------------------------------------------------------------------
01-23            Automatic Transfer                                                                         79,358.87
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036186
----------------------------------------------------------------------------------------------------------------------
01-23            Wire Transfer Credit                                                                      812,653.06
                 BOH FUNDS TRANSFER 012304 040123000494792
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000335             210,296.93
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                 45,804.82
                 DISCOVER BUS SVC SETTLEMENT 040122 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-23            Wire Transfer Credit                                                                       38,408.29
                 BQH FUNDS TRANSFER 012304 040123000789702

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                   Page 12 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Taller                                                00000000681              26,864.52
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                 15,012.27
                 LISPS ST. LOUIS CONTRACTS 040123
                 990042880EA000O
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424               4,355.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000452               3,369.95
----------------------------------------------------------------------------------------------------------------------
01-23            Wire Transfer Credit                                                                        3,119.36
                 BOH FUNDS TRANSFER 012304040123000045702
                 8104-F-049-2004
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424               2,973.83
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000441               2,910.58
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                  2,806.85
                 ALA MOANA TICKET TELECHECK 040123 05712517
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424               2,597.79
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                  2,282.43
                 USPS ST. LOUIS CONTRACTS 040123
                 990042880EAOOOO
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000679               1,648.28
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000681               1,560.64
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000679               1,530.30
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000441               1,365.20
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000461               1,307.84
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000422               1,138.41
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000461               1,129.52
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000461               1,106.61
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                  1,097.94
                 HILO PASSENGER 4 TELECHECK 040123 05781604
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000432               1,097.40
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000432               1,090.30
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424               1,027.74
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424               1,000.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                 846.40
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                    787.58
                 KAHULUI PAX NO 4 TELECHECK 040123 05771405
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000442                 692.98
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000881                 616.74
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000679                 572.64
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Nun Teller                                                00000000424                 454.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000006422                 436.19
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                 369.65
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000432                 360.01
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                 341.01
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000601                 328.76
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                 328.18
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                    248.44
                 HILO SALES 636 TELECHECK 040123 05781608
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                 245.25
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000335                 145.08
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                 129.10
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000452                 120.83
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 13 of 22
January 31, 2004                                                                                           0001-042424

Date             Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                     76.60
                 KAUAI PASSENGER TELECHECK 040123 05764731
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                  76.60
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                  75.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                  40.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                  40.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000424                  36.35
----------------------------------------------------------------------------------------------------------------------
01-23            Customer Deposit                                                  00000000444                  30.36
----------------------------------------------------------------------------------------------------------------------
01-23            Customer Deposit                                                  00000000444                  25.00
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                00000000461                  10.00
----------------------------------------------------------------------------------------------------------------------
01-23            ACH Credit                                                                                      5.00
                 JCB1 HI BKC0 DEPST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-23            Deposit Non Teller                                                0000000424                    2.50
----------------------------------------------------------------------------------------------------------------------
01-26            Automatic Transfer                                                                         65,920.24
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-26            Wire Transfer Credit                                                                    1,713,378.27
                 BOH FUNDS TRANSFER 012604 040126000525702
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                              1,387,753.98
                 AMERICAN EXPRESS SETTLEMENT 040126 7992400143
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000335             154,442.17
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000335             121,978.49
----------------------------------------------------------------------------------------------------------------------
01-26            Credit Memo                                                                                79,875.00
----------------------------------------------------------------------------------------------------------------------
01-26            Wire Transfer Credit                                                                       40,000.00
                 BOH FUNDS TRANSFER 012604 040126000971702
----------------------------------------------------------------------------------------------------------------------
01-26            Wire Transfer Credit                                                                       34,035.90
                 BOH FUNDS TRANSFER 012604040126000783702
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                 32,991.55
                 DISCOVER BUS SVC SETTLEMENT 040123 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-26            Wire Transfer Credit                                                                       18,000.00
                 BOH FUNDS TRANSFER 012604 040126001027702
----------------------------------------------------------------------------------------------------------------------
01-26            Wire Transfer Credit                                                                        9,117.36
                 BOH FUNDS TRANSFER 012604 040126000158702
                 04012600010020
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               5,619.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000681               3,975.90
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424               3,841.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441               3,554.98
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               3,388.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               3,374.44
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               3,335.53
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               3,186.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441               2,998.73
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000679               2,780.68
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               2,534.01
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               2,349.09
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000335               2,304.85
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000679               2,016.12
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,975.54
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441               1,803.80

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                    Page 14 of 22
January 31, 2004                                                                                           0001-042424

Date             Description                                                                                 Additions
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,774.30
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441               1,745.43
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441               1,660.35
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,571.12
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000432               1,501.90
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                  1,492.42
                 JCB1 HI BKCD DEPST 200401 0001370758
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000432               1,411.80
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000451               1,389.12
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,368.72
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,305.50
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000335               1,304.58
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,303.99
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000451               1,216.56
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000451               1,209.86
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000679               1,197.79
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000432               1,186.86
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,183.65
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,179.46
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,171.04
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,146.66
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424               1,041.02
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 968.90
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441                 951.60
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                    950.48
                 KONA KEAHOLE STA TELECHECK 040126 05781606
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000432                 935.20
----------------------------------------------------------------------------------------------------------------------
01-20            Deposit Non Teller                                                00000000679                 897.62
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 769.40
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 763.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 745.77
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441                 725.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000451                 680.54
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000432                 636.40
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 632.12
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441                 605.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 589.64
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 559.68
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000432                 547.30
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000452                 533.59
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 508.12
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 446.42
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000442                 438.94
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 435.00
----------------------------------------------------------------------------------------------------------------------
01-25            Deposit Non Teller                                                00000000424                 395.00
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                    376.36
                 KAUAI PASSENGER TELECHECK 040126 05764731
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 372.50
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000451                 370.80
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 318.28
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 296.22
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 15 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000432                 281.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 270.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000441                 270.00
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                    257.28
                 HILO PASSENGER 4 TELECHECK 040126 05781604
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 250.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 225.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 216.64
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 215.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 190.25
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 186.76
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000442                 185.17
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                    177.20
                 ALA MOANA TICKET TELECHECK 040126 05712517
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 164.50
----------------------------------------------------------------------------------------------------------------------
01-213           Deposit Non Teller                                                00000000452                 153.11
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                    100.60
                 JCBI HI BKCD DEPST 200401 0001290808
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                 100.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                  95.60
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000681                  69.62
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                  50.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                  42.50
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                  38.25
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                     34.98
                 HONOLULU STN PAX TELECHECK 040126 05712512
----------------------------------------------------------------------------------------------------------------------
01-26            Customer Deposit                                                  00000000444                  31.52
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                     25.00
                 KAHULUI PAX NO 4 TELECHECK 040126 05771405
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000335                  25.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                  25.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-26            Deposit Non Teller                                                00000000679                  10.00
----------------------------------------------------------------------------------------------------------------------
01-26            ACH Credit                                                                                      5.00
                 JCB1 H1 BKCD DEPST 200401 0001538578
----------------------------------------------------------------------------------------------------------------------
01-25            Customer Deposit                                                  00000000444                   2.50
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000336             649,353.54
----------------------------------------------------------------------------------------------------------------------
01-27            Wire Transfer Credit                                                                      502,601.57
                 BOH FUNDS TRANSFER 012704 040127000461702
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000335             117,928.57
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000335              71,482.43
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                 29,009.85
                 DISCOVER BUS SVC SETTLEMENT 040124 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-27            Credit Memo                                                                                 7,403.10
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000336               5,487.11
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000679               4,954.77
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424               4,535.21
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424               4,412.04
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000422               4,204.65
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461               3,056.65
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424               3,039.42
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 16 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424               2,719.28
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424               2,600.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461               1,968.73
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000441               1,845.26
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461               1,496.64
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000432               1,342.80
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000679               1,340.37
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                  1,279.60
                 ALA MOANA TICKET TELECHECK 040127 05712517
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461               1,276.86
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    970.00
                 KONA KEAHOLE STA TELECHECK 040127 05781606
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000441                 781.27
----------------------------------------------------------------------------------------------------------------------
01-27            ACM Credit                                                                                    772.11
                 HILO PASSENGER 4 TELECHECK 040127 05781604
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461                 690.62
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461                 662.56
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    650.62
                 KAHULUI PAX NO 4 TELECHECK 040127 05771405
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000432                 649.60
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000422                 614.20
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000400422                 604.31
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 592.64
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461                 582.40
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 557.40
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461                 502.67
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    495.60
                 ALA MOANA TICKET TELECHECK 040127 05712516
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000451                 460.80
----------------------------------------------------------------------------------------------------------------------
01-27            Customer Deposit                                                                              453.80
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 415.00
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    384.70
                 KONA KEAHOLE STA TELECHECK 040127 05781606
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 373.30
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 365.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000432                 356.84
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    337.40
                 KAUAI PASSENGER TELECHECK 040127 05764731
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 295.00
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    266.40
                 HILO PASSENGER 4 TELECHECK 040127 05781604
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000422                 262.43
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000461                 259.67
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000442                 256.69
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000441                 255.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000451                 216.60
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 205.00
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    203.20
                 JCBI HI BKCD DEPST 200401 0001484047
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000432                 200.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000422                 198.68

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 17 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    183.60
                 KAHULUI PAX NO 4 TELECHECK 040127 05771405
----------------------------------------------------------------------------------------------------------------------
                 ACH Credit                                                                                    178.20
                 KAUAI PASSENGER TELECHECK 040127 05764731
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000452                 161.25
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                 135.00
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    131.20
                 KAUAI PASSENGER TELECHECK 040127 05764731
----------------------------------------------------------------------------------------------------------------------
01-27            Customer Deposit                                                  00000000445                 125.73
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    125.60
                 HILO PASSENGER 4 TELECHECK 040127 05781604
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                    113.02
                 KAHULUI PAX NO 4 TELECHECK 040127 05771405
----------------------------------------------------------------------------------------------------------------------
01-27            Customer Deposit                                                  00000000445                  50.00
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                     45.01
                 LANAI STATION 44 TELECHECK 040127 05771409
----------------------------------------------------------------------------------------------------------------------
01-27            Depoit Non Teller                                                 00000000424                  45.00
----------------------------------------------------------------------------------------------------------------------
01-27            Depost Non Teller                                                 00000000424                  35.00
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                     25.00
                 HONOLULU STN PAX TELECHECK 040127 05712512
----------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                     25.00
                 KONA KEAHOLE STA TELECHECK 040127 05781606
---------------------------------------------------------------------------------------------------------------------
01-27            ACH Credit                                                                                     25.00
                 JCBI HI BKCD DEPST 200401 0001290782
----------------------------------------------------------------------------------------------------------------------
01-27            Customer Deposit                                                  00000000445                  21.51
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000422                  20.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                  14.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000679                   5.00
----------------------------------------------------------------------------------------------------------------------
01-27            Deposit Non Teller                                                00000000424                   2.50
----------------------------------------------------------------------------------------------------------------------
01-28            Automatic Transfer                                                                         17,011.12
                 TRANSFER FROM CONCENTRATION ACCOUNT 0034036160
----------------------------------------------------------------------------------------------------------------------
01-28            Wire Transfer Credit                                                                    2,750,071.88
                 BOH FUNDS TRANSFER 012804 040128000670702
----------------------------------------------------------------------------------------------------------------------
01-28            Wire Transfer Credit                                                                      587,529.14
                 BOH FUNDS TRANSFER 012804 040128000647702
----------------------------------------------------------------------------------------------------------------------
01-28            Wire Transfer Credit                                                                      518,351.86
                 BOH FUNDS TRANSFER 012804 040120000063702
                 000002164
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000335             114,307.44
----------------------------------------------------------------------------------------------------------------------
01-28            Wire Transfer Credit                                                                       58,806.98
                 BOH FUNDS TRANSFER 012804 040128000385702
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000335              44,789.86
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000681              23,952.54
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000655               9,275.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000679               5,333.61
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424               3,420.02
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000636               2,913.37
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 18 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000441                2,599.40
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non.Teller                                                                           2.528 30
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000636                2,441.69
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000441                2,348.26
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                2,330.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000004424                1,712.02
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000451                1,636.06
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000432                1,451.36
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000336                1,444.81
----------------------------------------------------------------------------------------------------------------------
01-28            ACH Credit                                                                                   1,230.02
                 ALA MOANA TICKET TELECHECK 040128 05712517
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                1,138.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                1,107.61
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000636                1,018.34
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000681                  807.56
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000681                  765.48
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000461                  727.14
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  721.40
----------------------------------------------------------------------------------------------------------------------
61-28            Deposit Non Teller                                                00000000461                  660.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  648.95
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000432                  642.20
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  606.80
----------------------------------------------------------------------------------------------------------------------
01-28            ACH Credit                                                                                     591.40
                 HILO SALES 636 TELECHECK 040128 05781608
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000451                  460.12
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000681                  399.60
----------------------------------------------------------------------------------------------------------------------
01-28            ACH Credit                                                                                     391.38
                 KAHULUI PAX NO 4 TELECHECK 040128 05771405
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000636                  362.40
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  351.61
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000636                  350.70
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000681                  328.22
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000422                  292.04
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  275.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  267.50
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000336                  248.02
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000441                  235.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  205.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  200.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  189.68
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000636                  183.20
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  171.62
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000432                  160.86
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  138.20
----------------------------------------------------------------------------------------------------------------------
01-28            ACH Credit                                                                                      76.60
                 KAUAI PASSENGER TELECHECK 040128 05764731
----------------------------------------------------------------------------------------------------------------------
01-28            ACH Credit                                                                                      76.66
                 HILO PASSENGER 4 TELECHECK 040128 05781604
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                   60.00
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000444                   38.02
----------------------------------------------------------------------------------------------------------------------
01-28            Customer Deposit                                                  00000000444                   30.53
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 19 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  28.68
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000461                  18.40
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-28            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------
01-29            Wire Transfer Credit                                                                    3,374,286.41
                 BOH FUNDS TRANSFER 012904 040129000828702
                 MAIL OF 04101/29
----------------------------------------------------------------------------------------------------------------------
01-29            Wire Transfer Credit                                                                      640,517.49
                 BOH FUNDS TRANSFER 012904 040129000714702
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000335             106,901.77
----------------------------------------------------------------------------------------------------------------------
01-29            ACH Credit                                                                                 97,651.67
                 DISCOVER BUS SVC SETTLEMENT 040128 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000335              55,746.03
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000334              40,000.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000681              15,885.31
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000441               6,201.28
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000335               4,123.11
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000461               3,385.18
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424               3,328.37
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424               2,877.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424               2,671.66
----------------------------------------------------------------------------------------------------------------------
01-29            ACH Credit                                                                                  1,954.20
                 ALA MOANA TICKET TELECHECK 040129 05712517
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000422               1,778.47
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000461               1,704.86
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000432               1,539.11
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                                          1,533.42
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000451               1,471.68
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000442               1,371.34
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000441               1,345.94
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000679               1,307.61
----------------------------------------------------------------------------------------------------------------------
01-29            ACH Credit                                                                                    935.20
                 HILO PASSENGER 4 TELECHECK 040129 05781604
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 902.01
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 746.50
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 707.60
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000335                 600.57
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000422                 534.05
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000461                 520.45
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000441                 490.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 488.86
----------------------------------------------------------------------------------------------------------------------
01-29            ATM Deposit                                                       00000000424                 468.99
----------------------------------------------------------------------------------------------------------------------
01-29 .          Deposit Non Teller                                                00000000681                 406.65
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000432                 403.01
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 360.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 283.00
----------------------------------------------------------------------------------------------------------------------
01-29            Depoosit Non Teller                                               00000000452                 281.43
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 227.34
----------------------------------------------------------------------------------------------------------------------
01-29            ACH Credit                                                                                    201.20
                 JCB1 H1 BKCD DEPST 200401 0001290923

[LOGO OMITTED]

HAWAIIAN AIRLINES INC                                                                                   Page 20 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-29            ACH Credit                                                                                    153.20
                 KAHULUI PAX NO 4 TELECHECK 040129 05771405
----------------------------------------------------------------------------------------------------------------------
01-29            ATM Deposit                                                       00000000424                 150.06
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 142.36
----------------------------------------------------------------------------------------------------------------------
01-29            Dei:~asit Non .Teller                                             00000000442                 141.86
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 131.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                 130.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                  90.00
----------------------------------------------------------------------------------------------------------------------
01-29            ACM Credit                                                                                     85.00
                 HILO SALES 636 TELECHECK 040129 05781808
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000424                  75.00
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000432                  63.67
----------------------------------------------------------------------------------------------------------------------
01-29            Customer Deposit                                                  00000000444                  60.32
----------------------------------------------------------------------------------------------------------------------
01-29            Deposit Non Teller                                                00000000452                  56.80
----------------------------------------------------------------------------------------------------------------------
01-29            ACH Credit                                                                                     25.00
                 KAUAI PASSENGER TELECHECK 040129 05764731
----------------------------------------------------------------------------------------------------------------------
01-30            Automatic Transfer                                                                        85,246.338
                 TRANSFER FROM CONCENTRATION ACCOUNT
                 0034036160
----------------------------------------------------------------------------------------------------------------------
01-30            Wire Transfer Credit                                                                      686,704.67
                 BOH FUNDS TRANSFER 013004 040130000871702
----------------------------------------------------------------------------------------------------------------------
01-30            Wire Transfer Credit                                                                      375,409.23
                 BOH FUNDS TRANSFER 013004 040130000088702
                 000002191
----------------------------------------------------------------------------------------------------------------------
01-30            Wire Transfer Credit                                                                      325,000.00
                 BOH FUNDS TRANSFER 013004 040130001130702
----------------------------------------------------------------------------------------------------------------------
01-30            ACH Credit                                                                                 37,533.26
                 DISCOVER BUS SVC SETTLEMENT 040129 601101601001736
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000335              31,461.02
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000336              26,645.92
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000335              15,934.39
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000681              12,118.46
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000655               7,553.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               6,587.73
----------------------------------------------------------------------------------------------------------------------
01-30            Wire Transfer Credit                                                                        6,478.28
                 BOH FUNDS TRANSFER 013004 040129002113702
                 MP21285340405588
----------------------------------------------------------------------------------------------------------------------
01-30            ACH Credit                                                                                  4,552.50
                 USPS ST. LOUIS CONTRACTS 040130
----------------------------------------------------------------------------------------------------------------------
                 990042880EA0000
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               3,065.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000432               2,689.12
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000441               2,570.46
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               2,513.54
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000652               2,508.50
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000441               2,236.40
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               1,927.20
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000461               1,742.26
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000461               1.727.80
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               1,713.76
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000335               1,392.03

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 21 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               1,209.08
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000679               1,121.60
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424               1,112.69
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000461               1.105.92
----------------------------------------------------------------------------------------------------------------------
01-30            ACM Credit                                                                                  1,096.74
                 HILO PASSENGER 4 TELECHECK 040130 05781604
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 981.29
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000451                 953.02
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000432                 922.60
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000336                 790.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 773.52
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000451                 760.73
----------------------------------------------------------------------------------------------------------------------
01-30            ACH Credit                                                                                    727.76
                 ALA MOANA TICKET TELECHECK 040130 05712517
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000422                 707.10
----------------------------------------------------------------------------------------------------------------------
01-30            ACH Credit                                                                                    657.40
                 KAHULUI PAX NO 4 TELECHECK 040130 05771405
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000451                 657.20
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000442                 611.17
----------------------------------------------------------------------------------------------------------------------
01-30            ACH Credit                                                                                    584.20
                 KAUAI PASSENGER TELECHECK 040130 05764731
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000461                 581.38
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000681                 575.30
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000422                 556.42
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000441                 540.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000461                 538.98
----------------------------------------------------------------------------------------------------------------------
01-30            Wire Transfer Credit                                                                          501.52
                 BOM FUNDS TRANSFER 013004 040130000261702
                 ARC 173
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000461                 425.80
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 412.18
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000335                 383.62
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000681                 328.18
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000681                 327.46
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000681                 273.54
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 259.05
----------------------------------------------------------------------------------------------------------------------
01-30            ACH Credit                                                                                    213.20
                 KONA KEAHOLE STA TELECHECK 040130 05781606
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 210.00
----------------------------------------------------------------------------------------------------------------------
01-30            Customer Deposit                                                  00000000445                 207.43
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000679                 156.58
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000679                 153.20
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000432                 128.48
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 108.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000336                 100.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                 100.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000336                 100.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                  80.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                  25.50
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Adjustment                                                00000000424                  20.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000424                  15.00
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED]


HAWAIIAN AIRLINES INC                                                                                   Page 22 of 22
January 31, 2004                                                                                          0001-042424

Date             Description                                                                                Additions
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00000000336                   15.00
----------------------------------------------------------------------------------------------------------------------
01-30            Deposit Non Teller                                                00040000336                   15.00
----------------------------------------------------------------------------------------------------------------------

[LOGO OMITTED] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
 This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $
                                                                  ------------

     Add deposits and transfers to this account; not yet reflected on this statement:
         $                 $
          ---------------   ---------------
         $                 $
          ---------------   ---------------
         $                 $                                  +) $
          ---------------   ---------------                       ------------

     Sub-Total:                                               =  $
                                                                  ------------

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $                 $                 $
          ---------------   ---------------   ---------------
         $                 $                 $
          ---------------   ---------------   ---------------
         $                 $                 $                -) $
          ---------------   ---------------   ---------------     ------------

     Current Account Balance (For checking accounts, this amount should
     equal your checkbook register balance.)                  =  $
                                                                  ------------
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                     [LOGO OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-718 (7-2003)                                                        LENDER

[LOGO OMITTED]                                     Statement of Account

Last statement:  December 31, 2003                 Account: 0001-028588
This statement:  January 15, 2004                  Page 1 of 15
Total days in statement period:  15                Number of Enclosures: (708)

                                                   Direct inquiries to:
                                                   888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                    BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                       P.O. BOX 2900
HONOLULU HI 96820                                  HONOLULU HI 96846

------------------------------------------------------------------------------

Business Cash Advantage

      Account number                                      0001-028588      Beginning balance                 $2,869,265.00
      Enclosures                                                  708      Total additions                   73,580,275.33
      Low balance                                       $2,467,798.00      Total subtractions                73,887,348.33
                                                                                                             -------------
      Average balance                                   $2,708,236.67      Ending balance                    $2,562,192.00

CHECKS

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     191462 (12/19)            01-02                 857.33          190937 *                 01-13                 142.67
     ------------------------------------------------------          -----------------------------------------------------
                               01-13          20,000,000.00          190952 *                 01-14                 171.38
     ------------------------------------------------------          -----------------------------------------------------
     184011                    01-09                  26.00          190966 *                 01-13              59,194.63
     ------------------------------------------------------          -----------------------------------------------------
     188171 *                  01-12                 216.00          191048 *                 01-02                 556,22
     ------------------------------------------------------          -----------------------------------------------------
     189089 *                  01-08                 934.72          191089 *                 01-02                 918.00
     ------------------------------------------------------          -----------------------------------------------------
     189343 *                  01-06               8,898.00          191139 *                 01-07               1,126.56
     ------------------------------------------------------          -----------------------------------------------------
     189447 *                  01-12                 216.00          191146 *                 01-06                 250.00
     ------------------------------------------------------          -----------------------------------------------------
     189475 *                  01-02                  13.00          191205 *                 01-06                 604.80
     ------------------------------------------------------          -----------------------------------------------------
     190016 *                  01-02                 190.42          191209 *                 01-15                  32.40
     ------------------------------------------------------          -----------------------------------------------------
     190088 *                  01-05               9,266.99          191210                   01-08                 172.80
     ------------------------------------------------------          -----------------------------------------------------
     190125 *                  01-09                  26.00          191211                   01-13                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190216 *                  01-09                 135.72          191217 *                 01-13                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190224 *                  01-06               1,484.34          191219                   01-12                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190225                    01-06               1,118.52          191223 *                 01-12                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190229 *                  01-09                  52.00          191224                   01-09                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190232                    01-06                  13.00          191226 *                 01-15                 259.20
     ------------------------------------------------------          -----------------------------------------------------
     190351 *                  01-05                  42.00          191231 *                 01-13                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190392 *                  01-02                 330.67          191232                   01-13                  86.40
     ------------------------------------------------------          -----------------------------------------------------
     190498 *                  01-13                 177.04          191240 *                 01-02                  43.20
     ------------------------------------------------------          -----------------------------------------------------
     190564 *                  01-12                  12.23          191244 *                 01-05                 493.98
     ------------------------------------------------------          -----------------------------------------------------
     190783 *                  01-05              17,595.00          191256 *                 01-05                  56.00
     ------------------------------------------------------          -----------------------------------------------------
     190804 *                  01-02                  55.00          191262 *                 01-09                  73.75
     ------------------------------------------------------          -----------------------------------------------------
     190830 *                  01-05                 201.85          191283 *                 01-08                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     190885 *                  01-06                 224.33          191288 *                 01-02                 150.00
     ------------------------------------------------------          -----------------------------------------------------
     190886                    01-06                 224.33          191290 *                 01-12                  46.04
     ------------------------------------------------------          -----------------------------------------------------
     190887                    01-0                  245.23          191296 *                 01-09                  35.91
     ------------------------------------------------------          -----------------------------------------------------
     190888                    01-06                 224.33          191314 *                 01-12                  45.50
     ------------------------------------------------------          -----------------------------------------------------
     190892 *                  01-02               6,720.00          191317 *                 01-07                  37.44
     ------------------------------------------------------          -----------------------------------------------------
     190931 *                  01-02              10,029.99          191318                   01-06                  20.24
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 2 of 15
     January 15, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     191322 *                  01-07                 321.94          191659 *                 01-06                 526.56
     ------------------------------------------------------          -----------------------------------------------------
     191325 *                  01-06                 399.62          191666 *                 01-06                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     191326                    01-06                  74.78          191688 *                 01-05                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     191327                    01-06                 426.19          191669                   01-02                 341.02
     ------------------------------------------------------          -----------------------------------------------------
     191368 *                  01-02                 442.00          191672 *                 01-14                   7.36
     ------------------------------------------------------          -----------------------------------------------------
     191382 *                  01-05               1,251.84          191673                   01-13                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     191386 *                  01-06                 166.78          1,91674                  01-07                 117.58
     ------------------------------------------------------          -----------------------------------------------------
     191414 *                  01-02               3,389.33          191679 *                 01-02                  10,41
     ------------------------------------------------------          -----------------------------------------------------
     191424.*                  01-06               1,837.50          191680                   01-09                  81.46
     ------------------------------------------------------          -----------------------------------------------------
     191429                    01-07                 150.00          191684 *                 01-05               1,500.00
     ------------------------------------------------------          -----------------------------------------------------
     191441 *                  01-07               1,294.95          191685                   01-02               4,007.00
     ------------------------------------------------------          -----------------------------------------------------
     191452 *                  01-08                 922.71          191686                   01-09                 562.90
     ------------------------------------------------------          -----------------------------------------------------
     191454 *                  01-02                 423.53          191687                   01-05                 280.95
     ------------------------------------------------------          -----------------------------------------------------
     191455                    01-02               1,129.93          191690 *                 01-08               2,359.43
     ------------------------------------------------------          -----------------------------------------------------
     191463 *                  01-12                 292.47          191694 *                 01-02                 125.00
     ------------------------------------------------------          -----------------------------------------------------
     191472 *                  01-02                 546.00          191696 *                 01-05                 284.86
     ------------------------------------------------------          -----------------------------------------------------
     191500 *                  01-07               2,273.68          191699 *                 01-05                 230.74
     ------------------------------------------------------          -----------------------------------------------------
     191522 *                  01-06                 833.32          191702 *                 01-02               3,279.00
     ------------------------------------------------------          -----------------------------------------------------
     191525 *                  01-12                  32.00          191704 *                 01-02                 328.95
     ------------------------------------------------------          -----------------------------------------------------
     191560 *                  01-02               5,725.72          191706 *                 01-15                 583.30
     ------------------------------------------------------          -----------------------------------------------------
     191563 *                  01-07              13,294.89          191708 *                 01-05                 130.94
     ------------------------------------------------------          -----------------------------------------------------
     191570 *                  01-02               1,832.00          191710 *                 01-06               1,286.40
     ------------------------------------------------------          -----------------------------------------------------
     191572 *                  01-12                  20.28          191711                   01-12                 220.00
     ------------------------------------------------------          -----------------------------------------------------
     191577 *                  01-06                 110.00          191713 *                 01-02                 518.00
     ------------------------------------------------------          -----------------------------------------------------
     191580 *                  01-02                  52.50          191714                   01-02              12,036.00
     ------------------------------------------------------          -----------------------------------------------------
     191592 *                  01-12                 123.68          191716 *                 01-12                 123.76
     ------------------------------------------------------          -----------------------------------------------------
     191596 *                  01-07               4,649.20          191717                   01-08               2,490.00
     ------------------------------------------------------          -----------------------------------------------------
     191597                    01-06                 381.06          191720 *                 01-02                 930.60
     ------------------------------------------------------          -----------------------------------------------------
     191598                    01-06                 142.06          191723 *                 01-02                  73.15
     ------------------------------------------------------          -----------------------------------------------------
     191599                    01-06               2,163.20          191732 *                 01-02                 164.60
     ------------------------------------------------------          -----------------------------------------------------
     191602 *                  01-05              14,000.00          191734 *                 01-02                 100.00
     ------------------------------------------------------          -----------------------------------------------------
     191603                    01-08                 213.54          191735 *                 01-14                 148.98
     ------------------------------------------------------          -----------------------------------------------------
     191606 *                  01-12                 255.88          191740 *                 01-05               4,370.34
     ------------------------------------------------------          -----------------------------------------------------
     191607                    01-06                  34.77          191742 *                 01-05                  25.45
     ------------------------------------------------------          -----------------------------------------------------
     191608                    01-09                 286.39          191744 *                 01-06                 485.50
     ------------------------------------------------------          -----------------------------------------------------
     191609                    01-08                  40.00          191746 *                 01-02                 100.44
     ------------------------------------------------------          -----------------------------------------------------
     191610                    01-08                  30.00          191748 *                 01-02               1,146.06
     ------------------------------------------------------          -----------------------------------------------------
     191611                    01-08                  13.10          191750 *                 01-02                 646.77
     ------------------------------------------------------          -----------------------------------------------------
     191612                    01-02                 423.00          191751                   01-05                 141.51
     ------------------------------------------------------          -----------------------------------------------------
     191614 *                  01-02                 290.21          191752                   01-05                  24.33
     ------------------------------------------------------          -----------------------------------------------------
     191615                    01-05                  20.00          191766 *                 01-05                 879.00
     ------------------------------------------------------          -----------------------------------------------------
     191623 *                  01-06                  64.20          191758 *                 01-12                 501.95
     ------------------------------------------------------          -----------------------------------------------------
     191624                    01-02                 784.77          191761 *                 01-02                 929.00
     ------------------------------------------------------          -----------------------------------------------------
     191626 *                  01-02               1,876.28          191763 *                 01-06                   8.59
     ------------------------------------------------------          -----------------------------------------------------
     191628 *                  01-02                 450.00          191764                   01-06                 429.69
     ------------------------------------------------------          -----------------------------------------------------
     191634 *                  01-05                  35.88          191767 *                 01-02                 621.60
     ------------------------------------------------------          -----------------------------------------------------
     191636 *                  01-02                  50.93          191781 *                 01-06                 540.40
     ------------------------------------------------------          -----------------------------------------------------
     191638 *                  01-09                 142.00          191784 *                 01-05                 665.50
     ------------------------------------------------------          -----------------------------------------------------
     191640 *                  01-09                  42.00          191787 *                 01-02               1,029.00
     ------------------------------------------------------          -----------------------------------------------------
     191643 *                  01-14                  44.41          191790 *                 01-05               1,018.86
     ------------------------------------------------------          -----------------------------------------------------
     191650 *                  01-12              62,546.82          191792 *                 01-07                 215.39
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 3 of 15
     January 15, 2004                                                                                        0001-028588


     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     191795 *                  01-05                 100.00          191903 *                 01-02               6.000.00
     ------------------------------------------------------          -----------------------------------------------------
     191796                    01-02               2,171.30          191905 *                 01-08               6,340.50
     ------------------------------------------------------          -----------------------------------------------------
     191797                    01-02               3,096.00          191907 *                 01-02              40,957.45
     ------------------------------------------------------          -----------------------------------------------------
     191799 *                  01-05                  14.00          191908                   01-02               9,278.42
     ------------------------------------------------------          -----------------------------------------------------
     191812 *                  01-05                 988.00          191912 *                 01-02              71,163.27
     ------------------------------------------------------          -----------------------------------------------------
     191814 *                  01-02                  16.00          191916 *                 01-07              15,624.90
     ------------------------------------------------------          -----------------------------------------------------
     191816 *                  01-05                 371.33          191918 *                 01-02              29,922.00
     ------------------------------------------------------          -----------------------------------------------------
     191817                    01-02               3,939.75          191927 *                 01-02               7,575.17
     ------------------------------------------------------          -----------------------------------------------------
     191818                    01-02                 532.05          191936 *                 01-05               6,487.41
     ------------------------------------------------------          -----------------------------------------------------
     191819                    01-02               1,426.71          101938 *                 01-02               6,048.00
     ------------------------------------------------------          -----------------------------------------------------
     191820                    01-05                 146.94          191939                   01-05              10,416.66
     ------------------------------------------------------          -----------------------------------------------------
     191821                    01-05               1,234.16          191941 *                 01-06               7.623.00
     ------------------------------------------------------          -----------------------------------------------------
     191822                    01-05                 189.50          191942                   01-02               6,205.91
     ------------------------------------------------------          -----------------------------------------------------
     191823                    01-05               1,048.82          191944 *                 01-06               6,753.55
     ------------------------------------------------------          -----------------------------------------------------
     191828 *                  01-05                 105.00          191946 *                 01-02              41,515.00
     ------------------------------------------------------          -----------------------------------------------------
     191829                    01-06                 160.37          191949 *                 01-09                  13.92
     ------------------------------------------------------          -----------------------------------------------------
     191830                    01-08                 855.95          191952 *                 01-02                 402.06
     ------------------------------------------------------          -----------------------------------------------------
     191837 *                  01-05                 122.58          191955 *                 01-05                 170.58
     ------------------------------------------------------          -----------------------------------------------------
     191840 *                  01-02                  43.71          191957 *                 01-12                  26.30
     ------------------------------------------------------          -----------------------------------------------------
     191841                    01-02                 366.69          191958                   01-07                  83.10
     ------------------------------------------------------          -----------------------------------------------------
     191843 *                  01-05                  71.61          191959                   01-02               4,080.00
     ------------------------------------------------------          -----------------------------------------------------
     191845 *                  01-05               1,000.00          191962 *                 01-02                 856.00
     ------------------------------------------------------          -----------------------------------------------------
     191846                    01-06               5,000.00          191963                   01-09                  30.00
     ------------------------------------------------------          -----------------------------------------------------
     191848 *                  01-02                  11.00          191964                   01-05             440,505.33
     ------------------------------------------------------          -----------------------------------------------------
     191849                    01-05               1,824.12          191966 *                 01-07              25,924.10
     ------------------------------------------------------          -----------------------------------------------------
     191851 *                  01-05                  90.10          191968 *                 01-05              42,517.52
     ------------------------------------------------------          -----------------------------------------------------
     191853 *                  01-08               4,676.12          191969                   01-08                 125.99
     ------------------------------------------------------          -----------------------------------------------------
     191854                    01-07                 409.00          191970                   01-07               7,722.56
     ------------------------------------------------------          -----------------------------------------------------
     191855                    01-02                 617.92          191971                   01-06                  50.00
     ------------------------------------------------------          -----------------------------------------------------
     191857 *                  01-02                 100.50          191972                   01-07                 944.00
     ------------------------------------------------------          -----------------------------------------------------
     191861 *                  01-02                 141.00          191974 *                 01-02                 360.00
     ------------------------------------------------------          -----------------------------------------------------
     191865 *                  01-07               3,750.00          191984 *                 01-09                 340.00
     ------------------------------------------------------          -----------------------------------------------------
     191867 *                  01-02                 322.18          191985                   01-07               1,045.52
     ------------------------------------------------------          -----------------------------------------------------
     191868                    01-07               3,000.00          191986                   01-08                 122.58
     ------------------------------------------------------          -----------------------------------------------------
     191871                    01-05                 195.00          191987                   01-06                 499.97
     ------------------------------------------------------          -----------------------------------------------------
     191872                    01-07                 352.00          191988                   01-05                 931.97
     ------------------------------------------------------          -----------------------------------------------------
     191874 *                  01-02                 551.26          191990 _                 01-06                 122.40
     ------------------------------------------------------          -----------------------------------------------------
     191877 *                  01-02                 149.75          191992 *                 01-07                 203.75
     ------------------------------------------------------          -----------------------------------------------------
     191880 *                  01-02               4,665.58          191993                   01-07                 695.11
     ------------------------------------------------------          -----------------------------------------------------
     191881                    01-08               1,305.00          191994                   01-12                  94.57
     ------------------------------------------------------          -----------------------------------------------------
     191883 *                  01-09                 100.00          191997 *                 01-06                  66.24
     ------------------------------------------------------          -----------------------------------------------------
     191885 *                  01-06                 100.00          191998                   01-07               3,165.48
     ------------------------------------------------------          -----------------------------------------------------
     191886                    01-05                  60.00          191999                   01-07             164,700.00
     ------------------------------------------------------          -----------------------------------------------------
     191887                    01-13                 100.00          192000                   01-08             521,454.00
     ------------------------------------------------------          -----------------------------------------------------
     191888                    01-12                 100.00          192001                   01-02                  89.28
     ------------------------------------------------------          -----------------------------------------------------
     191989                    01-08                 100.00          192003 *                 01-12                 130.50
     ------------------------------------------------------          -----------------------------------------------------
     191890                    01-06                 100.00          192004                   01-08               1,530.00
     ------------------------------------------------------          -----------------------------------------------------
     191891                    01-12                 100.00          192005                   01-07               6,700.00
     ------------------------------------------------------          -----------------------------------------------------
     191892                    01-09                 100.00          192006                   01-06                 533.06
     ------------------------------------------------------          -----------------------------------------------------
     191893                    01-07                 100.00          192007                   01-05               3,341.30
     ------------------------------------------------------          -----------------------------------------------------
     191896 *                  01-05              23,220.00          192008                   01-07                 254.22
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 4 of 15
     January 15, 2004                                                                                        0001-028588


     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192009                    01-12                  82.19          192064                   01-14                 222.40
     ------------------------------------------------------          -----------------------------------------------------
     192010                    01-07                 749.60          192065                   01-08                4400.00
     ------------------------------------------------------          -----------------------------------------------------
     192011                    01-15                 462.39          192066                   01-06                 851.20
     ------------------------------------------------------          -----------------------------------------------------
     192012                    01-05               2,612.00          192068                   01-06               3,325.65
     ------------------------------------------------------          -----------------------------------------------------
     192013                    01-06               2,720.00          192069                   01-08                 829.24
     ------------------------------------------------------          -----------------------------------------------------
     192014                    01-06               2,498.84          192070                   01-13                  97.45
     ------------------------------------------------------          -----------------------------------------------------
     192015                    01-05                  18.78          192071                   01-09                 520.83
     ------------------------------------------------------          -----------------------------------------------------
     192016                    01-06                 890.83          192072                   01-08                 477.92
     ------------------------------------------------------          -----------------------------------------------------
     192017                    01-06                 238.44          192073                   01-12                 450.00
     ------------------------------------------------------          -----------------------------------------------------
     192018                    01-07                 906.51          192074                   01-06               3,221.18
     ------------------------------------------------------          -----------------------------------------------------
     192019                    01-08                 928.39          192075                   01-09               3,144.15
     ------------------------------------------------------          -----------------------------------------------------
     192020                    01-07                   8.64          192078 *                 01-14                  35.00
     ------------------------------------------------------          -----------------------------------------------------
     192021                    01-06                  88.53          192080 *                 01-06                  70.33
     ------------------------------------------------------          -----------------------------------------------------
     192022                    01-06                  50.16          192082 *                 01-06                 620.08
     ------------------------------------------------------          -----------------------------------------------------
     192023                    01-08                  40.00          192083                   01-13                 216.06
     ------------------------------------------------------          -----------------------------------------------------
     192024                    01-15               1,461.60          192085 *                 01-05                 388.24
     ------------------------------------------------------          -----------------------------------------------------
     192025                    01-06               1,062.31          192086                   01-05                 315.54
     ------------------------------------------------------          -----------------------------------------------------
     192026                    01-05                 415.62          192087                   01-08               4,264.94
     ------------------------------------------------------          -----------------------------------------------------
     192027                    01-08                 644.64          192088                   01-09                 755.16
     ------------------------------------------------------          -----------------------------------------------------
     192028                    01-06                 520.30          192089                   01-09                 504.13
     ------------------------------------------------------          -----------------------------------------------------
     192029                    01-08                 490.59          192090                   01-07               1,575.00
     ------------------------------------------------------          -----------------------------------------------------
     192030                    01-06                  58.00          192091                   01-09                 159.21
     ------------------------------------------------------          -----------------------------------------------------
     192031                    01-08                  91.45          192092                   01-09                 151.00
     ------------------------------------------------------          -----------------------------------------------------
     192032                    01-07                 272.28          192093                   01-13                  77.08
     ------------------------------------------------------          -----------------------------------------------------
     192033                    01-06               1,832.00          192094                   01-06                 130.52
     ------------------------------------------------------          -----------------------------------------------------
     192035 *                  01-07                 707.41          192095                   01-07                 593.05
     ------------------------------------------------------          -----------------------------------------------------
     192036                    01-12                 100.00          192096                   01-05               3,854.14
     ------------------------------------------------------          -----------------------------------------------------
     192037                    01-06               2,156.00          192097                   01-07                  48.58
     ------------------------------------------------------          -----------------------------------------------------
     192038                    01-14               1,169.64          192098                   01-12                 160.58
     ------------------------------------------------------          -----------------------------------------------------
     192040 *                  01-12                 118.07          192099                   01-08                 258.71
     ------------------------------------------------------          -----------------------------------------------------
     192043 *                  01-08                 690.66          192100                   01-09                 852.68
     ------------------------------------------------------          -----------------------------------------------------
     192044                    01-06                  28.21          192101                   01-06               1,107.23
     ------------------------------------------------------          -----------------------------------------------------
     192045                    01-06                 295.20          192103                   01-07                 260.00
     ------------------------------------------------------          -----------------------------------------------------
     192046                    01-05                 792.64          192104                   01-06                  45.83
     ------------------------------------------------------          -----------------------------------------------------
     192047                    01-06                 152.74          192105                   01-06                  34.08
     ------------------------------------------------------          -----------------------------------------------------
     192048                    01-05                 537.00          192106                   01-06                 558.00
     ------------------------------------------------------          -----------------------------------------------------
     192049                    01-08                 337.94          192107                   01-14                 119.79
     ------------------------------------------------------          -----------------------------------------------------
     192050                    01-07               2,340.98          192108                   01-07                 490.62
     ------------------------------------------------------          -----------------------------------------------------
     192051                    01-05                 536.35          192109                   01-07               3,175.67
     ------------------------------------------------------          -----------------------------------------------------
     192052                    01-06                 107.24          192110                   01-07                 428.56
     ------------------------------------------------------          -----------------------------------------------------
     192053                    01-06                  36.41          192111                   01-06               4,005.75
     ------------------------------------------------------          -----------------------------------------------------
     192054                    01-08                  53.53          192112                   01-08               3,433.96
     ------------------------------------------------------          -----------------------------------------------------
     192055                    01-08                 377.49          192113                   01-05                  41.67
     ------------------------------------------------------          -----------------------------------------------------
     192056                    01-06                 171.08          192114                   01-07                 161.25
     ------------------------------------------------------          -----------------------------------------------------
     192057                    01-08                 721.60          192116 *                 01-09                  99.65
     ------------------------------------------------------          -----------------------------------------------------
     192058                    01-08                  40.00          192117                   01-07                 176.88
     ------------------------------------------------------          -----------------------------------------------------
     192069                    01-08               3,141.00          192119 *                 01-08               5,000.00
     ------------------------------------------------------          -----------------------------------------------------
     192060                    01-12                 270.36          192120                   01-07                 482.18
     ------------------------------------------------------          -----------------------------------------------------
     192061                    01-08                 599.40          192121                   01-06               2,668.73
     ------------------------------------------------------          -----------------------------------------------------
     192062                    01-08                 226.95          192122                   01-08               1,050,00
     ------------------------------------------------------          -----------------------------------------------------
     192063                    01-07               7,660.44          192123                   01-08                 624.00
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 5 of 15
     January 15, 2004                                                                                        0001-028588


     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192124                    01-15               2,000.00          192185                   01-06              10,409.48
     ------------------------------------------------------          -----------------------------------------------------
     192125                    01-09                  24.48          192186                   01-07              11,134.88
     ------------------------------------------------------          -----------------------------------------------------
     192126                    01-05                 485.94          192187                   01-12               5,054.13
     ------------------------------------------------------          -----------------------------------------------------
     192127                    01-08               3,992.71          192188                   01-08              16,862.75
     ------------------------------------------------------          -----------------------------------------------------
     192128                    01-12               3,500.00          192189                   01-08              35,758.80
     ------------------------------------------------------          -----------------------------------------------------
     192129                    01-05               3,719.11          192190                   01-06              73,255.00
     ------------------------------------------------------          -----------------------------------------------------
     192130                    01-12               1,925.46          192191                   01-08              39,142.50
     ------------------------------------------------------          -----------------------------------------------------
     192131                    01-08               3,370.80          192192                   01-08              54,000.00
     ------------------------------------------------------          -----------------------------------------------------
     192132                    01-08               1,501.12          192193                   01-08              19,700.00
     ------------------------------------------------------          -----------------------------------------------------
     192133                    01-14               2,242.60          192194                   01-09                 440.95
     ------------------------------------------------------          -----------------------------------------------------
     192134                    01-06                 977.37          192195                   01-07               1,747.57
     ------------------------------------------------------          -----------------------------------------------------
     192135                    01-14                  29.00          192196                   01-07                  99.87
     ------------------------------------------------------          -----------------------------------------------------
     192137 *                  01-08                 277.75          192197                   01-08                 639.00
     ------------------------------------------------------          -----------------------------------------------------
     192138                    01-07                 149.79          192198                   01-06                 213.88
     ------------------------------------------------------          -----------------------------------------------------
     192139                    01-08               1,611.41          192200 *                 01-09               2,097.00
     ------------------------------------------------------          -----------------------------------------------------
     192140                    01-13                 110.00          192201                   01-06               3,827.88
     ------------------------------------------------------          -----------------------------------------------------
     192141                    01-07                  75.75          192202                   0.1-06              3,490.40
     ------------------------------------------------------          -----------------------------------------------------
     192142                    01-09                 590.50          1.92203                  01-09                 513.91
     ------------------------------------------------------          -----------------------------------------------------
     192144 *                  01-07                 490.19          192204                   01-12                 204.80
     ------------------------------------------------------          -----------------------------------------------------
     192145                    01-12                 208.32          192205                   01-09              65,000.00
     ------------------------------------------------------          -----------------------------------------------------
     192146                    01-09                 108.18          192206                   01-08             803,077.00
     ------------------------------------------------------          -----------------------------------------------------
     192147                    01-06                 164.43          192207                   01-06                 226.44
     ------------------------------------------------------          -----------------------------------------------------
     192148                    01-07                 120.00          192213 *                 01-07                  27.88
     ------------------------------------------------------          -----------------------------------------------------
     192149                    01-07                 363.57          192214                   01-09                 108.61
     ------------------------------------------------------          -----------------------------------------------------
     192150                    01-05                 917.80          192215                   01-14                 291.71
     ------------------------------------------------------          -----------------------------------------------------
     192151                    01-09               1,205.13          192217 *                 01-09                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     192153 *                  01-14               3,905.52          192218                   01-13                  46.71
     ------------------------------------------------------          -----------------------------------------------------
     192154                    01-06                 731.13          192220 *                 01-14                  50.00
     ------------------------------------------------------          -----------------------------------------------------
     192155                    01-13                 870.00          192221                   01-09                 494.41
     ------------------------------------------------------          -----------------------------------------------------
     192156                    01-12                  33.85          192223 *                 01-08              10,924.06
     ------------------------------------------------------          -----------------------------------------------------
     192157                    01-06              10,583.45          192224                   01-07                 165.00
     ------------------------------------------------------          -----------------------------------------------------
     192158                    01-07              22,620.00          192226 *                 01-14                  90.00
     ------------------------------------------------------          -----------------------------------------------------
     192159                    01-07              28,061.63          192227                   01-14                 547.77
     ------------------------------------------------------          -----------------------------------------------------
     192161 *                  01-06               5,101.58          192228                   01-07                 128.78
     ------------------------------------------------------          -----------------------------------------------------
     192162                    01-06              10,178.28          192229                   01-09                  92.99
     ------------------------------------------------------          -----------------------------------------------------
     192164 *                  01-06              11,492.04          192230                   01-14                 556.32
     ------------------------------------------------------          -----------------------------------------------------
     192165                    01-09              43,037.16          192232 *                 01-14                 989.19
     ------------------------------------------------------          -----------------------------------------------------
     192166                    01-06             121,052.26          192233                   01-12                 650.00
     ------------------------------------------------------          -----------------------------------------------------
     192167                    01-12              16,854,45          192236 *                 01-14                 428.98
     ------------------------------------------------------          -----------------------------------------------------
     192168                    01-06              19,539.78          192237                   01-14                 450.00
     ------------------------------------------------------          -----------------------------------------------------
     192169                    01-07              11,340.00          192238                   01-08                 613.67
     ------------------------------------------------------          -----------------------------------------------------
     192170                    01-07              47,814.47          192239                   01-08                 177.52
     ------------------------------------------------------          -----------------------------------------------------
     192172 *                  01-05              21,958.28          192241 *                 01-12                 175.00
     ------------------------------------------------------          -----------------------------------------------------
     192177 *                  01-07               6,704.86          192242                   01-13                 724.03
     ------------------------------------------------------          -----------------------------------------------------
     192178                    01-09              29,430.00          192244 *                 01-15                 166.88
     ------------------------------------------------------          -----------------------------------------------------
     192179                    01-06               5,418.65          192246 *                 01-07                  52.17
     ------------------------------------------------------          -----------------------------------------------------
     192180                    01-07               8,912.00          192247                   01-12                  50.93
     ------------------------------------------------------          -----------------------------------------------------
     192181                    01-09              25,000.00          192248                   01-09                 116.05
     ------------------------------------------------------          -----------------------------------------------------
     192182                    01-07               6,049.79          192250 *                 01-09                 159.35
     ------------------------------------------------------          -----------------------------------------------------
     192183                    01-12              10 545.00          192251                   01-08                 230.00
     ------------------------------------------------------          -----------------------------------------------------
     192184                    01-07              10,416.66          192254 *                 01-08                 208.06
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 6 of 15
     January 15, 2004                                                                                        0001-028588


     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192255                    01-14                 469.60          192341 *                 01-15                  48.26
     ------------------------------------------------------          -----------------------------------------------------
     192257 *                  01-15                 121.75          192345 *                 01-15                 547.25
     ------------------------------------------------------          -----------------------------------------------------
     192258                    01-09                 312.96          192349 *                 01-12                  77.22
     ------------------------------------------------------          -----------------------------------------------------
     192259                    01-09              23,811.83          192351 *                 01-16               1,044.93
     ------------------------------------------------------          -----------------------------------------------------
     192263 *                  01-13               4,366.00          192352                   01-13               1,100.00
     ------------------------------------------------------          -----------------------------------------------------
     192264                    01-13                 204.90          192353                   01-14                 190.00
     ------------------------------------------------------          -----------------------------------------------------
     192266 *                  01-14                  82.20          192356 *                 01-15                 731.61
     ------------------------------------------------------          -----------------------------------------------------
     192267                    01-12                  99.99          192359 *                 01-08              13,220.53
     ------------------------------------------------------          -----------------------------------------------------
     192268                    01-07                 337.88          192360                   02-12             141,723.00
     ------------------------------------------------------          -----------------------------------------------------
     192269                    01-08                 300.00          192361                   01-14              10,278.05
     ------------------------------------------------------          -----------------------------------------------------
     192270                    01-15               1,760.00          192362                   01-14                 225.20
     ------------------------------------------------------          -----------------------------------------------------
     192271                    01-15                  61.73          192364 *                 01-13                 228.01
     ------------------------------------------------------          -----------------------------------------------------
     192272 *                  01-15                 111.45          192365                   01-14               1,279.32
     ------------------------------------------------------          -----------------------------------------------------
     192273                    01-09              55,605.40          192366                   01-13                 753.30
     ------------------------------------------------------          -----------------------------------------------------
     192274                    01-09                 340.00          192367                   01-14                 219.60
     ------------------------------------------------------          -----------------------------------------------------
     192275                    01-14               1,173.05          192368                   01-15                 273.40
     ------------------------------------------------------          -----------------------------------------------------
     192277 *                  01-13                  17.83          192369                   01-13               2,866.16
     ------------------------------------------------------          -----------------------------------------------------
     192281 *                  01-12                 300.18          192370                   01-14                 616.82
     ------------------------------------------------------          -----------------------------------------------------
     192282                    01-13                  89.97          192371                   01-13                  76.46
     ------------------------------------------------------          -----------------------------------------------------
     192285 *                  01-12               1,788.66          192372                   01-12               1,845.00
     ------------------------------------------------------          -----------------------------------------------------
     192286                    01-12                 200.00          192373                   01-13                 330.12
     ------------------------------------------------------          -----------------------------------------------------
     192287                    01-12                  21.29          192375 *                 01-14               4,029.88
     ------------------------------------------------------          -----------------------------------------------------
     192291 *                  01-14                  93.54          192377 *                 01-15                 178.10
     ------------------------------------------------------          -----------------------------------------------------
     192292                    01-15                 181.99          192379 *                 01-12               1,347.19
     ------------------------------------------------------          -----------------------------------------------------
     192293                    01-09                  30.00          192380                   01-13                 253.41
     ------------------------------------------------------          -----------------------------------------------------
     192295 *                  01-14                210.944          192381                   01-13                 154.50
     ------------------------------------------------------          -----------------------------------------------------
     192296                    01-13                 152.32          192382                   01-12                  18.54
     ------------------------------------------------------          -----------------------------------------------------
     192297                    01-13                 922.73          192383                   01-14                 275.81
     ------------------------------------------------------          -----------------------------------------------------
     192300 *                  01-12               4,019.44          192385 *                 01-13                 122.52
     ------------------------------------------------------          -----------------------------------------------------
     192301                    01-14               1,800.00          192386                   01-15               1,989.70
     ------------------------------------------------------          -----------------------------------------------------
     192303 *                  01-15                 132.81          192387                   01-12               3,646.37
     ------------------------------------------------------          -----------------------------------------------------
     192304                    01-15                  46.56          192388                   01-14                 223.92
     ------------------------------------------------------          -----------------------------------------------------
     192305                    01-15                  31.04          192390 *                 01-15                  30.00
     ------------------------------------------------------          -----------------------------------------------------
     192306                    01-15                  31.04          192391                   01-14                 250.60
     ------------------------------------------------------          -----------------------------------------------------
     192307                    01-15                  46.56          192392                   01-13                 153.21
     ------------------------------------------------------          -----------------------------------------------------
     192308                    01-15                  77.50          192393                   01-12               1,497.74
     ------------------------------------------------------          -----------------------------------------------------
     192309                    01-15                  93.12          192394                   01-14                 258.48
     ------------------------------------------------------          -----------------------------------------------------
     192310                    01-15                  46.56          192396 *                 01-13                 158.35
     ------------------------------------------------------          -----------------------------------------------------
     192311                    01-12               1,656.00          192397                   01-15                 296.00
     ------------------------------------------------------          -----------------------------------------------------
     192312                    01-13                 655.41          192398                   01-15               1,354.22
     ------------------------------------------------------          -----------------------------------------------------
     192319 *                  01-12               3,704.00          192399                   01-15                 485.50
     ------------------------------------------------------          -----------------------------------------------------
     192321 *                  01-15               1,185.00          192401 *                 01-15                 765.00
     ------------------------------------------------------          -----------------------------------------------------
     192327 *                  01-15              10,098.20          192403 *                 01-14                 960.00
     ------------------------------------------------------          -----------------------------------------------------
     192328                    01-13                 337.74          192405 *                 01-13               2,100.00
     ------------------------------------------------------          -----------------------------------------------------
     192329                    01-14                  75.00          192407*                  01-13                 327.98
     ------------------------------------------------------          -----------------------------------------------------
     192330                    01-13                 189.01          192408                   01-14                 597.62
     ------------------------------------------------------          -----------------------------------------------------
     192333 *                  01-13                 301.35          192409                   01-13               3,796.80
     ------------------------------------------------------          -----------------------------------------------------
     192334                    01-12                 253.24          792410                   01-15               4,956.41
     ------------------------------------------------------          -----------------------------------------------------
     192337 *                  01-13                 226.43          1,92411                  01-13               1,306.16
     ------------------------------------------------------          -----------------------------------------------------
     192338                    01-15                 189.97          192412                   01-13               3,724.00
     ------------------------------------------------------          -----------------------------------------------------
     192339                    01-13                 868.09          192414 *                 01-13                 808.32
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 7 of 15
     January 15, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192415                    01-14                 207.21          192500                   01-15                 310.12
     ------------------------------------------------------          -----------------------------------------------------
     192418 *                  01-14                  54.21          192541                   01-13               2,634.67
     ------------------------------------------------------          -----------------------------------------------------
     192419                    01-13                 975.67          192503 *                 01-12                 171.87
     ------------------------------------------------------          -----------------------------------------------------
     192420                    01-14               1,915.30          192504                   01-14               1,959.79
     ------------------------------------------------------          -----------------------------------------------------
     192423 *                  01-14                 139.95          192506 *                 01-14                 977.27
     ------------------------------------------------------          -----------------------------------------------------
     192424                    01-13                  45.13          192508 *                 01-14                 162.50
     ------------------------------------------------------          -----------------------------------------------------
     192427 *                  01-13               1,428.00          192510 *                 01-15                 307.11
     ------------------------------------------------------          -----------------------------------------------------
     192428                    01-14                 237.96          192511                   01-14                 235.24
     ------------------------------------------------------          -----------------------------------------------------
     192430 *                  01-13                 298.33          192512                   01-15               1,597.67
     ------------------------------------------------------          -----------------------------------------------------
     192432 *                  01-13                 125.00          192514 *                 01-13                 458.28
     ------------------------------------------------------          -----------------------------------------------------
     1924340                   01-13                  73.93          192517 *                 01-14                 282.80
     ------------------------------------------------------          -----------------------------------------------------
     192435                    01-13                 580.56          192521 *                 01-13                 686.17
     ------------------------------------------------------          -----------------------------------------------------
     192436                    01-13                  69.48          192622                   01-14               2,730.93
     ------------------------------------------------------          -----------------------------------------------------
     192439 *                  01-15                 535.20          192524 *                 01-14                  74.99
     ------------------------------------------------------          -----------------------------------------------------
     192441 *                  01-14               2,745.00          192525 *                 01-15               1,742.79
     ------------------------------------------------------          -----------------------------------------------------
     192443 *                  01-12               1,948.56          192528 *                 01-14                 594.25
     ------------------------------------------------------          -----------------------------------------------------
     192446 *                  01-14               1,247.13          192529                   01-13               1,396.88
     ------------------------------------------------------          -----------------------------------------------------
     192449 *                  01-13                 183.41          192530                   01-13                 195.44
     ------------------------------------------------------          -----------------------------------------------------
     192450                    01-13               3,443.09          192532 *                 01-15                  55.45
     ------------------------------------------------------          -----------------------------------------------------
     192452 *                  01-14               4,384.25          192533                   01-14                 133.00
     ------------------------------------------------------          -----------------------------------------------------
     192453                    01-14                  32.00          192534                   01-13                 303.18
     ------------------------------------------------------          -----------------------------------------------------
     192454                    01-13                 918.00          192535                   01-14               2,658.52
     ------------------------------------------------------          -----------------------------------------------------
     192456 *                  01-15               1,302.00          192538 *                 01-14                  78.83
     ------------------------------------------------------          -----------------------------------------------------
     192457                    01-14                 247.50          192539                   01-14                 899.92
     ------------------------------------------------------          -----------------------------------------------------
     192458                    01-15               1,560.00          192541 *                 01-13                 160.42
     ------------------------------------------------------          -----------------------------------------------------
     192459                    01-14                 381.64          192543 *                 01-14                 289.90
     ------------------------------------------------------          -----------------------------------------------------
     192460                    01-15                 168.35          192544                   01-15                 131.57
     ------------------------------------------------------          -----------------------------------------------------
     192461                    01-13                 500.29          192545                   01-14                 349.00
     ------------------------------------------------------          -----------------------------------------------------
     192462                    01-13               1,975.00          192547 *                 01-13               1,193.30
     ------------------------------------------------------          -----------------------------------------------------
     192463                    01-13                 169.33          192548                   01-13                 108.33
     ------------------------------------------------------          -----------------------------------------------------
     192464                    01-13                  68.75          192549                   01-12                 920.05
     ------------------------------------------------------          -----------------------------------------------------
     192465                    01-15                 445.45          192550                   01-15               1,210.00
     ------------------------------------------------------          -----------------------------------------------------
     192466                    01-13                 156.65          192653 *                 01-13                 662.47
     ------------------------------------------------------          -----------------------------------------------------
     192468 *                  01-15                  48.95          192554                   01-12                 258.33
     ------------------------------------------------------          -----------------------------------------------------
     192472 *                  01-13               3,923.38          192556 *                 01-15                 472.89
     ------------------------------------------------------          -----------------------------------------------------
     192473                    01-12                 953.90          192559 *                 01-15              37,728.00
     ------------------------------------------------------          -----------------------------------------------------
     192475 *                  01-15                 882.00          192560                   01-13              10,753.96
     ------------------------------------------------------          -----------------------------------------------------
     192477 *                  01-15               4,281.78          192561                   01-14              34,466.65
     ------------------------------------------------------          -----------------------------------------------------
     192478                    01-13                 165.21          192562                   01-13              47,344.89
     ------------------------------------------------------          -----------------------------------------------------
     192479                    01-14                 289.50          192563                   01-15               6,581.80
     ------------------------------------------------------          -----------------------------------------------------
     192480                    01-13                  81.27          192564                   01-13              12,461.28
     ------------------------------------------------------          -----------------------------------------------------
     192481                    01-14                 992.16          192566 *                 01-14               7,704.14
     ------------------------------------------------------          -----------------------------------------------------
     192482                    01-13               2,775.37          192568 *                 01-15             721,783.06
     ------------------------------------------------------          -----------------------------------------------------
     192483                    01-14               2,439.09          192570 *                 01-13              24,115.87
     ------------------------------------------------------          -----------------------------------------------------
     192484                    01-13                 234.50          192571                   01-13              40,510.45
     ------------------------------------------------------          -----------------------------------------------------
     192487 *                  01-13               3,279.00          192572                   01-14              81,949.96
     ------------------------------------------------------          -----------------------------------------------------
     192491 *                  01-14                 362.47          192574 *                 01-13             121,479.82
     ------------------------------------------------------          -----------------------------------------------------
     192492                    01-13                 144.12          192575                   01-13              34,019.40
     ------------------------------------------------------          -----------------------------------------------------
     192497 *                  01-14               3,988.64          192575                   01-12              46 095.89
     ------------------------------------------------------          -----------------------------------------------------
     192498                    01-14                 984.37          192577                   01-14               8,569.08
     ------------------------------------------------------          -----------------------------------------------------
     192499                    01-15                 194.34          192581 *                 01-15               7,018.49
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 8 of 15
     January 15, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192582                    01-13              15,560.94          192625 *                 01-13               4,908.97
     ------------------------------------------------------          -----------------------------------------------------
     192586 *                  01-13              30,080.88          192626                   01-13                  87.00
     ------------------------------------------------------          -----------------------------------------------------
     192587                    01-15              34,229.90          1925.27                  01-13                 558.75
     ------------------------------------------------------          -----------------------------------------------------
     192588                    01-13              13,020.72          192628                   01-13                 148.00
     ------------------------------------------------------          -----------------------------------------------------
     192590 *                  01-15              23,401.03          192630 *                 01-13                  12.19
     ------------------------------------------------------          -----------------------------------------------------
     192591                    01-13               8,090.90          192638 *                 01-15                 435.60
     ------------------------------------------------------          -----------------------------------------------------
     192592                    01-14              67,512.01          192644 *                 01-15                  43.12
     ------------------------------------------------------          -----------------------------------------------------
     192593                    01-13               7,726.20          192645                   01-14                 176.93
     ------------------------------------------------------          -----------------------------------------------------
     192594                    01-14               6,000.00          192647 *                 01-14                 168.13
     ------------------------------------------------------          -----------------------------------------------------
     192596 *                  01-13              10,320.90          192654 *                 01-14               1,286.40
     ------------------------------------------------------          -----------------------------------------------------
     192597                    01-14              42,813.70          192656 *                 01-13                  69.90
     ------------------------------------------------------          -----------------------------------------------------
     192598                    01-14              39,887.50          192658 *                 01-14               5,392.10
     ------------------------------------------------------          -----------------------------------------------------
     192602 *                  01-14               6,000.00          192660 *                 01-13             307,936.87
     ------------------------------------------------------          -----------------------------------------------------
     192608                    01-15                  59.19          192664 *                 01-14               1,135.83
     ------------------------------------------------------          -----------------------------------------------------
     192612                    01-15                 131.55          192675 *                 01-15               5,954.31
     ------------------------------------------------------          -----------------------------------------------------
     192616                    01-15                 106.00          192677 *                 01-15             334,167.93
     ------------------------------------------------------          -----------------------------------------------------
     192617                    01-14                 106.62          192679 *                 01-14               1,503.79
     ------------------------------------------------------          -----------------------------------------------------
     192618                    01-15                  21.86          192711 *                 01-15                  93.46
     ------------------------------------------------------          -----------------------------------------------------
     192620 *                  01-15                 292.41          * Skip in check sequence
     ------------------------------------------------------

DEBITS

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                      1,234,136.50
                     BOH FUNDS TRANSFER 010204 040102001083701
                     DO 033033
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                        375,000.00
                     BOH FUNDS TRANSFER 010204 040102001074701
                     DO 033431
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                        250,000.00
                     BOH FUNDS TRANSFER 010204 040102001061701
                     DO 033027
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                        249,659.74
                     BOH FUNDS TRANSFER 010204 040102001062701
                     DO 033028
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                        115,119.88
                     BOH FUNDS TRANSFER 010204 040102001073701
                     DO 033030
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                         35,922.00
                     BOH FUNDS TRANSFER 010204 040102001101701
                     DO 033042
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                         29,500.00
                     BOH FUNDS TRANSFER 010204 040102001064701
                     DO 033029
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                         24,300.00
                     BOH FUNDS TRANSFER 010204 040102001057701
                     DO 033026
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                         16,457.11
                     BOH FUNDS TRANSFER 010204 040102001056701
                     DO 033025
      ---------------------------------------------------------------------------------------------------------------------


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                 Page 9 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Outgoing Wire Trnsfr                                                                          4,720,00
                     BOH FUNDS TRANSFER 010204 040102001079701
                     DO033032
      ---------------------------------------------------------------------------------------------------------------------
      01-02          ACH Debit                                                                                   387,581.85
                     BP WEST COAST PR EFT DEBIT 365440101014999
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Automatic Transfer                                                                           48,056.69
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Automatic Transfer                                                                            4,916.29
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Automatic Transfer                                                                            6,423.10
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Automatic Transfer                                                                              658.35
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Outgoing Wire Trnsfr                                                                        375,000,00
                     BOH FUNDS TRANSFER 010504 040105001156701
                     DO 033087
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Outgoing Wire Trnsfr                                                                        329,081.33
                     BOH FUNDS TRANSFER 010504 040105001159701
                     DO 033089
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Outgoing Wire Trnsfr                                                                        158,798.94
                     BOH FUNDS TRANSFER 010504 040105001162701
                     DO 033091
      ---------------------------------------------------------------------------------------------------------------------
      01-05          ACH Debit                                                                                 3,663,191.91
                     HAWAIIAN AIR PAYROLL 040105 - SETT-B HAWNAIR
      ---------------------------------------------------------------------------------------------------------------------
      01-05          ACH Debit                                                                                 1,990,803.80
                     HAWAIIAN AIRLINE FED TAX 040105 -SETT-BOH MAXUS
      ---------------------------------------------------------------------------------------------------------------------
      01-05          ACH Debit                                                                                   236,518.02
                     BP WEST COAST PR EFT DEBIT 002447746013599
      ---------------------------------------------------------------------------------------------------------------------
      01-05          ACH Debit                                                                                       694.82
                     Intl Banking Dep TRADE-SVCS 0105Q4 ISB S082016 PCH002
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Automatic Transfer                                                                           99,219.26
                     TRANSFER TO CONCENTRATION ACCOUNT
                     000101412
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Automatic Transfer                                                                            5,607.21
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Automatic Transfer                                                                           62,501.02
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Automatic Transfer                                                                            3,574.93
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Outgoing Wire Trnsfr                                                                        106,146.50
                     BOH FUNDS TRANSFER 010604 040106001085701
                     DO 033142


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 10 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Outgoing Wire Trnsfr                                                                         23,244.00
                     BOH FUNDS TRANSFER 010604 0401013000814701
                     DO 033119
      ---------------------------------------------------------------------------------------------------------------------
      01-06          ACM Debit                                                                                    28,961.34
                     EMPLOYMENT DEVEL EDD EFTPMT 010504 TXP*08817066*01100
                     *040105*T*823599*T*2072535*T*2896134\
      ---------------------------------------------------------------------------------------------------------------------
      01-05          ACH Debit                                                                                    12,814.46
                     HAWAIIAN AIRLINE FED TAX 040108 -SETT-BOH MAXUS
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                          261,654.73
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                            1,330.29
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                          719,520.13
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                              492.50
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001025077
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                              196.96
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Outgoing Wire Trnsfr                                                                        492,000.00
                     BON FUNDS TRANSFER 010704 040107000725701
                     DO 033186
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Outgoing Wire Trnsfr                                                                          7,544.00
                     BCH FUNDS TRANSFER 010704 040107000728701
                     DO 033187
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Automatic Transfer                                                                          160,576.38
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Automatic Transfer                                                                              567.50
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Automatic Transfer                                                                        1,321,102.19
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Automatic Transfer                                                                           22,387.52
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Automatic Transfer                                                                              759.89
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463593
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Outgoing Wire Trnsfr                                                                          2,879.00
                     BOH FUNDS TRANSFER Q1 Q804 040108001265701
                     108-35767
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Outgoing Wire Trnsfr                                                                         49,642.38
                     130H FUNDS TRANSFER 010804 040108000059701
                     DO 033231


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 11 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-08          ACH Debit                                                                                   209,956,54
                     BP WEST COAST PR EFT DEBIT
                     007441829013699
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Automatic Transfer                                                                           99,418.69
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Automatic Transfer                                                                            2,613,49
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Automatic Transfer                                                                           44,589.98
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Automatic Transfer                                                                              806.10
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Debit Memo                                                                                       10.00
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                        951,941.56
                     BOH FUNDS TRANSFER 010904 040109001076701
                     DO 033307
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                        250,000.00
                     BOH FUNDS TRANSFER 010904 040109001075701
                     DO 083308
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                        122,280,88
                     BOH FUNDS TRANSFER 010904 040109001081701
                     DO 033309
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                        121,649.14
                     BOH FUNDS TRANSFER 010904 040109001078701
                     DO 033308
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                         45,254.46
                     BOH FUNDS TRANSFER 010904 040108001070701
                     DO 033305
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                         39,095.51
                     BOH FUNDS TRANSFER 010904 040109001069701
                     DO 033304
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Outgoing Wire Trnsfr                                                                          3,652.22
                     BOH FUNDS TRANSFER 010904 040109001067701
                     DO033303
      ---------------------------------------------------------------------------------------------------------------------
      01-09          ACH Debit                                                                                 2,089,776.80
                     HAWAIIAN AIRLINE TAX PMT 040109 -SETT-80H MAXUS
      ---------------------------------------------------------------------------------------------------------------------
      01-09          ACH Debit                                                                                    20,811.13
                     SP WEST COAST PR EFT DEBIT 008442520012399
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Automatic Transfer                                                                           98,250.60
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Automatic Transfer                                                                              133.50
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Automatic Transfer                                                                              759.92
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 12 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Outgoing Wire Trnsfr                                                                     12,327,349.22
                     BOH FUNDS TRANSFER 011204 040112000749701
                     IN 049921
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Outgoing Wire Trnsfr                                                                        108,587.61
                     BOH FUNDS TRANSFER 011204 112000723701
                     DO 033345
      ---------------------------------------------------------------------------------------------------------------------
      01-12          ACH Debit                                                                                   360,546.12
                     BP WEST COAST PR EFT DEBIT
                     009441844012198
      ---------------------------------------------------------------------------------------------------------------------
      01-12          ACH Debit                                                                                     1,106.00
                     STATE OF COLORAD STATETAX 010904 TXP*37101050020000
                     0*00011*031231*T*0000110600*U*0000000000*U*0000000000*
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Automatic Transfer                                                                           97,852.55
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Automatic Transfer                                                                            1,183.25
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Automatic Transfer                                                                        9,402,578.03
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01.-12         Automatic Transfer                                                                           11,866.26
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Automatic Transfer                                                                            7,015.37
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463893
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Outgoing Wire Trnsfr                                                                        750,000.00
                     BOH FUNDS TRANSFER 011304 040113000978701
                     DO 033384
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Outgoing Wire Trnsfr                                                                          7,260.00
                     BOH FUNDS TRANSFER 011304 040113000980701
                     DO 033385
      ---------------------------------------------------------------------------------------------------------------------
      01-13          ACH Debit                                                                                       269.52
                     Intl Banking Dep TRADE_SVCS 011304 ISB S0B1727-PCH003
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-13          ACH Debit                                                                                        62.24
                     Intl Banking Dep TRADE_SVCS 011304 ISB 9081729-PST002
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-13          ACH Debit                                                                                        37.50
                     Intl Banking Dap TRADE_SVCS 011304 ISB SOS 1728-PCHOO3
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-13          ACH Debit                                                                                        37.50
                     Intl Banking Dep TRADE_SVCS 011344 ISB 8081730-PCH003
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Automatic Transfer                                                                           81,563.03
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Automatic Transfer                                                                            4,456.99
                     TRANSFER TO CONCENTRATION ACCOUNT
                     000101417


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 13 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Automatic Transfer                                                                            1,541.22
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028877
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Automatic Transfer                                                                            3,141.59
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Outgoing Wire Trnsfr                                                                        675,000.00
                     BOH FUNDS TRANSFER 011404 040114000852701
                     DO033441
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Outgoing Wire Trnsfr                                                                         72.500.00
                     BOH FUNDS TRANSFER 011404 040114000859701
                     DO 033442
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Outgoing Wire Trnsfr                                                                            984.30
                     BOH FUNDS TRANSFER 011404 040114000862701
                     DO 033443
      ---------------------------------------------------------------------------------------------------------------------
      01-14          ACH Debit                                                                                       296.80
                     Intl Banking Dep TRADr SVGS 011404 ISB S0B1839-AMD002
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-14          ACH Debit                                                                                       104.17
                     Intl Banking Dep TRADE-SVCS 011404 ISB 5081839-PCH003
                     LETTER OF CREDIT
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Automatic Transfer                                                                           31,561.88
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Automatic Transfer                                                                              741.98
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Automatic Transfer                                                                        3,914,598.22
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Automatic Transfer                                                                           19,518.58
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Automatic Transfer                                                                              149.00
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                      1,036.937.04
                     BCH FUNDS TRANSFER 011604 040115000803701
                     DO 033508
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                        299,659.91
                     BOH FUNDS TRANSFER 011504 040115000797701
                     DO 033507
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                        273,750.16
                     BOH FUNDS TRANSFER 011504 040115000808701
                     DO 033509
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                        145,746.15
                     BOH FUNDS TRANSFER 011504 040115000814701
                     DO 033511
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                         56,850.00
                     ROH FUNDS TRANSFER 011504 040115000812701
                     DO 033510


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 14 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                               Subtractions
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                         49,051.49
                     BOH FUNDS TRANSFER 011504 040115001279701
                     DO 033552
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Outgoing Wire Trnsfr                                                                         29,500.00
                     BOH FUNDS TRANSFER 011504 040115000815701
                     DO 033512
      ---------------------------------------------------------------------------------------------------------------------
      01-15          ACH Debit                                                                                   398,050.83
                     UP WEST COAST PR EFT DEBIT 0144431 19012799
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Automatic Transfer                                                                           28,326.33
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Automatic Transfer                                                                              188.50
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Automatic Transfer                                                                            1,451.00
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693

CREDITS

      Date           Description                                                                                  Additions
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Automatic Transfer                                                                        1,359,744.08
                     TRANSFER FROM CAT GOV SEC FUND-S
                     00000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01-02          Automatic Transfer                                                                        1,325,521.02
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                        3,900,749.12
                     TRANSFER FROM CAT GOV SEC FUND-S
                     00000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01-05          Automatic Transfer                                                                        4,212,922.24
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-06          Automatic Transfer                                                                        1,407,129,20
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-06          ACH Credit                                                                                      296.30
                     HAWAIIAN AIR RETURN 040106 -SETT-BOH RETR
      ---------------------------------------------------------------------------------------------------------------------
      01-07          Automatic Transfer                                                                        2,062,534.24
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Automatic Transfer                                                                          227,983.20
                     TRANSFER FROM CAT GOV SEC FUND-S
                     000000000800963050
      ---------------------------------------------------------------------------------------------------------------------
      01-08          Automatic Transfer                                                                        1,693,281,01
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Automatic Transfer                                                                        2,902,575.24
                     TRANSFER FROM CAT GOV SEC FUND-S
                     00000000800963050


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 15 of 15
      January 15, 2004                                                                                        0001-028588

      Date           Description                                                                                  Additions
      ---------------------------------------------------------------------------------------------------------------------
      01-09          Automatic Transfer                                                                        1,223,856.35
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-12          Automatic Transfer                                                                       14,045,839.99
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-12          ACH Credit                                                                               10,000,000.00
                     BANK OF HAWAII PAYMENT 040112
                     135128403
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Automatic Transfer                                                                      20,7055,574.52
                     TRANSFER FROM CAT GOV SEC FUND
                     00000000800983050
      ---------------------------------------------------------------------------------------------------------------------
      01-13          Automatic Transfer                                                                        1,024,394.83
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-14          Automatic Transfer                                                                        4,601,094.57
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Automatic Transfer                                                                          183,409.91
                     TRANSFER FROM CAT GOV SEC FUNDS
                     00000000800983050
      ---------------------------------------------------------------------------------------------------------------------
      01-15          Automatic Transfer                                                                        2,703,369.51
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424

DAILY BALANCES

      Date                     Amount         Date                       Amount          Date                Amount
      -------------------------------         ---------------------------------          --------------------------
      12-31              2,869,265.00         01-07                2,638,112.00          1-13          3,103,617.00
      -------------------------------         ---------------------------------          --------------------------
      01-02              2,467,798.00         01-08                2,496,145.00          01-14         2,614,699.00
      -------------------------------         ---------------------------------          --------------------------
      01-05              3,030,655.00         01-09                2,621,675.00          01-15         2,562,192.00
      -------------------------------         ---------------------------------          --------------------------
      01-08              3,009,521.00         01-12                3,030,925.00
      -------------------------------         ---------------------------------

[LOGO OMITTED] Bank of Hawaii
------------------------------------------------------------------------------
UNDERSTANDING YOUR ACCOUNT STATEMENT
------------------------------------------------------------------------------
Please report any errors, discrepancies, irregularities or omissions.
This statement summarizes the activity of your account(s) during the statement period shown on the front.

1. ACCOUNT SUMMARY includes beginning balance, number of enclosures, low/average balance, interest paid year to date (if any), total additions (credits), and subtractions (debits) and the ending balance for this statement period.

2. CHECKS include checks in numerical order. An asterisk (*) next to the check number indicates that a check(s) preceding it is not stated because it has not yet cleared the bank or was listed on a prior statement.

3. DEBITS include withdrawals, automatic deductions/payments, transfers out of the account, card transactions (such as BankMachine transactions and Check Card transactions), fees (such as the Monthly Service
     Fee/Maintenance Fee (if any)).

4. CREDITS include deposits, transfers to the account, special entries (such as corrections) and Interest Earned (if applicable).

5.   DAILY BALANCE includes all activity up to and including that date.

6. SUMMARY OF ACCOUNT BALANCES is reflected for combined statements. This reflects the balance at the end of the statement period.

------------------------------------------------------------------------------
ACCOUNT RECONCILIATION
------------------------------------------------------------------------------
 This worksheet will assist you in balancing your account.

     Ending balance reflected on this statement:                 $
                                                                  ------------

     Add deposits and transfers to this account; not yet reflected on this statement:
         $                 $
          ---------------   ---------------
         $                 $
          ---------------   ---------------
         $                 $                                  +) $
          ---------------   ---------------                       ------------

     Sub-Total:                                               =  $
                                                                  ------------

     Subtract checks, withdrawals and transfers out of this account, not yet reflected on this statement:
         $                 $                 $
          ---------------   ---------------   ---------------
         $                 $                 $
          ---------------   ---------------   ---------------
         $                 $                 $                -) $
          ---------------   ---------------   ---------------     ------------

     Current Account Balance (For checking accounts, this amount should
     equal your checkbook register balance.)                  =  $
                                                                  ------------
------------------------------------------------------------------------------
ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS (For Consumers Only)
------------------------------------------------------------------------------
 In case of errors or questions about your electronic transfers, or if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt, direct inquiries to us (as soon as you can) at the contact numbers or address shown on the front of this statement. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Please provide us the following information:

          o    Your name and account number
          o Describe the error or transfer you are questioning and explain as clearly as you can why you believe there is an error or why you need more information
          o    Date and dollar amount of the suspected error

 We will investigate your complaint and correct any errors promptly. If we take more than 10 business days to do this, we will credit your account for the amount in question, so that you will have use of the money during the time it takes us to complete our investigation.
------------------------------------------------------------------------------
 FAIR CREDIT REPORTING ACT DISCLOSURE (For Consumers Only)
------------------------------------------------------------------------------
 If you believe we may have reported inaccurate information about your account to a consumer reporting agency, write us on a separate sheet of paper at the address shown on the front of this statement. Please identify the inaccurate information and why you feel it is inaccurate.
------------------------------------------------------------------------------
                        State of Hawaii: 1-888-643-3888
                (TTY for the hearing impaired: l-888-643-9888)
                         American Samoa: 684-633-4226
                       Guam and Saipan: 1-877-553-2424
                      Palau (Koror Branch): 680-488-2602
------------------------------------------------------------------------------
MEMBER FDIC                                                     [LOGO OMITTED]
                                                             EQUAL OPPORTUNITY
DDA-718 (7-2003)                                                        LENDER

[LOGO OMITTED]                                     Statement of Account

Last statement:  January 15, 2004                  Account: 0001-028588
This statement:  January 31, 2004                  Page 1 of 15
Total days in statement period:  16                Number of Enclosures: (740)

                                                   Direct inquiries to:
                                                   888-643-3888
HAWAIIAN AIRLINES INC
GENERAL ACCOUNT                                    BANK OF HAWAII
PO BOX 29906-ATTN VP CNTRLLR                       P.O. BOX 2900
HONOLULU HI 96820                                  HONOLULU HI 96846

------------------------------------------------------------------------------

Business Cash Advantage

      Account number                                      0001-028588      Beginning balance                 $2,562,192.00
      Enclosures                                                  740      Total additions                   31,957,563.60
      Low balance                                       $2,465,475.00      Total subtractions                31,887,952.60
                                                                                                             -------------
      Average balance                                   $2,844,334.06      Ending balance                    $2,631,803.00

CHECKS

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     187429                    01-23                  13.00          191689 *                 01-20                 136.00
     ------------------------------------------------------          -----------------------------------------------------
     189027 *                  01-30                 325.82          191703 *                 01-16               1,905.74
     ------------------------------------------------------          -----------------------------------------------------
     189030 *                  01-23                  13.00          191754 *                 01-21               2,333.34
     ------------------------------------------------------          -----------------------------------------------------
     189393 *                  01-16                  70.32          191791 *                 01-26                 879.95
     ------------------------------------------------------          -----------------------------------------------------
     190189 *                  01-20                 135.41          191842 *                 01-29                 748.44
     ------------------------------------------------------          -----------------------------------------------------
     190273 *                  01-16                 804.50          191852 *                 01-16               3,000.00
     ------------------------------------------------------          -----------------------------------------------------
     190795 *                  01-28               2,592.50          191951 *                 01-16                 721.50
     ------------------------------------------------------          -----------------------------------------------------
     190821 *                  01-22                  80.12          191953 *                 01-23                460.62
     ------------------------------------------------------          -----------------------------------------------------
     190843 *                  01-20                 969.88          191960 *                 01-27                 308.68
     ------------------------------------------------------          -----------------------------------------------------
     190874 *                  01-28                  85.50          191973 *                 01-16               3,920.00
     ------------------------------------------------------          -----------------------------------------------------
     191106 *                  01-20                  36.00          191976 *                 01-20               4,439.76
     ------------------------------------------------------          -----------------------------------------------------
     191206 *                  01-20                 216.00          191977                   01-20                 807.04
     ------------------------------------------------------          -----------------------------------------------------
     191216 *                  01-27                 216.00          191978                   01-20               1,484.34
     ------------------------------------------------------          -----------------------------------------------------
     191218 *                  01-20                 216.00          191979                   01-20                 149.55
     ------------------------------------------------------          -----------------------------------------------------
     191364 *                  01-20               1,220.70          191980                   01-20                 149.55
     ------------------------------------------------------          -----------------------------------------------------
     191483 *                  01-20                  32.00          191981                   01-20               1,081.24
     ------------------------------------------------------          -----------------------------------------------------
     191499 *                  01-26                 994.65          191982                   01-20                 113.36
     ------------------------------------------------------          -----------------------------------------------------
     191507 *                  01-30                 812.00          191983                   01-20                 149.55
     ------------------------------------------------------          -----------------------------------------------------
     191519 *                  01-22                  40.00          191991 *                 01-28                 278.93
     ------------------------------------------------------          -----------------------------------------------------
     191581 *                  01-16                 675.00          191995 *                 01-20                  60.00
     ------------------------------------------------------          -----------------------------------------------------
     191582                    01-16                 776.30          191996                   01-16                 267.83
     ------------------------------------------------------          -----------------------------------------------------
     191593 *                  01-20                 194.40          192002 *                 01-22               1,407.72
     ------------------------------------------------------          -----------------------------------------------------
     191604 *                  01-22                  48.50          192034 *                 01-22                 600.00
     ------------------------------------------------------          -----------------------------------------------------
     191605                    01-29                  43.20          192041 *                 01-27               4,436.25
     ------------------------------------------------------          -----------------------------------------------------
     191635 *                  01-21                 350.00          192042                   01-20               2,876.00
     ------------------------------------------------------          -----------------------------------------------------
     191637 *                  01-29                  84.00          192057 *                 01-21                 325.00
     ------------------------------------------------------          -----------------------------------------------------
     191647 *                  01-23                 232.44          192079 *                 01-23                 176.00
     ------------------------------------------------------          -----------------------------------------------------
     191665 *                  01-29                 149.09          192081 *                 01-20                 120.00
     ------------------------------------------------------          -----------------------------------------------------
     191671 *                  01-21                 112.32          192084 *                 01-20               1,500.00
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 2 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192102 *                  01-27                 750.00          192348                   01-16                 594.96
     ------------------------------------------------------          -----------------------------------------------------
     192115 *                  01-22                 971.20          192350 *                 01-20               4,909.00
     ------------------------------------------------------          -----------------------------------------------------
     192118 *                  01-20                 246.00          192354 *                 01-20               3,064.00
     ------------------------------------------------------          -----------------------------------------------------
     192136 *                  01-20                 367.55          192357 *                 01-16               1,000.00
     ------------------------------------------------------          -----------------------------------------------------
     192143 *                  01-20                  95.00          192358                   01-20              10,416.00
     ------------------------------------------------------          -----------------------------------------------------
     192160 *                  01-20               5,185.60          192374 *                 01-20               1,352.20
     ------------------------------------------------------          -----------------------------------------------------
     192163 *                  01-16              70,999.06          192376 *                 01-20               2,310.00
     ------------------------------------------------------          -----------------------------------------------------
     192208 *                  01-26                  18.70          192378 *                 01-16                 465.00
     ------------------------------------------------------          -----------------------------------------------------
     192210 *                  01-20                 624.96          192384 *                 01-21               2,599.19
     ------------------------------------------------------          -----------------------------------------------------
     192211                    01-20                  29.99          192389 *                 01-23                 344.79
     ------------------------------------------------------          -----------------------------------------------------
     192216 *                  01-22                 156.27          192395 *                 01-21                 234.37
     ------------------------------------------------------          -----------------------------------------------------
     192219 *                  01-16                 230.25          192400 *                 01-21                 261.74
     ------------------------------------------------------          -----------------------------------------------------
     192222 *                  01-16                  30.79          192404 *                 01-20                 925.00
     ------------------------------------------------------          -----------------------------------------------------
     192225 *                  01-30                 105.00          192406 *                 01-16                  61.74
     ------------------------------------------------------          -----------------------------------------------------
     192231 *                  01-16                  64.20          192413 *                 01-16                  36.10
     ------------------------------------------------------          -----------------------------------------------------
     192240 *                  01-22                 146.39          192417 *                 01-27               1,438.00
     ------------------------------------------------------          -----------------------------------------------------
     192243 *                  01-16               1,230.38          192425 *                 01-20                 307.45
     ------------------------------------------------------          -----------------------------------------------------
     192245 *                  01-21                 350.00          192426                   01-16               1,476.48
     ------------------------------------------------------          -----------------------------------------------------
     192249 *                  01-21                 238.00          192429 *                 01-16                  75.00
     ------------------------------------------------------          -----------------------------------------------------
     192253 *                  01-23                 186.95          192431 *                 01-20               3,117.10
     ------------------------------------------------------          -----------------------------------------------------
     192256 *                  01-16                 237.52          192433 *                 01-20                 411.43
     ------------------------------------------------------          -----------------------------------------------------
     192276 *                  01-26                 230.57          192437 *                 01-27               1,642.10
     ------------------------------------------------------          -----------------------------------------------------
     192278 *                  01-26                 101.00          192438                   01-20                 310.47
     ------------------------------------------------------          -----------------------------------------------------
     192283 *                  01-28                  10.67          192440 *                 01-23                 266.58
     ------------------------------------------------------          -----------------------------------------------------
     192284                    01-21                  10.00          192444 *                 01-23               1,742.00
     ------------------------------------------------------          -----------------------------------------------------
     192289 *                  01-22                  78.00          192445                   01-20                 543.55
     ------------------------------------------------------          -----------------------------------------------------
     192290                    01-22                 115.00          192447 *                 01-21                 437.50
     ------------------------------------------------------          -----------------------------------------------------
     192294 *                  01-21                 920.14          192448                   01-16               1,780.00
     ------------------------------------------------------          -----------------------------------------------------
     192298 *                  01-29                 110.00          192451 *                 01-23               1,837.50
     ------------------------------------------------------          -----------------------------------------------------
     192302 *                  01-20                 638.40          192455 *                 01-16                 664.29
     ------------------------------------------------------          -----------------------------------------------------
     192313 *                  01-22                 972.25          192467 *                 01-20               2,099.70
     ------------------------------------------------------          -----------------------------------------------------
     192314                    01-16                 479.49          192470 *                 01-23                 271.98
     ------------------------------------------------------          -----------------------------------------------------
     192315                    01-16                 495.38          192474 *                 01-20               3,886.65
     ------------------------------------------------------          -----------------------------------------------------
     192316                    01-16                 178.56          192485 *                 01-16                  50.00
     ------------------------------------------------------          -----------------------------------------------------
     192317                    01-22               1,000.82          192486                   01-20                 473.15
     ------------------------------------------------------          -----------------------------------------------------
     192318                    01-22                 158.77          192488 *                 01-27                 804.50
     ------------------------------------------------------          -----------------------------------------------------
     192320 *                  01-20               1,180.80          192489                   01-16                 862.03
     ------------------------------------------------------          -----------------------------------------------------
     192322 *                  01-20                 293.90          192490                   01-20                  65.88
     ------------------------------------------------------          -----------------------------------------------------
     192323                    01-20                 426.19          192493 *                 01-21                 507.05
     ------------------------------------------------------          -----------------------------------------------------
     192324                    01-20                 149.55          192494                   01-20                 375.00
     ------------------------------------------------------          -----------------------------------------------------
     192325                    01-20                  74.78          192496 *                 01-16                 109.37
     ------------------------------------------------------          -----------------------------------------------------
     192326                    01-20               3,325.92          192502 *                 01-23                  50.64
     ------------------------------------------------------          -----------------------------------------------------
     192331 *                  01-23                 464.42          192507 *                 01-20                 548.72
     ------------------------------------------------------          -----------------------------------------------------
     192332                    01-20                 638.62          192509 *                 01-16               2,094.94
     ------------------------------------------------------          -----------------------------------------------------
     192336 *                  01-22                 136.32          192513 *                 01-16                  63.06
     ------------------------------------------------------          -----------------------------------------------------
     192340 *                  01-16                 201.87          192515 *                 01-20                 975.00
     ------------------------------------------------------          -----------------------------------------------------
     192342 *                  01-16               1,943.57          192516                   01-20                  70.00
     ------------------------------------------------------          -----------------------------------------------------
     192343                    01-23                  23.00          192518 *                 01-16               2,268.03
     ------------------------------------------------------          -----------------------------------------------------
     192344                    01-16                  23.16          192519                   01-20               1,784.16
     ------------------------------------------------------          -----------------------------------------------------
     192346 *                  01-16                 515.23          192520                   01-16                 365.38
     ------------------------------------------------------          -----------------------------------------------------
     192347                    01-16                 272.23          192523 *                 01-20                 629.00
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 3 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192525 *                  01-20                 976.25          192662 *                 01-16                 621.00
     ------------------------------------------------------          -----------------------------------------------------
     192527 *                  01-22                 321.00          192663                   01-29                 172.18
     ------------------------------------------------------          -----------------------------------------------------
     192531 *                  01-16                  81.45          192665 *                 01-23                 120.00
     ------------------------------------------------------          -----------------------------------------------------
     192537 *                  01-16               4,200.00          192666                   01-22                 220.00
     ------------------------------------------------------          -----------------------------------------------------
     192540 *                  01-20                 870.74          192667                   01-28                 299.20
     ------------------------------------------------------          -----------------------------------------------------
     192542 *                  01-20                  42.15          192668                   01-16               1,052.74
     ------------------------------------------------------          -----------------------------------------------------
     192546 *                  01-26                 132.08          192669                   01-20                 310.30
     ------------------------------------------------------          -----------------------------------------------------
     192551 *                  01-16                  30.00          192670                   01-21                 492.34
     ------------------------------------------------------          -----------------------------------------------------
     192552                    01-20               1,000.00          192671                   01-23                 294.00
     ------------------------------------------------------          -----------------------------------------------------
     192555 *                  01-21                 780.00          192672                   01-23                 536.33
     ------------------------------------------------------          -----------------------------------------------------
     192558 *                  01-30               1,437.50          192673                   01-21               2,457.00
     ------------------------------------------------------          -----------------------------------------------------
     192565 *                  01-16               7,882.71          192674                   01-29               9,546.20
     ------------------------------------------------------          -----------------------------------------------------
     192567 *                  01-16              11,650.24          192676 *                 01-16               7,260.00
     ------------------------------------------------------          -----------------------------------------------------
     192569 *                  01-16               8,998.21          192678 *                 01-16              29,386.50
     ------------------------------------------------------          -----------------------------------------------------
     192589 *                  01-29              18,675.89          192680 *                 01-21               9,068.22
     ------------------------------------------------------          -----------------------------------------------------
     192595 *                  01-16               6,015.80          192681                   01-20              76,472.10
     ------------------------------------------------------          -----------------------------------------------------
     192599 *                  01-20               6,636.79          192682                   01-22              26,510.60
     ------------------------------------------------------          -----------------------------------------------------
     192603 *                  01-21               6,150.00          192683                   01-23               9,429.87
     ------------------------------------------------------          -----------------------------------------------------
     192604                    01-29              44,000.00          192686 *                 01-21                 220.00
     ------------------------------------------------------          -----------------------------------------------------
     192605                    01-16              20,200.00          192687                   01-22                  88.02
     ------------------------------------------------------          -----------------------------------------------------
     192606                    01-23                 169.00          192688                   01-26                 394.92
     ------------------------------------------------------          -----------------------------------------------------
     192609 *                  01-20                  11.17          192691 *                 01-26                 179.50
     ------------------------------------------------------          -----------------------------------------------------
     192611 *                  01-29                  90.00          192692                   01-21                 604.80
     ------------------------------------------------------          -----------------------------------------------------
     192613 *                  01-21                  96.00          192693                   01-21                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     192614                    01-27                  68.49          192694                   01-23                 648.00
     ------------------------------------------------------          -----------------------------------------------------
     192615                    01-21                 418.10          192695                   01-23                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     192619 *                  01-23                 110.04          192696                   01-21                 648.00
     ------------------------------------------------------          -----------------------------------------------------
     192621 *                  01-21               7,605.00          192697                   01-21                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     192622                    01-29                 927.00          192698                   01-26                 604.80
     ------------------------------------------------------          -----------------------------------------------------
     192623                    01-21                  49.26          192699                   01-26                 216.00
     ------------------------------------------------------          -----------------------------------------------------
     192624                    01-22               2,936.00          192700                   01-22                 317.56
     ------------------------------------------------------          -----------------------------------------------------
     192629 *                  01-22                 270.00          192701                   01-26                 430.14
     ------------------------------------------------------          -----------------------------------------------------
     192631 *                  01-20                 142.06          192702                   01-21                 110.00
     ------------------------------------------------------          -----------------------------------------------------
     192632                    01-20               2,847.10          192703                   01-27                  47.08
     ------------------------------------------------------          -----------------------------------------------------
     192633                    01-22               9,093.00          192704                   01-22                  24.00
     ------------------------------------------------------          -----------------------------------------------------
     192635 *                  01-23                  48.50          192706 *                 01-20                 822.92
     ------------------------------------------------------          -----------------------------------------------------
     192636                    01-28                  85.50          192709 *                 01-28                  26.03
     ------------------------------------------------------          -----------------------------------------------------
     192637                    01-20                 156.25          192710                   01-23                 322.43
     ------------------------------------------------------          -----------------------------------------------------
     192639 *                  01-22                 145.00          192712 *                 01-29                  34.80
     ------------------------------------------------------          -----------------------------------------------------
     192640                    01-23                 137.16          192713                   01-21                 900.00
     ------------------------------------------------------          -----------------------------------------------------
     192642 *                  01-29                 162.22          192714                   01-23                 870.36
     ------------------------------------------------------          -----------------------------------------------------
     192643                    01-29                  43.20          192715                   01-22                 839.96
     ------------------------------------------------------          -----------------------------------------------------
     192646 *                  01-22                  66.00          192716                   01-21               2,457.00
     ------------------------------------------------------          -----------------------------------------------------
     192648 *                  01-21                  43.20          192717                   01-22                  33.02
     ------------------------------------------------------          -----------------------------------------------------
     192649                    01-20                 227.76          192718                   01-21                 411.24
     ------------------------------------------------------          -----------------------------------------------------
     192650                    01-29                  80.90          192719                   01-16               1,200.00
     ------------------------------------------------------          -----------------------------------------------------
     192651                    01-21                 628.65          192720                   01-22                  28.77
     ------------------------------------------------------          -----------------------------------------------------
     192653 *                  01-16               1,824.00          192721                   01-21               1,290.00
     ------------------------------------------------------          -----------------------------------------------------
     192655 *                  01-20                 153.60          192722                   01-21                 364.89
     ------------------------------------------------------          -----------------------------------------------------
     192657 *                  01-20               1,200.00          192725 *                 01-30              57,896.78
     ------------------------------------------------------          -----------------------------------------------------
     192659 *                  01-20               9,317.11          192726                   01-22                 723.80
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 4 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192727                    01-23                 280.80          192779                    01-22              3,215.67
     ------------------------------------------------------          -----------------------------------------------------
     192728                    01-23                 980.24          192781 *                  01-21                825.00
     ------------------------------------------------------          -----------------------------------------------------
     192729                    01-21                 395.52          192782                    01-26                 66.32
     ------------------------------------------------------          -----------------------------------------------------
     192730                    01-27                 251.50          192783                    01-21                353.12
     ------------------------------------------------------          -----------------------------------------------------
     192731                    01-20                  85.00          192784                    01-30                100.00
     ------------------------------------------------------          -----------------------------------------------------
     192732                    01-29                 211.46          192785                    01-21              4,116.00
     ------------------------------------------------------          -----------------------------------------------------
     192733                    01-27                 745.68          192786                    01-26                 25.42
     ------------------------------------------------------          -----------------------------------------------------
     192734                    01-28               3,510.00          192787                    01-23                 31.46
     ------------------------------------------------------          -----------------------------------------------------
     192735                    01-21           1,034,602.14          192788                    01-26                381.75
     ------------------------------------------------------          -----------------------------------------------------
     192736                    01-23               9,069.00          192791 *                  01-21                 68.74
     ------------------------------------------------------          -----------------------------------------------------
     192737                    01-22                 621.19          192792                    01-22                 10.39
     ------------------------------------------------------          -----------------------------------------------------
     192738                    01-22                 100.47          192793                    01-27              4,314.00
     ------------------------------------------------------          -----------------------------------------------------
     192739                    01-22               2,762.40          192794                    01-21                599.19
     ------------------------------------------------------          -----------------------------------------------------
     192740                    01-23               1,152.00          192795                    01-23                192.47
     ------------------------------------------------------          -----------------------------------------------------
     192741                    01-21               4,370.33          192796                    01-21                105.00
     ------------------------------------------------------          -----------------------------------------------------
     192742                    01-30                  20.00          192797                    01-21                361.17
     ------------------------------------------------------          -----------------------------------------------------
     192743                    01-21                 582.68          192798                    01-20                311.00
     ------------------------------------------------------          -----------------------------------------------------
     192744                    01-23               1,345.54          192799                    01-22                 65.58
     ------------------------------------------------------          -----------------------------------------------------
     192745                    01-21                  27.19          192800                    01-22                572.00
     ------------------------------------------------------          -----------------------------------------------------
     192746                    01-28                 155.00          192801                    01-21                396,76
     ------------------------------------------------------          -----------------------------------------------------
     192747                    01-22                  78.05          192802                    01-21                169.50
     ------------------------------------------------------          -----------------------------------------------------
     192749 *                  01-22                 113.50          192803                    01-22                543.00
     ------------------------------------------------------          -----------------------------------------------------
     192750                    01-21                 145.82          192804                    01-21              1,743.29
     ------------------------------------------------------          -----------------------------------------------------
     192751                    01-21                 567.23          192805                    01-23                 37,00
     ------------------------------------------------------          -----------------------------------------------------
     192752                    01-21               2,720.00          192806                    01-23              2,374.38
     ------------------------------------------------------          -----------------------------------------------------
     192753                    01-21                 190.10          192807                    01-22                815.06
     ------------------------------------------------------          -----------------------------------------------------
     192754                    01-20                 228.12          192808                    01-21                815.06
     ------------------------------------------------------          -----------------------------------------------------
     192755                    01-21                 418.36          192809                    01-23              2,186.00
     ------------------------------------------------------          -----------------------------------------------------
     192756                    01-21                  85.77          192810                    01-23                588.00
     ------------------------------------------------------          -----------------------------------------------------
     192757                    01-26                 697.18          192811                    01-21              1,575.00
     ------------------------------------------------------          -----------------------------------------------------
     192758                    01-21                 472.36          192812                    01-20                 48.65
     ------------------------------------------------------          -----------------------------------------------------
     192759                    01-22                  34.61          192813                    01-21                 10.00
     ------------------------------------------------------          -----------------------------------------------------
     192760                    01-21               1,808.08          192814                    01-30              1,085.88
     ------------------------------------------------------          -----------------------------------------------------
     192761                    01-20                 830.73          192815                    01-30                125,24
     ------------------------------------------------------          -----------------------------------------------------
     192762                    01-20                 126.04          192816                    01-21                650.67
     ------------------------------------------------------          -----------------------------------------------------
     192763                    01-21                 359.37          192817                    01-27                338.54
     ------------------------------------------------------          -----------------------------------------------------
     192764                    01-22                  62.33          192819 *                  01-23                550.00
     ------------------------------------------------------          -----------------------------------------------------
     192765                    01-23                  47.92          192820                    01-21                488.48
     ------------------------------------------------------          -----------------------------------------------------
     192766                    01-23               3,598.55          192823 *                  01-21                416.35
     ------------------------------------------------------          -----------------------------------------------------
     192767                    01-21                  38.23          192824                    01-21                339.49
     ------------------------------------------------------          -----------------------------------------------------
     192768                    01-22               2,709.98          192825                    01-26                982.81
     ------------------------------------------------------          -----------------------------------------------------
     192769                    01-23                 621.59          192826                    01-20              1,434.16
     ------------------------------------------------------          -----------------------------------------------------
     192770                    01-22                 130.00          192827                    01-21                 19.90
     ------------------------------------------------------          -----------------------------------------------------
     192771                    01-27                 206.79          192828                    01-26                323.44
     ------------------------------------------------------          -----------------------------------------------------
     192772                    01-22                 875.57          192829                    01-20              2,433.23
     ------------------------------------------------------          -----------------------------------------------------
     192773                    01-21                 167.10          192830                    01-20                 51.04
     ------------------------------------------------------          -----------------------------------------------------
     192774                    01-23                 503.09          192831                    01-27                504.13
     ------------------------------------------------------          -----------------------------------------------------
     192775                    01-22                 135.00          192832                    01-22                451.59
     ------------------------------------------------------          -----------------------------------------------------
     192776                    01-27                 667.50          192833                    01-22                738.71
     ------------------------------------------------------          -----------------------------------------------------
     192777                    01-22                 185.00          192834                    01-26                609.60
     ------------------------------------------------------          -----------------------------------------------------
     192778                    01-23               4,889.00          192835                    01-21                266.12
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 5 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192837 *                  01-22                 105.94          192894                   01-22                 110.75
     ------------------------------------------------------          -----------------------------------------------------
     192838                    01-23                 423.99          192895                   01-22                  83.30
     ------------------------------------------------------          -----------------------------------------------------
     192839                    01-23                 353.67          192896                   01-26               1,100.97
     ------------------------------------------------------          -----------------------------------------------------
     192840                    01-29                 234.50          192897                   01-27                 640.00
     ------------------------------------------------------          -----------------------------------------------------
     192841                    01-23                  36.00          192898                   01-21                 108.33
     ------------------------------------------------------          -----------------------------------------------------
     192842                    01-22                 126.24          192900 *                 01-23               1,188.00
     ------------------------------------------------------          -----------------------------------------------------
     192843                    01-22                  57.10          192901                   01-28                  59.00
     ------------------------------------------------------          -----------------------------------------------------
     192845 *                  01-22                 362.47          192902                   01-22               1,163.99
     ------------------------------------------------------          -----------------------------------------------------
     192846                    01-21                  45.83          192903                   01-27                  50.00
     ------------------------------------------------------          -----------------------------------------------------
     192847                    01-22                 786.46          192905 *                 01-23               2,010.00
     ------------------------------------------------------          -----------------------------------------------------
     192848                    01-21               1,960.29          192906                   01-23                 350.00
     ------------------------------------------------------          -----------------------------------------------------
     192849                    01-21                  34.75          192907                   01-21               9,983.63
     ------------------------------------------------------          -----------------------------------------------------
     192850                    01-22               3,870.00          192908                   01-29              10,777.50
     ------------------------------------------------------          -----------------------------------------------------
     192852 *                  01-22                 705.70          192909                   01-26               5,300.40
     ------------------------------------------------------          -----------------------------------------------------
     192853                    01-22                 490.62          192910                   01-23              29,946.40
     ------------------------------------------------------          -----------------------------------------------------
     192855 *                  01-26               1,042.10          192911                   01-21              53,641.06
     ------------------------------------------------------          -----------------------------------------------------
     192856                    01-21                 490.44          192912                   01-20               9,759.09
     ------------------------------------------------------          -----------------------------------------------------
     192857                    01-27               1,889.64          192914 *                 01-23              12,133.68
     ------------------------------------------------------          -----------------------------------------------------
     192858                    01-21                 351.19          192915                   01-21               6,702.40
     ------------------------------------------------------          -----------------------------------------------------
     192859                    01-23                  15.23          192916                   01-21               5,397.90
     ------------------------------------------------------          -----------------------------------------------------
     192860                    01-30                  77.95          192917                   01-22              57,504.64
     ------------------------------------------------------          -----------------------------------------------------
     192861                    01-23                 804.36          192918                   01-21               6,900.00
     ------------------------------------------------------          -----------------------------------------------------
     192862                    01-29                 187.32          192919                   01-21              15,390.00
     ------------------------------------------------------          -----------------------------------------------------
     192863                    01-28                 264.82          192920                   01-22              24,612.89
     ------------------------------------------------------          -----------------------------------------------------
     192864                    01-21                 580.39          192921                   01-23              10,797.55
     ------------------------------------------------------          -----------------------------------------------------
     192865                    01-29                 393.58          192922                   01-23              10,000.00
     ------------------------------------------------------          -----------------------------------------------------
     192866                    01-21               1,145.83          192923                   01-23               7,784.00
     ------------------------------------------------------          -----------------------------------------------------
     192867                    01-26               3,500.00          192924                   01-21               5,857.33
     ------------------------------------------------------          -----------------------------------------------------
     192868                    01-22                 401.67          192925                   01-27              16,294.52
     ------------------------------------------------------          -----------------------------------------------------
     192869                    01-21               1,144.78          192926                   01-22              17,343.99
     ------------------------------------------------------          -----------------------------------------------------
     192870                    01-30               2,472.87          192927                   01-26              13,104.00
     ------------------------------------------------------          -----------------------------------------------------
     192871                    01-23               1,250.52          192928                   01-22              20,759.47
     ------------------------------------------------------          -----------------------------------------------------
     192872                    01-20               3,486.00          192930 *                 01-20              28,102.46
     ------------------------------------------------------          -----------------------------------------------------
     192873                    01-23                 361.43          192935 *                 01-22              11,185.07
     ------------------------------------------------------          -----------------------------------------------------
     192874                    01-21               3,555.02          192936                   01-21               7,462.44
     ------------------------------------------------------          -----------------------------------------------------
     192876 *                  01-23                 101.00          192937                   01-22              48,076.47
     ------------------------------------------------------          -----------------------------------------------------
     192877                    01-21               1,192.50          192938                   01-23              52,871.03
     ------------------------------------------------------          -----------------------------------------------------
     192878                    01-23                  74.72          192939                   01-23               9,600.00
     ------------------------------------------------------          -----------------------------------------------------
     192879                    01-21                 323.00          192940                   01-22               7,440.38
     ------------------------------------------------------          -----------------------------------------------------
     192880                    01-26               2,285.30          192941                   01-20               7,613.49
     ------------------------------------------------------          -----------------------------------------------------
     192882 *                  01-21               1,837.03          192942                   01-23               9,765.62
     ------------------------------------------------------          -----------------------------------------------------
     192883                    01-22                 646.51          192943                   01-26              71,545.23
     ------------------------------------------------------          -----------------------------------------------------
     192884                    01-21               2,088.55          192944                   01-22              80,000.00
     ------------------------------------------------------          -----------------------------------------------------
     192885                    01-22                 531.25          192945                   01-23               5,913.12
     ------------------------------------------------------          -----------------------------------------------------
     192886                    01-22                  46.95          192946                   01-26              64,125.27
     ------------------------------------------------------          -----------------------------------------------------
     192887                    01-21               3,904.00          192947                   01-23               6,193.98
     ------------------------------------------------------          -----------------------------------------------------
     192888                    01-30                 818.68          192948                   01-26              37,169.24
     ------------------------------------------------------          -----------------------------------------------------
     192889                    01-22               3,097.18          192949                   01-22               5,452.23
     ------------------------------------------------------          -----------------------------------------------------
     192890                    01-22                 295.83          192951 *                 01-26               5,725.46
     ------------------------------------------------------          -----------------------------------------------------
     192891                    01-23               3,336.95          192952                   01-26              27,165.98
     ------------------------------------------------------          -----------------------------------------------------
     192893 *                  01-21                 295.63          192953                   01-26             129,226.52
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 6 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     192954                    01-21              16,929.06          193052                   01-28                  15.00
     ------------------------------------------------------          -----------------------------------------------------
     192955                    01-26              16,839.90          193053                   01-30                 827.00
     ------------------------------------------------------          -----------------------------------------------------
     192956                    01-26              49,556.00          193054                   01-30                 412.00
     ------------------------------------------------------          -----------------------------------------------------
     192957                    01-23             138,118.00          193056 *                 01-28                 734.87
     ------------------------------------------------------          -----------------------------------------------------
     192958                    01-20              14,839.45          193057                   01-29                 650.00
     ------------------------------------------------------          -----------------------------------------------------
     192960 *                  01-21              24,960.00          193058                   01-30               1,876.28
     ------------------------------------------------------          -----------------------------------------------------
     192961                    01-28                  57.60          193060 *                 01-29                 450.00
     ------------------------------------------------------          -----------------------------------------------------
     192968 *                  01-30                  32.40          193061                   01-23                 737.80
     ------------------------------------------------------          -----------------------------------------------------
     192987 *                  01-28                  81.00          193062                   01-23                 265.11
     ------------------------------------------------------          -----------------------------------------------------
     192996 *                  01-23                 360.00          193063                   01-30                 183.23
     ------------------------------------------------------          -----------------------------------------------------
     192997                    01-27                 150.00          193064                   01-28                 175.00
     ------------------------------------------------------          -----------------------------------------------------
     192998                    01-21                 678.29          193065                   01-28                 724.03
     ------------------------------------------------------          -----------------------------------------------------
     192999                    01-21               3,750.00          193068 *                 01-22                 102.30
     ------------------------------------------------------          -----------------------------------------------------
     193000                    01-27               4,917.55          193069                   01-29                  87.00
     ------------------------------------------------------          -----------------------------------------------------
     193001                    01-23               1,165.81          193071 *                 01-26                 130.37
     ------------------------------------------------------          -----------------------------------------------------
     193002                    01-22               1,560.00          193073 *                 01-23                 230.00
     ------------------------------------------------------          -----------------------------------------------------
     193003                    01-26              11,299.50          193076 *                 01-26                  40.28
     ------------------------------------------------------          -----------------------------------------------------
     193005 *                  01-23               9,648.00          193077                   01-23                 215.07
     ------------------------------------------------------          -----------------------------------------------------
     193006                    01-23                 618.42          193078                   01-29                 343.07
     ------------------------------------------------------          -----------------------------------------------------
     193007                    01-23                 463.45          193079                   01-28                 132.56
     ------------------------------------------------------          -----------------------------------------------------
     193008                    01-29                 693.87          193080                   01-27                 434.75
     ------------------------------------------------------          -----------------------------------------------------
     193009                    01-27                 123.81          193081                   01-23              22,585.42
     ------------------------------------------------------          -----------------------------------------------------
     193013 *                  01-22                 158.43          193085 *                 01-26              55,387.56
     ------------------------------------------------------          -----------------------------------------------------
     193014                    01-22                 624.20          193086                   01-29              31,708.42
     ------------------------------------------------------          -----------------------------------------------------
     193015                    01-30                 102.48          193088 *                 01-28              42,517.52
     ------------------------------------------------------          -----------------------------------------------------
     193016                    01-28               3,520.00          193089                   01-23                  48.42
     ------------------------------------------------------          -----------------------------------------------------
     193017                    01-28                 131.25          193090                   01-29                 161.16
     ------------------------------------------------------          -----------------------------------------------------
     193018                    01-27                 528.79          193091                   01-27               2,040.00
     ------------------------------------------------------          -----------------------------------------------------
     193019                    01-21               2,000.00          193092                   01-29                 900.00
     ------------------------------------------------------          -----------------------------------------------------
     193020                    01-27               2,163.20          193094*                  01-29               1,085.64
     ------------------------------------------------------          -----------------------------------------------------
     193021                    01-23                 310.00          193095                   01-28                 510.92
     ------------------------------------------------------          -----------------------------------------------------
     193023 *                  01-30                 375.00          193096                   01-29                 171.92
     ------------------------------------------------------          -----------------------------------------------------
     193025 *                  01-23                 239.58          193097                   01-28                 898.86
     ------------------------------------------------------          -----------------------------------------------------
     193026                    01-26               1,423.76          193098                   01-27                 771.64
     ------------------------------------------------------          -----------------------------------------------------
     193029 *                  01-27                  90.21          193099                   01-29                  76.38
     ------------------------------------------------------          -----------------------------------------------------
     193030                    01-29                 341.45          193100                   01-23                 850.00
     ------------------------------------------------------          -----------------------------------------------------
     193031                    01-22                 832.24          193101                   01-29                   7.74
     ------------------------------------------------------          -----------------------------------------------------
     193032                    01-21               1,864.83          193105 *                 01-30               1,377.05
     ------------------------------------------------------          -----------------------------------------------------
     193033                    01-30                  73.84          193107 *                 01-29               2,000.00
     ------------------------------------------------------          -----------------------------------------------------
     193034                    01-22               1,812.60          193108                   01-23                  31.11
     ------------------------------------------------------          -----------------------------------------------------
     193035                    01-28               2,361.80          193110 *                 01-28                 217.20
     ------------------------------------------------------          -----------------------------------------------------
     193036                    01-26                 130.00          193112 *                 01-29                 607.85
     ------------------------------------------------------          -----------------------------------------------------
     193037                    01-26                 111.00          193113                   01-30                 616.00
     ------------------------------------------------------          -----------------------------------------------------
     193038                    01-23              10,656.00          193114                   01-23              13,837.36
     ------------------------------------------------------          -----------------------------------------------------
     193039                    01-27                 650.73          193115                   01-29              35,665.99
     ------------------------------------------------------          -----------------------------------------------------
     193040                    01-29                   6.97          193116                   01-29               5,175.00
     ------------------------------------------------------          -----------------------------------------------------
     193043 *                  01-28                  66.76          193117                   01-27                  96.00
     ------------------------------------------------------          -----------------------------------------------------
     193046 *                  01-29                 588.11          193118                   01-26               3,183.01
     ------------------------------------------------------          -----------------------------------------------------
     193047                    01-23                 288.08          193119                   01-28                 210.38
     ------------------------------------------------------          -----------------------------------------------------
     193050 *                  01-22                  47.72          193121 *                 01-28                 358.05
     ------------------------------------------------------          -----------------------------------------------------
     193051                    01-28                 520.00          193122                   01-27                 927.68
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 7 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     193123                    01-28                 258.51          193182                   01-30                 202.15
     ------------------------------------------------------          -----------------------------------------------------
     193125 *                  01-29                 570.50          193183                   01-30               1,611.00
     ------------------------------------------------------          -----------------------------------------------------
     193126                    01-26                 135.80          193185 *                 01-27               2,231.75
     ------------------------------------------------------          -----------------------------------------------------
     193127                    01-27               1,979.05          193186                   01-28               2,562.00
     ------------------------------------------------------          -----------------------------------------------------
     193128                    01-28               1,075.65          193188 *                 01-29               1,590.00
     ------------------------------------------------------          -----------------------------------------------------
     193129                    01-29               3,850.56          193189                   01-27                 442.33
     ------------------------------------------------------          -----------------------------------------------------
     193130                    01-28                  16.00          193190                   01-26                  91.34
     ------------------------------------------------------          -----------------------------------------------------
     193133 *                  01-27                 346.82          193191                   01-27                  65.38
     ------------------------------------------------------          -----------------------------------------------------
     193134                    01-27               2,936.49          193192                   01-27                 121.89
     ------------------------------------------------------          -----------------------------------------------------
     193135                    01-27                  43.46          193193                   01-27                  47.40
     ------------------------------------------------------          -----------------------------------------------------
     193136                    01-28                  18.01          193194                   01-29                  45.70
     ------------------------------------------------------          -----------------------------------------------------
     193138 *                  01-27                  78.90          193195                   01-26                 264.06
     ------------------------------------------------------          -----------------------------------------------------
     193139                    01-27               2,714.04          193196                   01-29                 451.00
     ------------------------------------------------------          -----------------------------------------------------
     193140                    01-27                  86.98          193197                   01-30                 585.93
     ------------------------------------------------------          -----------------------------------------------------
     193141                    01-28               4,363.58          193198                   01-28                 692.70
     ------------------------------------------------------          -----------------------------------------------------
     193143 *                  01-28                 159.00          193199                   01-26               4,931.88
     ------------------------------------------------------          -----------------------------------------------------
     193144                    01-27               1,969.09          193200                   01-29                  55.00
     ------------------------------------------------------          -----------------------------------------------------
     193145                    01-30               1,901.85          193201                   01-27                  82.44
     ------------------------------------------------------          -----------------------------------------------------
     193146                    01-27                 624.87          193202                   01-27               1,305.22
     ------------------------------------------------------          -----------------------------------------------------
     193147                    01-29                 307.33          193203                   01-27                 446.13
     ------------------------------------------------------          -----------------------------------------------------
     193148                    01-27               2,665.00          193204                   01-28                 877.41
     ------------------------------------------------------          -----------------------------------------------------
     193149                    01-29                 210.75          193206 *                 01-29                  25,00
     ------------------------------------------------------          -----------------------------------------------------
     193150                    01-29                  70.27          193207                   01-30               1,503.05
     ------------------------------------------------------          -----------------------------------------------------
     193151                    01-28               3,835.00          193208                   01-28               2,032.60
     ------------------------------------------------------          -----------------------------------------------------
     193152                    01-26               2,748.00          193209                   01-26               1,212.36
     ------------------------------------------------------          -----------------------------------------------------
     193153                    01-27               2,231.88          193211 *                 01-30                 355.38
     ------------------------------------------------------          -----------------------------------------------------
     193154                    01-28                 488.06          193212                   01-27                 682.56
     ------------------------------------------------------          -----------------------------------------------------
     193155                    01-26                 568.83          193214 *                 01-27                 997.97
     ------------------------------------------------------          -----------------------------------------------------
     193156                    01-30                 252.00          193215                   01-28                 204.00
     ------------------------------------------------------          -----------------------------------------------------
     193159 *                  01-28                 117.21          193216                   01-28               3,172.55
     ------------------------------------------------------          -----------------------------------------------------
     193161 *                  01-29                 105.54          193217                   01-29                 490.62
     ------------------------------------------------------          -----------------------------------------------------
     193162                    01-28                 850.80          193219 *                 01-28               1,118.62
     ------------------------------------------------------          -----------------------------------------------------
     193163                    01-28                  52.62          193220                   01-29                 170.37
     ------------------------------------------------------          -----------------------------------------------------
     193164                    01-27                 220.45          193221                   01-27               1,702.45
     ------------------------------------------------------          -----------------------------------------------------
     193165                    01-29                 861.00          193223 *                 01-26                  10.42
     ------------------------------------------------------          -----------------------------------------------------
     193166                    01-27                 381.95          193225 *                 01-29                 509.72
     ------------------------------------------------------          -----------------------------------------------------
     193167                    01-29                 133.56          193226                   01-27                 132.41
     ------------------------------------------------------          -----------------------------------------------------
     193168                    01-29                 915.21          193227                   01-29               1,766.00
     ------------------------------------------------------          -----------------------------------------------------
     193169                    01-29                 189.54          193230 *                 01-28               4,155.00
     ------------------------------------------------------          -----------------------------------------------------
     193170                    01-30                 129.10          193231                   01-27                 599.37
     ------------------------------------------------------          -----------------------------------------------------
     193171                    01-26                 399.75          193232                   01-30               1,065.72
     ------------------------------------------------------          -----------------------------------------------------
     193172                    01-29                 140.00          193233                   01-28                  76.25
     ------------------------------------------------------          -----------------------------------------------------
     193173                    01-27                 196.85          193234                   01-27                  70.31
     ------------------------------------------------------          -----------------------------------------------------
     193174                    01-28                 950.50          193235                   01-26               2,501.27
     ------------------------------------------------------          -----------------------------------------------------
     193175                    01-27               2,205.98          193236                   01-30                 862.64
     ------------------------------------------------------          -----------------------------------------------------
     193176                    01-27                 485.36          193237                   01-27                 437.50
     ------------------------------------------------------          -----------------------------------------------------
     193177                    01-29                 881.38          193238                   01-30                 726.81
     ------------------------------------------------------          -----------------------------------------------------
     193178                    01-29                  25.00          193239                   01-30                 585.00
     ------------------------------------------------------          -----------------------------------------------------
     193179                    01-26                 498.43          193240                   01-29                  87.01
     ------------------------------------------------------          -----------------------------------------------------
     193180                    01-27                  24.24          193241                   01-30                 686.17
     ------------------------------------------------------          -----------------------------------------------------
     193181                    01-30                 111.50          193242                   01-27                 481.92
     ------------------------------------------------------          -----------------------------------------------------


     [LOGO OMITTED]

     HAWAIIAN AIRLINES INC.                                                                                 Page 8 of 15
     January 31, 2004                                                                                        0001-028588

     Number                    Date                  Amount          Number                   Date                  Amount
     ------------------------------------------------------          -----------------------------------------------------
     193243                    01-28                  53.00          193293                   01-30               5,584.67
     ------------------------------------------------------          -----------------------------------------------------
     193244                    01-27               2,689.33          193294                   01-29              10,699.64
     ------------------------------------------------------          -----------------------------------------------------
     193246 *                  01-27               4,931,27          193295                   01-28               9,337.20
     ------------------------------------------------------          -----------------------------------------------------
     193247                    01-28                 56.85.          193296                   01-29              18,725.00
     ------------------------------------------------------          -----------------------------------------------------
     193248                    01-28               3,080.93          193297                   01-29             156,675.00
     ------------------------------------------------------          -----------------------------------------------------
     193249                    01-28                 414.52          193298                   01-30              10,214.74
     ------------------------------------------------------          -----------------------------------------------------
     193251 *                  01-27                 562.78          193299                   01-29              16,800.00
     ------------------------------------------------------          -----------------------------------------------------
     193253 *                  01-28                  79.90          193300                   01-27               8,938.74
     ------------------------------------------------------          -----------------------------------------------------
     193254                    01-28                  30.00          193301                   01-28              6,455.0.9
     ------------------------------------------------------          -----------------------------------------------------
     193257 *                  01-30               2,500.00          193302                   01-28              28,560.00
     ------------------------------------------------------          -----------------------------------------------------
     193259 *                  01-29              12,061.80          193303                   01-27               6,289.44
     ------------------------------------------------------          -----------------------------------------------------
     193260                    01-26              17,616.77          193307 *                 01-30                  84.30
     ------------------------------------------------------          -----------------------------------------------------
     193261                    01-28               6,225.02          193309 *                 01-29                   5.03
     ------------------------------------------------------          -----------------------------------------------------
     193262                    01-28              28,256.00          193311 *                 01-27                  71.78
     ------------------------------------------------------          -----------------------------------------------------
     193263                    01-30              72,614.40          193314 *                 01-28                 129.40
     ------------------------------------------------------          -----------------------------------------------------
     193264                    01-27               8,893.60          193316 *                 01-29                 198.72
     ------------------------------------------------------          -----------------------------------------------------
     193265                    01-27               6,743.36          193317                   01-28               1,360.00
     ------------------------------------------------------          -----------------------------------------------------
     193266                    01-27              12,552.45          193318                   01-29                 228.94
     ------------------------------------------------------          -----------------------------------------------------
     193267                    01-28             18,347.455          193319                   01-30                 624.00
     ------------------------------------------------------          -----------------------------------------------------
     193268                    01-27             601,966.78          193322 *                 01-28               8,037.00
     ------------------------------------------------------          -----------------------------------------------------
     193269                    01-29                6718.60          193324 *                 01-30                 390.62
     ------------------------------------------------------          -----------------------------------------------------
     193270                    01-27              37,784.76          193325                   01-30               4,257.00
     ------------------------------------------------------          -----------------------------------------------------
     193271                    01-27              31,353.55          193333 *                 01-30               5,645.09
     ------------------------------------------------------          -----------------------------------------------------
     193273 *                  01-28              15,860.00          193334                   01-30             614,792.92
     ------------------------------------------------------          -----------------------------------------------------
     193274                    01-27              20,816.07          193335                   01-27                  93.46
     ------------------------------------------------------          -----------------------------------------------------
     193275                    01-26              22,314.26          193336                   01-27               1,864.83
     ------------------------------------------------------          -----------------------------------------------------
     193282 *                  01-29              39,444.52          193337                   01-29               1,810.00
     ------------------------------------------------------          -----------------------------------------------------
     193283                    01-27              33,743.86          193340 *                 01-29               9,984.24
     ------------------------------------------------------          -----------------------------------------------------
     193284                    01-29               5,887.12          193342 *                 01-29                 113.90
     ------------------------------------------------------          -----------------------------------------------------
     193285                    01-26              17,411.68          193346 *                 01-29                  62.49
     ------------------------------------------------------          -----------------------------------------------------
     193286                    01-29              17,344.00          193353 *                 01-29               2,842.00
     ------------------------------------------------------          -----------------------------------------------------
     193287                    01-30               9,749.13          193354                   01-29               2,736.00
     ------------------------------------------------------          -----------------------------------------------------
     193288                    01-27              53,036.00          193355                   01-28                 506.82
     ------------------------------------------------------          -----------------------------------------------------
     193289                    01-30             111,268.30          193364 *                 01-30                 4.8.49
     ------------------------------------------------------          -----------------------------------------------------
     193291 *                  01-28               8,087.44          * Skip in check sequence
     ------------------------------------------------------          -----------------------------------------------------
     193292                    01-29              6,015.79
     ------------------------------------------------------          -----------------------------------------------------

DEBITS

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                             128,969.11
                     BOH FUNDS TRANSFER 011604 040116001151701
                     10824128
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                             375,000,00
                     BOH FUNDS TRANSFER 011604 040116001194701
                     DO 033606
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                             250,000.00
                     BOH FUNDS TRANSFER 011604 040116001187701
                     DO 033604


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                 Page 9 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                             122,280.88
                     BOH FUNDS TRANSFER 011604 040116001133701
                     DO 033600
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                              58,153.88
                     BOH FUNDS TRANSFER 011604 040116001181701
                     DO 033601
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                              24,300.00
                     BOH FUNDS TRANSFER 011604 040116001185701
                     DO 033603
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Outgoing Wire Trnsfr                                                                              17,377.91
                     BOH FUNDS TRANSFER 011604 040116001132701
                     DO 033599
      --------------------------------------------------------------------------------------------------------------------------
      01-16          ACH Debit                                                                                         19,379.14
                     BP WEST COAST PR EFT DEBIT 015440119015599
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Automatic Transfer                                                                                18,161.66
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Automatic Transfer                                                                                     8.76
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Automatic Transfer                                                                                 2,544.76
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Outgoing Wire Trnsfr                                                                             324,090.33
                     BOH FUNDS TRANSFER 012004 040120001275701
                     DO 033658
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Outgoing Wire Trnsfr                                                                             271,010.00
                     BOH FUNDS TRANSFER 012004 040120001427701
                     IN 010021
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Outgoing Wire Trnsfr                                                                              32,350.00
                     BOH FUNDS TRANSFER 012004 040120001273701
                     DO 033657
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Outgoing Wire Trnsfr                                                                               4,749.70
                     BOH FUNDS TRANSFER 012004 040120001266701
                     DO 033655
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Outgoing Wire Trnsfr                                                                               2,420.00
                     BOH FUNDS TRANSFER 012004 040120001269701
                     00033656
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                      2,673,232.38
                     HAWAIIAN AIR PAYROLL 040120 -SETT-B HAWNAIR
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                      1,453,341.15
                     HAWAIIAN AIRLINE FED TAX 040120 -SETT-BOH MAXUS
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                        424,843.01
                     SP WEST COAST PR EFT DEBIT 01644021 901 5799
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                          2,211.81
                     Intl Banking Dep TRADE SVCS 012004 ISB S081754-PCH003
                     LETTER OF CREDIT
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                            181.37
                     Intl Banking Dep TRADE-SVCS 012004 ISB S081620.PCH003
                     LETTER OF CREDIT


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 10 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                             64.89
                     Intl Banking Dep TRADE-SVCS 012004 ISB S081621-PCH003
                     LETTER OF CREDIT
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                             63.19
                     Intl Banking Dep TRADE-SVCS 012004 ISB S081619-PCH003
                     LETTER OF CREDIT
      --------------------------------------------------------------------------------------------------------------------------
      01-20          ACH Debit                                                                                             52,81
                     Ind Ranking Dep TRADE SVCS 012004 ISB S081752-PCH003
                     LETTER OF CREDIT
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Automatic Transfer                                                                                50,442.46
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Automatic Transfer                                                                                1,582.40
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Automatic Transfer                                                                               200,564.14
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000000963050
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Automatic Transfer                                                                                11,712.88
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Automatic Transfer                                                                                 2,414.27
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Outgoing Wire Trnsfr                                                                             420,000.00
                     BOH FUNDS TRANSFER 012104 040121001033701
                     DO 033722
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Outgoing Wire Trnsfr                                                                             234,417.66
                     B0H FUNDS TRANSFER 012104 040121001034701
                     DO 033723
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Outgoing Wire Trnsfr                                                                              57,000.00
                     B0H FUNDS TRANSFER 012104 040121001032701
                     DO 033721
      --------------------------------------------------------------------------------------------------------------------------
      01-21          ACH Debit                                                                                         12,979.83
                     EMPLOYMENT DEVEL EDO EFTPMT 012004 TXP*O8817066*01100
                     *040120*T*278261*T*1019722*T*1297983\
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Automatic Transfer                                                                               188,069.95
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Automatic Transfer                                                                                 2,001.69
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Automatic Transfer                                                                             1,888,384.61
                     TRANSFER TO CAT GOV SEC FUND-S
                                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Automatic Transfer                                                                                 9,368.34
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Automatic Transfer                                                                                 6,299.74
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 11 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Outgoing Wire Trnsfr                                                                               8,799.00
                     B0H FUNDS TRANSFER 012204 040122001464701
                     108 45839
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Outgoing Wire Trnsfr                                                                              29,500.00
                     B0H FUNDS TRANSFER 012204 040122000899701
                     DO 033773
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Outgoing Wire Trnsfr                                                                              26,998.00
                     B0H FUNDS TRANSFER 012204 040122000993701
                     DO 033782
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Outgoing Wire Trnsfr                                                                               3,158.00
                     BOH FUNDS TRANSFER 012204 040122000900701'
                     DO 033774
      --------------------------------------------------------------------------------------------------------------------------
      01-22          ACH Debit                                                                                          8,887.43
                     BP WEST COAST PR EFT DEBIT 021440786012899
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Automatic Transfer                                                                               139,482.76
                     TRANSFER TO CONCENTRATION ACCOUNT
                     00010114129
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Automatic Transfer                                                                                 1,623.70
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Automatic Transfer                                                                             1,025,702.36
                     TRANSFER TO CAT GOV SEC FUND-$
                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Automatic Transfer                                                                                14,565.22
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Automatic Transfer                                                                                 4,643.95
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Outgoing Wire Trnsfr                                                                             375,000.00
                     BOH FUNDS TRANSFER 012304 040123001118701
                     DO 033869
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Outgoing Wire Trnsfr                                                                             250,000.00
                     BOH FUNDS TRANSFER 012304 040123001409701
                     29702026
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Outgoing Wire Trnsfr                                                                              44,469.39
                     BOH FUNDS TRANSFER 012304 040123001119701
                     DO 033868
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Outgoing Wire Trnsfr                                                                              40,000.00
                     BOH FUNDS TRANSFER 012304 040123001403701
                     29702028
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Outgoing Wire Trnsfr                                                                              23,265.27
                     BOH FUNDS TRANSFER 012304 040123001415701
                     297 02027
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Outgoing Wire Trnsfr                                                                                 275.20
                     BOH FUNDS TRANSFER 012304 040123001418701
                     29702029
      --------------------------------------------------------------------------------------------------------------------------
      01-23          ACH Debit                                                                                        114,224.80
                     BP WEST COAST PR EFT DEBIT 022440820017499


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 12 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Automatic Transfer                                                                                76,950.98
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Automatic Transfer                                                                                 1,989.20
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Automatic Transfer                                                                                 3,637.68
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Automatic Transfer                                                                                2,340.94.
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-26          ACH Debit                                                                                      1,242,607.21
                     HAWAIIAN AIRLINE FED TAX 040126 -SETT-BOH MAXUS
      --------------------------------------------------------------------------------------------------------------------------
      01-26          ACH Debit                                                                                        290,767.08
                     BP WEST COAST PR EFT DEBIT 023441036012299
      --------------------------------------------------------------------------------------------------------------------------
      01-26          Automatic Transfer                                                                                65,655.65
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-26          Automatic Transfer                                                                                 1,378.80
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-26          Automatic Transfer                                                                             2,177,733.78
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800983050
      --------------------------------------------------------------------------------------------------------------------------
      01-26          Automatic Transfer                                                                                12,665.50
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-26          Automatic Transfer                                                                                 2,119.85
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Outgoing Wire Trnsfr                                                                             863,473.14
                     BOH FUNDS TRANSFER 012704 040127000974701
                     DO 033955
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Account Analysis Fee                                                                              11,108.35
                     ANALYSIS ACTIVITY FOR 12/03
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Outgoing Wire Trnsfr                                                                                 223.80
                     BOH FUNDS TRANSFER 012704 040127001021701
                     IN 010106
      --------------------------------------------------------------------------------------------------------------------------
      01-27          ACH Debit                                                                                          1,229.64
                     EMPLOYMENT DEVEL EDD EFTPMT 012604 TXP *08817066*01300
                     *031231*T*119728*T*3238*T*1229641
      --------------------------------------------------------------------------------------------------------------------------
      01-27          ACH Debit                                                                                             74.69
                     EMPLOYMENT DEVEL EDD EFTPMT 012604 TXP*08817066*01100
                     *031231*T*2410*T*5059*T*7469\
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Automatic Transfer                                                                                48,290.02
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Automatic Transfer                                                                                   735.71
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 13 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Automatic Transfer                                                                                 2,920.12
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Automatic Transfer                                                                                 1,428.00
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Outgoing Wire Trnsfr                                                                               2,385.47
                     BOH FUNDS TRANSFER 012804 040128001619701
                     108-35955
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Outgoing Wire Trnsfr                                                                             496,000.00
                     BOH FUNDS TRANSFER 012804 040128000407701
                     DO 033969
      --------------------------------------------------------------------------------------------------------------------------
      01-28          ACH Debit                                                                                        135,162.25
                     HAWAIIAN AIRLINE 2ND QTR 00.040128 -SETT-BOH MAXUS
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Automatic Transfer                                                                                29,391.94
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Automatic Transfer                                                                                 3,491.12
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Automatic Transfer                                                                             3,425,139.61
                     TRANSFER TO CAT GOV SEC FUND-S
                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Automatic Transfer                                                                                   725.00
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028477
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Automatic Transfer                                                                                 1,753.23
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Outgoing Wire Trnsfr                                                                              29,500.00
                     BOH FUNDS TRANSFER 012904 040129000373701
                     00034029
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Outgoing Wire Trnsfr                                                                              10,740.00
                     BOH FUNDS TRANSFER 012904 040129000374701
                     DO 034030
      --------------------------------------------------------------------------------------------------------------------------
      01-29          ACH Debit                                                                                         25,928.98
                     HAWAIIAN AIRLINE TAX PMT 040129 -SETT B0H MAXUS
      --------------------------------------------------------------------------------------------------------------------------
      01-29          ACH Debit                                                                                             52.14
                     Intl Banking Dep TRADESVCS 012904 ISB S082080-PCH001
                     LETTER OF CREDIT
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Automatic Transfer                                                                                14,804.85
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Automatic Transfer                                                                                   786.76
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Automatic Transfer                                                                             4,325,194.21
                     TRANSFER TO CAT OOV SEC FUND-S
                                     00000000800963050


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 14 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                    Subtractions
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Automatic Transfer                                                                                 1,015.01
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                             489,000.00
                     BOH FUNDS TRANSFER 013004 040130000495701
                     100034092
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                             482,254.34
                     BOH FUNDS TRANSFER 013004 040130000491701
                     DO 034091
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                             250,000,00
                     B0H FUNDS TRANSFER 013004 040130000482701
                     DO 034087
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                             229,206.65
                     BOH FUNDS TRANSFER 013004 040130000487701
                     DO 034090
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                              25,016.00
                     B0H FUNDS TRANSFER 013004 040130000483701
                     DO 034088
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                              15,137.49
                     BOH FUNDS TRANSFER 013004 040130000503701
                     DO 034093
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Outgoing Wire Trnsfr                                                                               9,400.00
                     BOH FUNDS TRANSFER 013004 040130000485701
                     DO 034089
      --------------------------------------------------------------------------------------------------------------------------
      01-30          ACH Debit                                                                                         56,210.58
                     BP WEST COAST PR EFT DEBIT 029441520012699
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Automatic Transfer                                                                                10,900.41
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014129
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Automatic Transfer                                                                                 1,299.70
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001014137
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Automatic Transfer                                                                                   508.68
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0001028677
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Automatic Transfer                                                                                   337.44
                     TRANSFER TO CONCENTRATION ACCOUNT
                     0080463693

CREDITS

      Date           Description                                                                                       Additions
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Automatic Transfer                                                                                47,304.28
                     TRANSFER FROM CAT GOV SEC FUND-S
                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-16          Automatic Transfer                                                                             1,073,566.73
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-20          Automatic Transfer                                                                             6,446,849.05
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424


      [LOGO OMITTED]

      HAWAIIAN AIRLINES INC.                                                                                Page 15 of 15
      January 31, 2004                                                                                        0001-028588

      Date           Description                                                                                       Additions
      --------------------------------------------------------------------------------------------------------------------------
      01-21          Automatic Transfer                                                                             4,080,629.79
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-22          Automatic Transfer                                                                             1,741,810.20
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Automatic Transfer                                                                               220,205.44
                     TRANSFER FROM CAT GOV SEC FUND-S
                                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-23          Automatic Transfer                                                                             1,276,215.83
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-26          Automatic Transfer                                                                             3,754,535.39
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Automatic Transfer                                                                               951,261.65
                     TRANSFER FROM CAT GOV SEC FUND-S
                                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-27          Automatic Transfer                                                                             1,439,721.08
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-28          Automatic Transfer                                                                             4,169,618.06
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-29          Automatic Transfer                                                                             4,376,527.85
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Automatic Transfer                                                                               711,886.19
                     TRANSFER FROM CAT GOV SEC FUND-S
                                     00000000800963050
      --------------------------------------------------------------------------------------------------------------------------
      01-30          Automatic Transfer                                                                             1,667,432.06
                     TRANSFER FROM CONCENTRATION ACCOUNT
                     0001042424

DAILY BALANCES

      Date                     Amount         Date                       Amount          Date                Amount
      -------------------------------         ---------------------------------          --------------------------
      01-15              2,562,192.00         01-22                3,322,212.00          01-28         3,261,949.00
      -------------------------------         ---------------------------------          --------------------------
      01-16              2,465,475.00         01-23                3,473,069.00          01-29         2,741,259.00
      -------------------------------         ---------------------------------          --------------------------
      01-20              3,218,525.00         01-26                2,857,311.00          01-30         2,631,803,00
      -------------------------------         ---------------------------------          --------------------------
      01-21              3,195,905.00         01-27                3,408,932.00
      -------------------------------         ---------------------------------